UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE AB POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2017

Date of reporting period: February 28, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

FEB    02.28.17

SEMI-ANNUAL REPORT

AB POOLING PORTFOLIOS

+	AB U.S. VALUE PORTFOLIO
+	AB U.S. LARGE CAP GROWTH PORTFOLIO
+	AB INTERNATIONAL VALUE PORTFOLIO
+	AB INTERNATIONAL GROWTH PORTFOLIO
+	AB SHORT DURATION BOND PORTFOLIO
+	AB GLOBAL CORE BOND PORTFOLIO
+	AB BOND INFLATION PROTECTION PORTFOLIO
+	AB SMALL-MID CAP VALUE PORTFOLIO
+	AB SMALL-MID CAP GROWTH PORTFOLIO
+	AB MULTI-ASSET REAL RETURN PORTFOLIO
+	AB VOLATILITY MANAGEMENT PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

April 13, 2017

Semi-Annual Report

This report provides management’s discussion of fund performance for the AB Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2017.

On September 21, 2016, at the recommendation of AllianceBernstein L.P. (the “Adviser”) the Board of Trustees of the AB Pooling Portfolios approved the liquidation and termination of each Portfolio, other than AB Volatility Management Portfolio. The Portfolios delivered securities in kind, cash and receivables to certain AB mutual funds as of the following dates: U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Portfolios on March 3, 2017; International Value and International Growth Portfolios on March 10, 2017; Multi-Asset Real Return Portfolio on March 17, 2017; Short Duration Bond Portfolio on March 28, 2017; Bond Inflation Protection Portfolio on March 29, 2017; and Global Core Bond Portfolio on March 30, 2017.

The tables on pages 23-26 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2017, compared to their respective benchmarks. Additional performance can be found on pages 27-29.

Market Review

Global equities rose during the six-month period ended February 28, 2017. US stocks outperformed,

while emerging-market and international equities both delivered solid results.

In fixed-income markets, global bonds decreased in absolute terms (bond yields move inversely to price). Although emerging-market local-currency government bonds posted negative returns in the period, they outperformed developed-market treasuries that, in turn, finished just ahead of investment-grade credit securities. Global high yield rallied in the period. Developed-market yields rose across the board, while elsewhere they generally fell along the short end of the curve.

US President Donald Trump’s unexpected election victory and first forays into governing strongly impacted markets. Initial speculation over economic and trade policy changes—as well as inflation—was somewhat overshadowed by a new US travel ban. By the end of the period, questions remained regarding how the president and Congress would approach fiscal stimulus, tax reform and deregulation, yet optimism continued.

Markets were also influenced by central bank measures. The European Central Bank surprised markets in early December with its decision to reduce the monthly pace of its asset purchase program, though investors were mollified by its pledge for a “sustained presence” in euro-area markets. In

AB POOLING PORTFOLIOS •	1

contrast, the US Federal Reserve raised official rates in December and signaled a drastic increase in the likelihood of a rate hike in March.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies, emphasizing investments in companies that the Adviser believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of US companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six-month period, but underperformed for the 12-month period ended February 28, 2017.

For the six-month period, sector selection drove the outperformance relative to the benchmark because of underweights in the real estate and consumer staples sectors, which were negatively impacted by rising interest rates. In contrast, an overweight in consumer discretionary detracted. Security selection did not have a meaningful impact on returns. While security selection within industrials and telecommunications contributed, these gains were offset by security selection in energy and health care.

For the 12-month period, security selection was the main source

2	• AB POOLING PORTFOLIOS

of underperformance, particularly within the energy, materials and health care sectors. An overweight in consumer discretionary and underweight in energy also detracted. In contrast, underweights in real estate and consumer staples, along with an overweight in information technology, contributed to returns.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization US companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended February 28, 2017.

For the six-month period, security selection in the consumer staples, consumer discretionary and industrials sectors and an overweight position in the health care sector detracted, relative to the benchmark. Security selection in the technology and health care

AB POOLING PORTFOLIOS •	3

sectors and an overweight position in the technology sector contributed to performance.

For the 12-month period, security selection in the consumer discretionary, consumer staples and industrials sectors, as well as an underweight position in the financials sector, detracted from returns. Security selection within the technology and health care sectors contributed. An overweight position in the technology sector and underweights in the consumer staples and real estate sectors also had a positive impact on performance.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

4	• AB POOLING PORTFOLIOS

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US, for the six- and 12-month periods ended February 28, 2017.

For the six-month period, security selection was positive, with stock selection in technology, transportation and capital equipment contributing to returns, relative to the benchmark. Underweights to medical, construction & housing and consumer staples also contributed. In contrast, security selection in industrial commodities, along with an overweight in telecommunications and underweight in financials, detracted from returns. Country selection (a result of bottom-up stock analysis combined with fundamental research) also benefited returns because of an overweight to Japan and an underweight to South Africa, although the Portfolio’s cash position weighed on performance.

For the 12-month period, security selection was the main source of outperformance, particularly within the technology, capital equipment and financials sectors. Underweights to medical and consumer cyclicals, as well as an overweight to energy, also benefited returns. In contrast, overweights in transportation and telecommunications, and security selection in energy detracted. Country allocation also detracted, due to an underweight to China and cash positions. However, an underweight to South Africa and overweight to Brazil contributed to returns.

The Portfolio utilized derivatives including futures for investment purposes, which added to absolute returns during both periods. Foreign currency forwards for hedging and investment purposes added during the six-month period and detracted during the 12-month period.

AB POOLING PORTFOLIOS •	5

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital; and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

6	• AB POOLING PORTFOLIOS

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the MSCI ACWI ex-US, for the six- and 12-month periods ended February 28, 2017.

For the six-month period, security selection was the main source of underperformance relative to the benchmark, particularly in the financials, consumer discretionary and industrials sectors. An overweight in health care and underweight in materials also detracted. In contrast, security selection in energy and real estate, as well as underweights in telecommunications and utilities, benefited returns. Country allocation (a result of bottom-up stock analysis combined with fundamental research) detracted because of an overweight to India and an underweight to Japan. However, an overweight to France and underweight to Israel benefited returns.

For the 12-month period, security selection in materials, financials and consumer discretionary detracted, as did an overweight in health care and underweight to materials. Helping returns was an overweight in technology and underweight in telecommunications, along with security selection in health care. Country allocation did not have a meaningful impact on returns, as the Portfolio’s cash position and underweight to Brazil detracted and offset the positive contribution from an underweight to Japan.

The Portfolio utilized derivatives in the form of foreign currency forwards for hedging purposes, which had an immaterial impact on absolute returns during the six-month period and added for the 12-month period.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures contracts, options, currencies and securities.

AB POOLING PORTFOLIOS •	7

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment-grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investors Service, Inc. (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”). The Portfolio may invest in variable, floating, and inverse floating-rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended February 28, 2017.

During the six-month period, sector selection drove performance relative to the benchmark, helped most by an exposure to inflation-linked securities. The Portfolio’s allocations to asset-backed securities and investment-grade corporates were similarly positive. Yield-curve positioning detracted modestly, as rates increased across the curve. The Portfolio’s overweight was evenly spread across the curve, so the positioning effect was minimal.

During the 12-month period, sector selection drove the performance, helped most by a beneficial exposure to investment-grade corporates. Allocations to asset-backed securities and commercial mortgage-backed securities (“CMBS”) were also positive. Yield-curve positioning was a detractor due to the Portfolio’s longer-than-benchmark duration, as rates moved upward over the period. There was a small negative positioning effect from overweights to two- and five-year maturities where rates sold off more than the shortest part of the curve.

During both periods, the Portfolio utilized derivatives including currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the CMBS market. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities.

8	• AB POOLING PORTFOLIOS

Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-US issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures contracts. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended February 28, 2017.

During the six-month period, sector allocation contributed to performance, relative to the benchmark. An overweight position in US investment-grade corporates, underweight in US agency mortgages and exposure to US and Japanese inflation-linked securities all proved beneficial. An overweight in Canadian sovereign agencies took back some of these gains. Security selection also had a positive impact on performance, as profits from selections within US investment-grade corporates outweighed losses from selections in eurozone treasuries. Currency allocation contributed, helped most by a long position in the Mexican peso and shorts in the Singapore dollar and euro. A long position in the Swedish krona detracted. Although country and yield-curve positioning did not have a significant effect on overall performance in the period, there were some positions of note. The Portfolio’s positioning along the US and Canadian yield curves were positive, while UK and eurozone yield-curve positioning detracted.

AB POOLING PORTFOLIOS •	9

During the 12-month period, sector allocation contributed to performance. An overweight position in US investment-grade corporates and underweights in US agency mortgages and US Treasuries all helped returns. Underweights to UK and eurozone investment-grade corporates offset some of these gains. Security selection also had a positive impact because of selections within US investment-grade corporates. Country allocation (a result of bottom-up security analysis combined with fundamental research) contributed as well, primarily from an underweight position in Japan and overweight in the UK. The Portfolio’s yield-curve positioning was modestly positive, because of several small contributors across a range of curve positions. Currency allocation contributed similarly, as gains from a short position in the euro and longs in the Russian ruble and Mexican peso offset losses from a long in the Swedish krona and short in the Japanese yen.

During both periods, the Portfolio utilized derivatives including Treasury futures to manage duration, country exposure and yield-curve positioning; currency forwards and currency options, both purchased and written, were used to hedge currency exposure as well as to manage active currency risk.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in Treasury inflation-protected securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Consumer Price Index (“CPI”) swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities. As noted above, the Portfolio may invest in derivatives, such as options, futures contracts, forwards

10	• AB POOLING PORTFOLIOS

or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Portfolio will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The Portfolio outperformed its benchmark, the Bloomberg Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended February 28, 2017.

In the six-month period, currency allocation contributed to performance, relative to the benchmark. Short positions in the Singapore dollar and Mexican peso and a long in the Colombian peso all had a positive impact on returns. A short in the Australian dollar took back some of these gains, as the currency rallied on the increase in commodity prices. Sector selection also contributed, helped most by the Portfolio’s positions within investment-grade corporates, agency risk-sharing transactions and high-yield corporates.

In the 12-month period, sector allocation contributed to returns, helped by allocations to corporates (both investment-grade and high-yield) and agency risk-sharing transactions. Currency investments boosted performance as well. The Portfolio’s short position in the British pound and longs in the Singapore dollar and Colombian peso added to returns and outweighed losses from a short in the Taiwan new dollar and long in the Australian dollar.

During both periods, TIPS returns were positive, while US Treasury yields rose. TIPS outperformed Treasuries in both periods, as oil and commodity prices broadly increased, helped by a deal struck by OPEC in late 2016 to limit crude production. In the 12-month period, US crude supply output declined and production was stunted globally because of fires in the Canadian oil sands, attacks on Nigerian pipelines, outages in Venezuela and export troubles in Libya, all of which contributed to a rise in oil prices.

During both periods, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures, interest rate and CPI swaps, as well as interest rate swaptions were utilized to manage

AB POOLING PORTFOLIOS •	11

duration, inflation protection, country exposure and yield-curve positioning. Equity options were utilized to manage market exposure.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended February 28, 2017.

For the six-month period, security selection in the industrials, financials and technology sectors contributed to performance, relative to the benchmark. Underweight positions in the real estate and consumer staples sectors and an overweight in technology also contributed to returns. Security selection in the energy, consumer discretionary and real estate sectors and an underweight position in financials detracted from performance.

For the 12-month period, security selection in the technology, industrials and financials sectors, as well as underweight positions in real estate, consumer staples and telecommunications, contributed to

12	• AB POOLING PORTFOLIOS

performance. Security selection within the energy, health care and materials sectors detracted. An overweight position in the consumer discretionary sector and an underweight in financials also had a negative impact on performance.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization US companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and estab-

lished companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and locations in which the Portfolio seeks to invest than direct investments.

AB POOLING PORTFOLIOS •	13

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the six-month period and underperformed for the 12-month period ended February 28, 2017.

For the six-month period, stock selection contributed in the health care and financials sectors, relative to the benchmark. In health care, biopharmaceutical holdings boosted performance. Stock selection in consumer cyclicals and commercial services was negative. Stock selection in technology also detracted, negatively impacted by software holdings.

For the 12-month period, stock selection in the technology sector was the largest detractor. Software as a group underperformed the broader market despite solid earnings releases in the most recent period. Semiconductors materially outperformed software since semiconductors are more highly correlated with GDP growth; the Portfolio’s overweight in software therefore detracted. Security selection contributed in the health care sector, helped by the Portfolio’s positioning and holdings in biopharmaceuticals.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures contracts, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

14	• AB POOLING PORTFOLIOS

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The Portfolio underperformed its benchmark, the MSCI All Country (“AC”) World Commodity

Producers Index, for the six- and 12-month periods ended February 28, 2017.

During the six-month period, underperformance relative to the benchmark was driven largely by strategic allocations to global real estate investment trusts (“REITs”) and commodity futures. REITs had negative absolute performance driven by the yield sell-off in the fourth calendar quarter of 2016 and detracted versus the benchmark. Commodity futures had positive absolute performance, but lagged the benchmark. The allocation to diversified inflation equities since December 2016 outperformed commodity producers in the first two months of 2017. An overweight position in energy, CPI swaps and security selection across commodity producers, commodity futures and REITs contributed to performance.

During the 12-month period, the underperformance was driven mainly by strategic allocations to global REITS and commodity futures, both of which had positive absolute performance but lagged the benchmark. As in the six-month period, the strategic allocation to diversified inflation equities since December 2016 outperformed commodity producers in the first two months of 2017. An overweight to energy, CPI swaps and security selection in commodity producers and commodity futures added to performance, while security selection in REITs detracted.

AB POOLING PORTFOLIOS •	15

The Portfolio utilized derivatives for hedging and investment purposes in the form of currency forwards, total return swaps, inflation (CPI) swaps and written options, which added to absolute returns during both periods; Treasury futures detracted for the six-month period and added during the 12-month period, while interest rate swaps added during the six-month period, but detracted in the 12-month period, and purchased options detracted during both periods.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate in seeking to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures contracts, forwards, options,

swaps and other financially linked investments. The Portfolio will also have the ability to invest in a wide array of asset classes, including US, non-US and emerging-market equity and fixed-income securities, commodities, REITs and other real estate-related securities, currencies and inflation-indexed securities.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because

16	• AB POOLING PORTFOLIOS

investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio underperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended February 28, 2017.

Tactical shifts in equities (underweights to US and international developed markets) detracted from performance over both periods, relative to the benchmark. However, while regional decisions to overweight emerging-market equities detracted from performance over the six-month period, the overweight positions contributed to performance over the longer-term 12-month period. Allocations to global REITs detracted from performance for both periods.

The Portfolio was slightly underweight equity and remained invested in global bonds and cash over the 12-month period in response to early and mid-2016 volatility spikes, most notably the move to negative policy rates by the Bank of Japan and the unexpected outcome of the vote on the UK’s continuing membership in the European Union. Although underweight to US and international developed market equities, the Portfolio remained slightly overweight emerging-markets equities and the Portfolio’s allocation to global bonds was reduced over the 12-month period. In addition, the Portfolio was more diversified than the benchmark due to a strategic allocation to global REITs and, at times, made modest tilts across equity regions.

The Portfolio utilized derivatives for hedging and investment purposes including total return swaps, which added to absolute returns during both periods; Treasury futures and purchased options added during the six-month period and detracted during the 12-month period; currency forwards detracted during both periods, while written options added during the 12-month period.

AB POOLING PORTFOLIOS •	17

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio; all indices are unmanaged. The Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the US. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. The All Market Real Return Portfolio Benchmark is an equally weighted blend of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE® EPRA/NAREIT”) Global Index and the Dow Jones-UBS Commodity Index. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. The MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value or growth, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

Indemnification Risk: In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	19

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rate rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

(Disclosures, Risks and Note about Historical Performance continued on next page)

20	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of each Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Bond Inflation Protection Portfolio invests principally in inflation-indexed investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAVs may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes and large positions and heavy redemptions of Portfolio Shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	21

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, the Adviser that seek a blend of asset classes for investment. These shares are not currently offered for direct investment from the general public. For additional information regarding other retail share classes and their sales charges and fees, please visit www.abfunds.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

22	• AB POOLING PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2017 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months

AB U.S. Value Portfolio*	11.46%	25.81%

Russell 1000 Value Index	11.07%	29.13%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.03% and 0.09%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.02% and 0.02%, respectively.

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months

AB U.S. Large Cap Growth Portfolio*	8.22%	20.40%

Russell 1000 Growth Index	9.15%	22.15%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.01% and 0.20%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.02% and 0.02%, respectively.

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months

AB International Value Portfolio*	7.00%	20.87%

MSCI ACWI ex-US	5.15%	19.31%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.0017% and 0.0017%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.02% and 0.02%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2017 (unaudited)

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months

AB International Growth Portfolio*	0.00%	14.65%

MSCI ACWI ex-US	5.15%	19.31%

*    Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.02% and 0.02%, respectively.

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months

AB Short Duration Bond Portfolio*	0.79%	1.68%

BofA ML 1-3 Year US Treasury Index	-0.09%	0.39%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.58% and 0.60%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.06% and 0.06%, respectively.

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months

AB Global Core Bond Portfolio*	-1.60%	3.42%

Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	-1.87%	1.97%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.07% and 0.07%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.03% and 0.03%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

24	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2017 (unaudited)

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months

AB Bond Inflation Protection Portfolio*	1.27%	5.97%

Bloomberg Barclays 1-10 Year TIPS Index	0.26%	2.85%

*    Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.04% and 0.04%, respectively.

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months

AB Small-Mid Cap Value Portfolio*	13.93%	35.57%

Russell 2500 Value Index	12.72%	35.15%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.0001% and 0.01%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.03% and 0.03%, respectively.

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months

AB Small-Mid Cap Growth Portfolio*	9.53%	27.10%

Russell 2500 Growth Index	8.52%	28.05%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.06% and 0.21%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.03% and 0.03%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2017 (unaudited)

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months

AB Multi-Asset Real Return Portfolio*	6.84%	23.95%

Primary Benchmark: MSCI AC World Commodity Producers Index	8.72%	32.75%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	4.35%	21.11%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2017, by 0.0011% and 0.0011%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.01% and 0.01%, respectively.

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months

AB Volatility Management Portfolio*	5.97%	16.93%

MSCI ACWI	7.53%	22.07%

*    Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended February 28, 2017, by 0.01% and 0.01%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2017 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	25.81%
5 Years	13.32%
10 Years	4.81%

AB U.S. Large Cap Growth Portfolio
1 Year	20.40%
5 Years	15.74%
10 Years	8.99%

AB International Value Portfolio
1 Year	20.87%
5 Years	4.98%
10 Years	-1.17%

AB International Growth Portfolio
1 Year	14.65%
5 Years	2.82%
10 Years	-1.32%

AB Short Duration Bond Portfolio
1 Year	1.68%
5 Years	1.11%
10 Years	1.87%

AB Global Core Bond Portfolio
1 Year	3.42%
5 Years	3.76%
10 Years	5.35%

AB Bond Inflation Protection Portfolio
1 Year	5.97%
5 Years	1.75%
10 Years	4.56%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2017 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	35.57%
5 Years	15.30%
10 Years	9.42%

AB Small-Mid Cap Growth Portfolio
1 Year	27.10%
5 Years	10.88%
10 Years	10.50%

AB Multi-Asset Real Return Portfolio
1 Year	23.95%
5 Years	-3.12%
10 Years	-3.38%

AB Volatility Management Portfolio
1 Year	16.93%
5 Years	7.11%
Since Inception†	7.16%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

(Historical Performance continued on next page)

28	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2017 (unaudited)
SEC Returns*

AB Volatility Management Portfolio
1 Year	10.83%
5 Years	7.03%
Since Inception†	7.22%

*	This Portfolio is offered at NAV, and the SEC returns are the same as the NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 18-22.

AB POOLING PORTFOLIOS •	29

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
AB U.S. Value
Actual	$1,000	$1,114.60	$0.31	0.06%	$0.31	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%	$0.30	0.06%
AB U.S. Large Cap Growth
Actual	$1,000	$1,082.20	$0.26	0.05%	$0.31	0.06%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%	$0.30	0.06%
AB International Value
Actual	$1,000	$1,070.00	$0.36	0.07%	$0.36	0.07%
Hypothetical**	$1,000	$1,024.45	$0.35	0.07%	$0.35	0.07%
AB International Growth
Actual	$1,000	$1,000.00	$0.45	0.09%	$0.45	0.09%
Hypothetical**	$1,000	$1,024.35	$0.45	0.09%	$0.45	0.09%

30	• AB POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
AB Short Duration Bond
Actual	$1,000	$1,007.90	$0.35	0.07%	$0.35	0.07%
Hypothetical**	$1,000	$1,024.45	$0.35	0.07%	$0.35	0.07%
AB Global Core Bond
Actual	$1,000	$984.00	$0.64	0.13%	$0.64	0.13%
Hypothetical**	$1,000	$1,024.15	$0.65	0.13%	$0.65	0.13%
AB Bond Inflation Protection
Actual	$1,000	$1,012.70	$1.95	0.39%	$1.95	0.39%
Hypothetical**	$1,000	$1,022.86	$1.96	0.39%	$1.96	0.39%
AB Small-Mid Cap Value
Actual	$1,000	$1,139.30	$1.06	0.20%	$1.06	0.20%
Hypothetical**	$1,000	$1,023.80	$1.00	0.20%	$1.00	0.20%
AB Small-Mid Cap Growth
Actual	$1,000	$1,095.30	$1.25	0.24%	$1.25	0.24%
Hypothetical**	$1,000	$1,023.60	$1.20	0.24%	$1.20	0.24%
AB Multi-Asset Real Return
Actual	$1,000	$1,068.40	$0.41	0.08%	$0.67	0.13%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%	$0.65	0.13%
AB Volatility Management
Actual	$1,000	$1,059.70	$0.15	0.03%	$0.56	0.11%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%	$0.55	0.11%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolios’ investments in affiliated/unaffiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolios’ effective expenses are equal to the classes’ annualized expense ratio plus the Portfolios’ pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AB POOLING PORTFOLIOS •	31

Expense Example

AB U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $310.7

*	All data are as of February 28, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• AB POOLING PORTFOLIOS

Portfolio Summary

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $310.7

*	All data are as of February 28, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	33

Portfolio Summary

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $259.5

*	All data are as of February 28, 2017. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Argentina, Austria, Belgium, Denmark, Finland, India, Israel, Italy, Mexico, Norway, Portugal, South Africa, Spain, Sweden, Switzerland and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

34	• AB POOLING PORTFOLIOS

Portfolio Summary

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $257.4

*	All data are as of February 28, 2017. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.7% or less in the following countries: Brazil, Indonesia, Philippines, Singapore, South Africa, Spain and Taiwan.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	35

Portfolio Summary

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $71.3

*	All data are as of February 28, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

36	• AB POOLING PORTFOLIOS

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $244.0

*	All data are as of February 28, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	37

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

*	All data are as of February 28, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries or regions: Belgium, Chile, China, Colombia, Denmark, Ireland, Israel, Kazakhstan, Kuwait, Morocco, New Zealand, Norway, Peru, Portugal, Russia, Singapore, South Africa and Supranational.

38	• AB POOLING PORTFOLIOS

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $98.1

Total Investments ($mil): $127.0

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	101.3%
Non-U.S.	—
Non-Inflation Exposure	(1.3)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grade	10.5%
Commercial Mortgage-Backed Securities	9.0%
Asset-Backed Securities	7.2%
Collateralized Mortgage Obligations	4.8%
Governments – Sovereign Agencies	0.4%
Quasi-Sovereigns	0.2%
Emerging Markets – Corporate Bonds	0.1%
Governments – Sovereign Bonds	0.1%
Corporates – Non-Investment Grade	(1.3)%

*	All data are as of February 28, 2017. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

AB POOLING PORTFOLIOS •	39

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	71.0%
Corporates – Investment Grade	10.7%
Commercial Mortgage-Backed Securities	5.7%
Asset-Backed Securities	5.6%
Collateralized Mortgage Obligations	3.7%
Corporates – Non-Investment Grade	1.8%
Emerging Markets – Treasuries	0.7%
Governments – Sovereign Agencies	0.3%
Quasi-Sovereigns	0.2%
Emerging Markets – Sovereigns	0.2%
Emerging Markets – Corporate Bonds	0.1%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

40	• AB POOLING PORTFOLIOS

Portfolio Summary

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $90.6

*	All data are as of February 28, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	41

Portfolio Summary

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $91.0

*	All data are as of February 28, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• AB POOLING PORTFOLIOS

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $803.4

*	All data are as of February 28, 2017. The Portfolio’s portfolio breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	43

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

*	All data are as of February 28, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Argentina, Austria, Chile, Finland, Germany, India, Indonesia, Malaysia, Mexico, New Zealand, Norway, Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand and Turkey.

44	• AB POOLING PORTFOLIOS

Portfolio Summary

AB VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $495.4

TEN LARGEST HOLDINGS†

February 28, 2017 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
SPDR S&P MidCap 400 ETF Trust	$29,895,847	6.0%
Vanguard REIT ETF	9,880,611	2.0
iShares International Developed Real Estate ETF	9,766,820	2.0
Apple, Inc.	5,702,483	1.1
Microsoft Corp.	3,820,886	0.8
Alphabet, Inc. — Class A & Class C	3,788,302	0.8
Amazon.com, Inc.	2,573,147	0.5
Exxon Mobil Corp.	2,561,824	0.5
Johnson & Johnson	2,554,189	0.5
JPMorgan Chase & Co.	2,519,236	0.5
	$73,063,345	14.7%

*	All data are as of February 28, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

AB POOLING PORTFOLIOS •	45

Portfolio Summary and Ten Largest Holdings

AB U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Financials – 27.9%
Banks – 14.6%
Bank of America Corp.	519,206	$12,814,004
Citigroup, Inc.	68,107	4,073,480
Comerica, Inc.	39,673	2,827,891
Fifth Third Bancorp	26,911	738,438
JPMorgan Chase & Co.	107,709	9,760,590
PNC Financial Services Group, Inc. (The)	15,277	1,943,693
SunTrust Banks, Inc.	17,152	1,020,372
US Bancorp	31,697	1,743,335
Wells Fargo & Co.	180,939	10,472,749

		45,394,552

Capital Markets – 1.6%
Goldman Sachs Group, Inc. (The)	11,208	2,780,257
Morgan Stanley	37,739	1,723,540
Thomson Reuters Corp.	9,894	418,516

		4,922,313

Consumer Finance – 4.1%
American Express Co.	7,541	603,732
Capital One Financial Corp.	41,499	3,895,096
Discover Financial Services	8,102	576,376
OneMain Holdings, Inc.(a)	78,875	2,210,078
Synchrony Financial	154,459	5,597,594

		12,882,876

Diversified Financial Services – 1.2%
Berkshire Hathaway, Inc. – Class B(a)	21,137	3,623,305

Insurance – 6.4%
Allstate Corp. (The)	39,463	3,242,280
American International Group, Inc.	98,659	6,306,283
First American Financial Corp.	60,682	2,370,846
FNF Group	93,463	3,582,437
Hartford Financial Services Group, Inc. (The)	15,614	763,368
Loews Corp.	8,590	403,558
Progressive Corp. (The)	46,556	1,824,064
Prudential Financial, Inc.	13,477	1,489,748

		19,982,584

		86,805,630

Information Technology – 12.1%
Communications Equipment – 2.3%
Cisco Systems, Inc.	108,596	3,711,811
Nokia Oyj (Sponsored ADR) – Class A	631,500	3,245,910

		6,957,721

Electronic Equipment, Instruments & Components – 0.3%
Corning, Inc.	37,178	1,026,485

46	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.9%
Booz Allen Hamilton Holding Corp.	80,552	$2,881,345

Semiconductors & Semiconductor Equipment – 2.4%
Intel Corp.	208,809	7,558,886

Software – 2.6%
Oracle Corp.	190,162	8,099,000

Technology Hardware, Storage & Peripherals – 3.6%
Hewlett Packard Enterprise Co.	147,916	3,375,443
HP, Inc.	215,274	3,739,309
NCR Corp.(a)	24,697	1,187,185
Xerox Corp.	370,973	2,760,039

		11,061,976

		37,585,413

Energy – 12.1%
Energy Equipment & Services – 2.0%
Schlumberger Ltd.	77,810	6,252,811

Oil, Gas & Consumable Fuels – 10.1%
Canadian Natural Resources Ltd.	102,360	2,938,756
Chevron Corp.	11,455	1,288,687
Devon Energy Corp.	85,194	3,694,012
EOG Resources, Inc.	60,351	5,853,443
Exxon Mobil Corp.	75,840	6,167,309
Hess Corp.	81,221	4,178,008
Marathon Petroleum Corp.	76,916	3,815,034
QEP Resources, Inc.(a)	141,828	1,951,553
SM Energy Co.	14,610	360,137
Valero Energy Corp.	14,319	972,976

		31,219,915

		37,472,726

Health Care – 11.4%
Biotechnology – 1.0%
Gilead Sciences, Inc.	41,607	2,932,461

Health Care Providers & Services – 3.9%
Aetna, Inc.	25,184	3,242,692
Cigna Corp.	25,682	3,824,050
McKesson Corp.	20,933	3,142,671
Quest Diagnostics, Inc.	19,761	1,925,512

		12,134,925

AB POOLING PORTFOLIOS •	47

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 6.5%
Johnson & Johnson	63,573	$7,769,256
Mallinckrodt PLC(a)	49,974	2,619,637
Merck & Co., Inc.	53,860	3,547,758
Pfizer, Inc.	91,795	3,132,046
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	89,501	3,134,325

		20,203,022

		35,270,408

Industrials – 9.0%
Aerospace & Defense – 2.5%
L3 Technologies, Inc.	30,267	5,094,542
United Technologies Corp.	23,684	2,665,634

		7,760,176

Airlines – 1.6%
Delta Air Lines, Inc.	82,540	4,121,222
United Continental Holdings, Inc.(a)	10,219	757,126

		4,878,348

Construction & Engineering – 0.3%
Quanta Services, Inc.(a)	27,627	1,031,040

Electrical Equipment – 1.3%
Eaton Corp. PLC	55,969	4,028,649

Industrial Conglomerates – 0.5%
General Electric Co.	58,862	1,754,676

Machinery – 2.1%
Cummins, Inc.	4,808	713,940
Deere & Co.	7,214	789,861
Ingersoll-Rand PLC	23,563	1,869,960
Oshkosh Corp.	36,086	2,449,878
Parker-Hannifin Corp.	4,098	634,534

		6,458,173

Trading Companies & Distributors – 0.7%
United Rentals, Inc.(a)	16,815	2,152,824

		28,063,886

Consumer Staples – 7.7%
Food & Staples Retailing – 2.4%
Kroger Co. (The)	137,108	4,360,034
Wal-Mart Stores, Inc.	46,174	3,275,122

		7,635,156

Food Products – 1.1%
Archer-Daniels-Midland Co.	20,764	975,285
Ingredion, Inc.	6,828	825,437
Tyson Foods, Inc. – Class A	26,275	1,643,764

		3,444,486

48	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.3%
Procter & Gamble Co. (The)	43,774	$3,986,498

Tobacco – 2.9%
Altria Group, Inc.	62,030	4,647,288
Philip Morris International, Inc.	39,402	4,308,609

		8,955,897

		24,022,037

Consumer Discretionary – 7.6%
Auto Components – 1.8%
Lear Corp.	18,012	2,557,524
Magna International, Inc. (New York) – Class A	72,340	3,100,492

		5,658,016

Automobiles – 0.5%
General Motors Co.	40,274	1,483,694

Media – 2.2%
CBS Corp. – Class B	29,542	1,947,409
Comcast Corp. – Class A	97,896	3,663,268
Regal Entertainment Group – Class A	36,876	795,784
Twenty-First Century Fox, Inc. – Class A	12,772	382,138

		6,788,599

Multiline Retail – 1.0%
Dollar General Corp.	30,434	2,222,291
Target Corp.	16,035	942,377

		3,164,668

Specialty Retail – 1.6%
Burlington Stores, Inc.(a)	21,809	1,941,219
Foot Locker, Inc.	18,657	1,411,775
Ross Stores, Inc.	25,063	1,718,821

		5,071,815

Textiles, Apparel & Luxury Goods – 0.5%
PVH Corp.	16,371	1,499,584

		23,666,376

Utilities – 6.6%
Electric Utilities – 4.9%
American Electric Power Co., Inc.	54,285	3,635,466
Edison International	50,470	4,024,478
Exelon Corp.	96,454	3,540,826
FirstEnergy Corp.	10,437	338,472
PG&E Corp.	15,402	1,028,084
Portland General Electric Co.	56,947	2,581,408

		15,148,734

AB POOLING PORTFOLIOS •	49

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.6%
DTE Energy Co.	5,449	$552,419
NiSource, Inc.	127,133	3,039,750
Public Service Enterprise Group, Inc.	18,100	832,238
WEC Energy Group, Inc.	9,629	580,340

		5,004,747

Water Utilities – 0.1%
American Water Works Co., Inc.	5,423	422,994

		20,576,475

Telecommunication Services – 3.2%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	157,794	6,594,211

Wireless Telecommunication Services – 1.1%
T-Mobile US, Inc.(a)	52,505	3,283,138

		9,877,349

Materials – 1.9%
Chemicals – 1.7%
CF Industries Holdings, Inc.	94,779	2,977,956
Dow Chemical Co. (The)	23,880	1,486,769
LyondellBasell Industries NV – Class A	5,860	534,666
Mosaic Co. (The)	9,697	302,450

		5,301,841

Metals & Mining – 0.2%
Newmont Mining Corp.	16,314	558,591

		5,860,432

Total Investments – 99.5% (cost $244,536,130)		309,200,732
Other assets less liabilities – 0.5%		1,490,941

Net Assets – 100.0%		$310,691,673

(a)	Non-income producing security.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

50	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Information Technology – 42.3%
Communications Equipment – 2.1%
Arista Networks, Inc.(a)	33,822	$4,024,480
Palo Alto Networks, Inc.(a)	16,386	2,489,033

		6,513,513

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp. – Class A	26,697	1,847,699

Internet Software & Services – 14.3%
Alphabet, Inc. – Class A(a)	3,385	2,860,088
Alphabet, Inc. – Class C(a)	24,038	19,788,322
Facebook, Inc. – Class A(a)	159,870	21,668,780

		44,317,190

IT Services – 8.8%
Cognizant Technology Solutions Corp. –Class A(a)	42,180	2,500,008
Fiserv, Inc.(a)	44,280	5,109,912
Vantiv, Inc. – Class A(a)	48,160	3,148,701
Visa, Inc. – Class A	188,818	16,604,655

		27,363,276

Semiconductors & Semiconductor Equipment – 5.5%
NVIDIA Corp.	36,082	3,661,601
Texas Instruments, Inc.	56,020	4,292,253
Xilinx, Inc.	157,416	9,259,209

		17,213,063

Software – 6.3%
Adobe Systems, Inc.(a)	74,880	8,861,299
Electronic Arts, Inc.(a)	79,180	6,849,070
salesforce.com, Inc.(a)	18,588	1,512,134
ServiceNow, Inc.(a)	27,078	2,353,620

		19,576,123

Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	106,301	14,562,174

		131,393,038

Health Care – 20.8%
Biotechnology – 6.1%
Alexion Pharmaceuticals, Inc.(a)	21,595	2,834,344
Biogen, Inc.(a)	48,834	14,093,492
Gilead Sciences, Inc.	27,540	1,941,019

		18,868,855

AB POOLING PORTFOLIOS •	51

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 8.4%
Align Technology, Inc.(a)	25,806	$2,651,825
Danaher Corp.	94,999	8,127,165
Edwards Lifesciences Corp.(a)	79,285	7,455,961
Intuitive Surgical, Inc.(a)	10,933	8,057,621

		26,292,572

Health Care Providers & Services – 4.2%
UnitedHealth Group, Inc.	69,065	11,421,970
VCA, Inc.(a)	16,650	1,513,485

		12,935,455

Health Care Technology – 1.4%
Cerner Corp.(a)	79,510	4,376,230

Life Sciences Tools & Services – 0.7%
Mettler-Toledo International, Inc.(a)	4,563	2,172,992

		64,646,104

Consumer Discretionary – 18.6%
Hotels, Restaurants & Leisure – 2.9%
Starbucks Corp.	160,600	9,133,322

Internet & Direct Marketing Retail – 1.5%
Priceline Group, Inc. (The)(a)	2,750	4,741,358

Media – 3.4%
Comcast Corp. – Class A	164,200	6,144,364
Walt Disney Co. (The)	39,296	4,326,097

		10,470,461

Multiline Retail – 1.9%
Dollar Tree, Inc.(a)	77,686	5,956,962

Specialty Retail – 6.4%
Home Depot, Inc. (The)	90,211	13,072,476
O’Reilly Automotive, Inc.(a)	13,740	3,733,295
Ulta Salon Cosmetics & Fragrance, Inc.(a)	11,600	3,171,788

		19,977,559

Textiles, Apparel & Luxury Goods – 2.5%
NIKE, Inc. – Class B	133,552	7,633,832

		57,913,494

Industrials – 6.9%
Aerospace & Defense – 0.6%
Hexcel Corp.	34,951	1,921,606

Building Products – 1.5%
Allegion PLC	22,660	1,644,889
AO Smith Corp.	59,349	2,988,816

		4,633,705

52	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
Roper Technologies, Inc.	25,004	$5,230,837

Machinery – 1.5%
IDEX Corp.	13,110	1,208,611
Snap-on, Inc.	13,980	2,371,987
WABCO Holdings, Inc.(a)	10,326	1,159,403

		4,740,001

Road & Rail – 1.6%
Union Pacific Corp.	46,270	4,994,384

		21,520,533

Consumer Staples – 4.5%
Beverages – 2.4%
Constellation Brands, Inc. – Class A	13,910	2,209,047
Monster Beverage Corp.(a)	126,424	5,239,011

		7,448,058

Food & Staples Retailing – 2.1%
Costco Wholesale Corp.	36,210	6,415,688

		13,863,746

Materials – 0.9%
Chemicals – 0.9%
Ecolab, Inc.	22,260	2,759,572

Financials – 0.4%
Capital Markets – 0.4%
MarketAxess Holdings, Inc.	6,206	1,211,597

Total Common Stocks (cost $198,860,771)		293,308,084

SHORT-TERM INVESTMENTS – 5.7%
Investment Companies – 5.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(b)(c) (cost $17,869,810)	17,869,810	17,869,810

Total Investments – 100.1% (cost $216,730,581)		311,177,894
Other assets less liabilities – (0.1)%		(460,647)

Net Assets – 100.0%		$310,717,247

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	53

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 22.2%
Banks – 16.8%
Australia & New Zealand Banking Group Ltd.	180,420	$4,270,207
Bank of Montreal	18,960	1,438,773
Bank of Queensland Ltd.	255,860	2,321,974
Barclays PLC	962,270	2,704,635
BNP Paribas SA	59,810	3,499,507
BOC Hong Kong Holdings Ltd.	694,000	2,741,587
Danske Bank A/S	81,150	2,704,825
DNB ASA	164,410	2,695,596
Erste Group Bank AG	86,300	2,509,955
ING Groep NV	239,370	3,297,701
Intesa Sanpaolo SpA	570,400	1,328,113
Itau Unibanco Holding SA (Preference Shares)	162,280	2,078,124
KB Financial Group, Inc. (ADR)	50,330	2,059,504
KBC Group NV	39,860	2,439,357
Mitsubishi UFJ Financial Group, Inc.	545,600	3,609,562
Shinhan Financial Group Co., Ltd.	34,270	1,409,903
Toronto-Dominion Bank (The)	49,510	2,551,916

		43,661,239

Capital Markets – 1.3%
Amundi SA(a)	28,120	1,629,528
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	291,100	1,773,502

		3,403,030

Consumer Finance – 0.7%
Hitachi Capital Corp.	72,000	1,860,534

Diversified Financial Services – 0.5%
Haci Omer Sabanci Holding AS	416,700	1,149,722

Insurance – 2.9%
AIA Group Ltd.	327,200	2,065,268
Dongbu Insurance Co., Ltd.	42,490	2,294,087
NN Group NV	47,259	1,470,626
Suncorp Group Ltd.	156,172	1,586,683

		7,416,664

		57,491,189

Information Technology – 11.4%
Communications Equipment – 1.1%
Nokia Oyj	541,390	2,771,893

Electronic Equipment, Instruments & Components – 1.0%
Largan Precision Co., Ltd.	18,000	2,671,432

54	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 2.0%
Tencent Holdings Ltd.	117,700	$3,123,399
Yahoo Japan Corp.	430,900	2,000,515

		5,123,914

Semiconductors & Semiconductor Equipment – 3.6%
Infineon Technologies AG	88,980	1,581,688
Realtek Semiconductor Corp.	419,000	1,558,559
SCREEN Holdings Co., Ltd.	29,400	1,983,320
Sumco Corp.	200,100	2,940,711
Tokyo Electron Ltd.	13,900	1,386,726

		9,451,004

Software – 0.9%
Nintendo Co., Ltd.	11,100	2,318,520

Technology Hardware, Storage & Peripherals – 2.8%
Pegatron Corp.	733,000	1,930,099
Samsung Electronics Co., Ltd. (GDR) (London)(a)	6,340	5,369,562

		7,299,661

		29,636,424

Consumer Staples – 11.2%
Beverages – 0.3%
Asahi Group Holdings Ltd.	24,000	848,444

Food & Staples Retailing – 3.5%
Koninklijke Ahold Delhaize NV	244,340	5,201,286
Loblaw Cos., Ltd.	21,830	1,138,342
Tesco PLC(b)	715,710	1,672,500
X5 Retail Group NV (GDR)(a)(b)	37,555	1,137,917

		9,150,045

Food Products – 3.2%
BRF SA	123,600	1,610,535
Gruma SAB de CV – Class B	134,000	1,760,211
JBS SA	329,000	1,235,097
Orkla ASA	237,120	2,084,478
WH Group Ltd.(a)	2,109,000	1,646,565

		8,336,886

Household Products – 1.1%
Henkel AG & Co. KGaA (Preference Shares)	21,630	2,702,261

Tobacco – 3.1%
British American Tobacco PLC	97,170	6,137,699
Imperial Brands PLC	41,540	1,955,505

		8,093,204

		29,130,840

AB POOLING PORTFOLIOS •	55

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.2%
Auto Components – 3.3%
Hankook Tire Co., Ltd.(b)	36,960	$1,952,249
Magna International, Inc. (New York) – Class A	67,940	2,911,908
Sumitomo Electric Industries Ltd.	114,100	1,858,685
Valeo SA	29,140	1,794,546

		8,517,388

Automobiles – 3.2%
Honda Motor Co., Ltd.	118,500	3,670,814
Peugeot SA(b)	168,790	3,217,249
Tata Motors Ltd. – Class A	308,986	1,275,041

		8,163,104

Household Durables – 1.0%
Panasonic Corp.	246,000	2,699,416

Media – 1.4%
Liberty Global PLC – Series C(b)	105,995	3,719,365

Textiles, Apparel & Luxury Goods – 1.3%
HUGO BOSS AG	30,290	2,082,961
Kering	5,110	1,243,357

		3,326,318

		26,425,591

Materials – 9.6%
Chemicals – 4.2%
Air Water, Inc.	95,000	1,805,873
Arkema SA	27,342	2,650,531
Incitec Pivot Ltd.	618,000	1,737,552
Johnson Matthey PLC	44,970	1,710,005
LG Chem Ltd.	5,510	1,377,685
Nippon Shokubai Co., Ltd.	25,900	1,714,514

		10,996,160

Construction Materials – 0.6%
Buzzi Unicem SpA(c)	66,531	1,646,453

Metals & Mining – 4.0%
BlueScope Steel Ltd.	97,026	907,443
Boliden AB	72,580	2,210,117
Gerdau SA (Preference Shares)	446,500	1,853,047
Goldcorp, Inc.	73,250	1,160,904
MMC Norilsk Nickel PJSC (ADR)	154,155	2,456,300
Novolipetsk Steel PJSC (GDR)(a)	86,400	1,655,917

		10,243,728

Paper & Forest Products – 0.8%
Mondi PLC	86,241	2,010,075

		24,896,416

56	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 8.8%
Aerospace & Defense – 2.1%
Airbus SE	50,928	$3,742,007
BAE Systems PLC	225,100	1,762,205

		5,504,212

Airlines – 4.2%
Air Canada(b)	135,310	1,363,084
International Consolidated Airlines Group SA	431,310	2,875,640
Japan Airlines Co., Ltd.	112,900	3,689,485
Qantas Airways Ltd.	1,038,413	2,985,334

		10,913,543

Machinery – 1.0%
IHI Corp.(b)	873,000	2,714,408

Road & Rail – 1.5%
Canadian National Railway Co. (Toronto)	15,070	1,047,934
Central Japan Railway Co.	17,000	2,782,895

		3,830,829

		22,962,992

Telecommunication Services – 7.8%
Diversified Telecommunication Services – 6.1%
BT Group PLC	1,300,790	5,256,570
China Unicom Hong Kong Ltd.	2,168,000	2,636,006
Nippon Telegraph & Telephone Corp.	145,000	6,133,401
TDC A/S(b)	350,300	1,882,266

		15,908,243

Wireless Telecommunication Services – 1.7%
Vodafone Group PLC	1,763,862	4,417,358

		20,325,601

Energy – 7.2%
Energy Equipment & Services – 0.7%
Petrofac Ltd.	157,350	1,742,984

Oil, Gas & Consumable Fuels – 6.5%
Canadian Natural Resources Ltd.	73,240	2,100,370
JX Holdings, Inc.	709,400	3,381,793
LUKOIL PJSC (Sponsored ADR)	20,540	1,086,052
PetroChina Co., Ltd. – Class H	2,268,000	1,722,727
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	240,702	6,236,603
YPF SA (Sponsored ADR)	115,445	2,395,484

		16,923,029

		18,666,013

AB POOLING PORTFOLIOS •	57

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 6.7%
Biotechnology – 0.7%
Grifols SA (ADR)	102,690	$1,786,806

Pharmaceuticals – 6.0%
Roche Holding AG	22,460	5,466,861
Sanofi	57,060	4,921,880
STADA Arzneimittel AG	34,610	2,092,997
Teva Pharmaceutical Industries Ltd.	11,682	410,937
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	75,650	2,649,263

		15,541,938

		17,328,744

Utilities – 2.2%
Electric Utilities – 1.3%
EDP – Energias de Portugal SA	509,920	1,576,432
Enel SpA	400,638	1,719,412

		3,295,844

Water Utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	115,600	1,217,755
Pennon Group PLC	107,610	1,157,776

		2,375,531

		5,671,375

Real Estate – 0.9%
Real Estate Management & Development – 0.9%
LendLease Group	200,273	2,336,648

Total Common Stocks (cost $230,772,257)		254,871,833

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(d)(e) (cost $2,905,076)	2,905,076	2,905,076

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $233,677,333)		257,776,909

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(d)(e) (cost $1,683,950)	1,683,950	1,683,950

58	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 100.0% (cost $235,361,283)	$259,460,859
Other assets less liabilities – 0.0%	31,007

Net Assets – 100.0%	$259,491,866

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	4,440	USD	4,754	5/16/17	$33,935
Barclays Bank PLC	ILS	6,022	USD	1,610	5/16/17	(47,254)
Barclays Bank PLC	USD	3,017	SEK	26,583	5/16/17	(61,525)
Citibank, NA	USD	927	RUB	55,233	4/28/17	8,975
Citibank, NA	USD	4,305	CAD	5,670	5/16/17	(33,609)
Goldman Sachs Bank USA	JPY	1,052,384	USD	9,437	5/16/17	39,983
Goldman Sachs Bank USA	NOK	12,890	USD	1,549	5/16/17	10,973
Goldman Sachs Bank USA	USD	2,799	TWD	86,465	5/16/17	29,520
HSBC Bank USA	BRL	10,672	USD	3,332	4/04/17	(71,464)
JPMorgan Chase Bank, NA	NOK	9,929	USD	1,174	5/16/17	(11,474)
Nomura Global Financial Products, Inc.	USD	1,852	INR	127,946	5/16/17	50,264
Northern Trust Co.	USD	2,503	ZAR	34,250	5/16/17	74,432
Royal Bank of Scotland PLC	HKD	10,328	USD	1,333	5/16/17	1,230
Royal Bank of Scotland PLC	KRW	6,419,305	USD	5,617	5/16/17	(45,592)
Royal Bank of Scotland PLC	USD	740	MXN	15,411	5/16/17	18,456
Standard Chartered Bank	CNY	12,344	USD	1,785	5/16/17	(2,855)
Standard Chartered Bank	TWD	55,186	USD	1,806	5/16/17	451
State Street Bank & Trust Co.	HKD	16,815	USD	2,170	5/16/17	1,519
State Street Bank & Trust Co.	USD	4,330	CHF	4,285	5/16/17	(45,264)
State Street Bank & Trust Co.	USD	6,390	CNY	44,232	5/16/17	15,776
State Street Bank & Trust Co.	USD	2,832	JPY	317,106	5/16/17	(416)

						$(33,939)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $11,439,489 or 4.4% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

AB POOLING PORTFOLIOS •	59

AB International Value Portfolio—Portfolio of Investments

Currency Abbreviations:

BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company

See notes to financial statements.

60	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 21.3%
Banks – 4.9%
Axis Bank Ltd.	270,110	$2,045,058
Banco Santander SA	235,640	1,281,545
BNP Paribas SA	63,920	3,739,985
HDFC Bank Ltd.	62,647	1,352,119
HSBC Holdings PLC	147,730	1,186,579
Sberbank of Russia PJSC (Sponsored ADR)	274,504	3,005,819

		12,611,105

Capital Markets – 5.0%
Partners Group Holding AG	11,129	5,821,708
UBS Group AG	449,243	6,925,459

		12,747,167

Consumer Finance – 0.2%
Shriram Transport Finance Co., Ltd.	37,380	518,790

Diversified Financial Services – 0.8%
GRENKE AG	11,240	1,964,947

Insurance – 7.2%
Admiral Group PLC	106,505	2,415,620
AIA Group Ltd.	1,385,000	8,742,042
Prudential PLC	374,840	7,491,195

		18,648,857

Thrifts & Mortgage Finance – 3.2%
Housing Development Finance Corp. Ltd.	402,330	8,254,528

		54,745,394

Information Technology – 20.7%
Electronic Equipment, Instruments & Components – 1.5%
Keyence Corp.	10,200	3,944,153

Internet Software & Services – 5.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	34,300	3,529,470
Criteo SA (Sponsored ADR)(a)	56,180	2,639,336
Tencent Holdings Ltd.	310,500	8,239,724

		14,408,530

IT Services – 0.5%
HCL Technologies Ltd.	108,270	1,361,452

Semiconductors & Semiconductor Equipment – 4.7%
ASML Holding NV	30,310	3,684,498
SK Hynix, Inc.	85,240	3,512,306

AB POOLING PORTFOLIOS •	61

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd.	802,000	$4,913,479

		12,110,283

Software – 5.1%
Constellation Software, Inc./Canada	19,290	9,055,349
Dassault Systemes SE	49,240	3,977,901

		13,033,250

Technology Hardware, Storage & Peripherals – 3.3%
Samsung Electronics Co., Ltd.	5,030	8,548,144

		53,405,812

Consumer Staples – 11.5%
Food & Staples Retailing – 1.2%
Lenta Ltd. (GDR)(a)(b)	366,961	2,436,621
Sugi Holdings Co., Ltd.(c)	13,300	612,752

		3,049,373

Household Products – 1.0%
Reckitt Benckiser Group PLC	27,370	2,485,187

Personal Products – 2.4%
Amorepacific Corp.	3,480	925,880
LG Household & Health Care Ltd.	3,070	2,382,481
Unilever PLC	58,350	2,768,213

		6,076,574

Tobacco – 6.9%
British American Tobacco PLC	159,009	10,043,730
Japan Tobacco, Inc.	234,400	7,841,901

		17,885,631

		29,496,765

Health Care – 10.5%
Biotechnology – 0.2%
China Biologic Products, Inc.(a)	5,760	565,632

Health Care Equipment & Supplies – 3.2%
Essilor International SA	53,180	6,104,893
Sartorius AG (Preference Shares)	26,670	1,999,139

		8,104,032

Life Sciences Tools & Services – 3.1%
Eurofins Scientific SE	18,631	7,960,020

Pharmaceuticals – 4.0%
Novartis AG (REG)	18,260	1,425,958
Roche Holding AG	8,540	2,078,673
Shire PLC	114,360	6,895,744

		10,400,375

		27,030,059

62	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.2%
Auto Components – 0.8%
Valeo SA	31,540	$1,942,347

Automobiles – 0.5%
Toyota Motor Corp.	21,900	1,238,944

Diversified Consumer Services – 0.7%
Kroton Educacional SA	258,500	1,132,877
Tarena International, Inc. (ADR)(c)	55,000	795,850

		1,928,727

Hotels, Restaurants & Leisure – 1.0%
IMAX China Holding, Inc.(a)(b)(c)	284,100	1,361,498
Sodexo SA	10,658	1,169,672

		2,531,170

Internet & Direct Marketing Retail – 0.5%
Ctrip.com International Ltd. (ADR)(a)	28,810	1,366,746

Media – 4.2%
CTS Eventim AG & Co. KGaA	111,894	4,068,214
Naspers Ltd. – Class N	42,734	6,831,702

		10,899,916

Specialty Retail – 1.6%
ABC-Mart, Inc.	68,000	4,101,865

Textiles, Apparel & Luxury Goods – 0.9%
Samsonite International SA	738,800	2,240,145

		26,249,860

Energy – 9.0%
Oil, Gas & Consumable Fuels – 9.0%
CNOOC Ltd.	998,000	1,180,625
LUKOIL PJSC (Sponsored ADR)	51,940	2,746,327
Novatek PJSC (Sponsored GDR)(b)	11,570	1,499,710
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	360,430	9,338,763
TOTAL SA	169,454	8,455,066

		23,220,491

Industrials – 6.6%
Commercial Services & Supplies – 2.9%
Babcock International Group PLC	525,885	6,182,831
IWG PLC	402,858	1,414,596

		7,597,427

Construction & Engineering – 0.2%
IRB Infrastructure Developers Ltd.	117,330	407,201

Professional Services – 1.9%
Teleperformance	44,390	4,913,970

AB POOLING PORTFOLIOS •	63

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.6%
BOC Aviation Ltd.(b)	468,800	$2,441,856
Brenntag AG	28,690	1,644,102

		4,085,958

		17,004,556

Materials – 4.6%
Metals & Mining – 4.6%
BHP Billiton PLC	498,460	8,034,146
Glencore PLC(a)	979,680	3,905,556

		11,939,702

Real Estate – 2.8%
Real Estate Management & Development – 2.8%
Ayala Land, Inc.	2,678,100	1,881,122
Daito Trust Construction Co., Ltd.	32,600	4,560,675
Global Logistic Properties Ltd.	405,000	767,908

		7,209,705

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 0.3%
Tower Bersama Infrastructure Tbk PT	2,135,600	799,947

Wireless Telecommunication Services – 1.5%
SoftBank Group Corp.	50,100	3,737,707

		4,537,654

Total Common Stocks (cost $220,212,004)		254,839,998

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(d)(e) (cost $545,520)	545,520	545,520

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $220,757,524)		255,385,518

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(d)(e) (cost $1,748,351)	1,748,351	1,748,351

Total Investments – 99.9% (cost $222,505,875)		257,133,869
Other assets less liabilities – 0.1%		310,626

Net Assets – 100.0%		$257,444,495

64	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	3,436	AUD	4,494	6/15/17	$1,825
BNP Paribas SA	GBP	1,164	USD	1,456	6/15/17	7,987
Citibank, NA	EUR	13,594	USD	14,486	3/16/17	76,078
Citibank, NA	USD	8,226	CAD	10,864	3/16/17	(45,332)
Citibank, NA	USD	1,099	NOK	9,291	3/16/17	9,423
Credit Suisse International	SGD	2,054	USD	1,443	3/16/17	(22,807)
Credit Suisse International	USD	11,074	JPY	1,257,153	3/16/17	121,401
Credit Suisse International	USD	4,512	SEK	41,037	3/16/17	37,599
HSBC Bank USA	CHF	1,523	USD	1,511	3/16/17	(6,290)
HSBC Bank USA	JPY	389,880	USD	3,436	3/16/17	(35,831)
HSBC Bank USA	USD	1,796	BRL	5,753	4/04/17	38,524
HSBC Bank USA	CHF	1,299	USD	1,296	6/15/17	(5,651)
JPMorgan Chase Bank, NA	USD	3,891	JPY	446,939	3/16/17	89,363
JPMorgan Chase Bank, NA	GBP	3,609	USD	4,530	6/15/17	40,727
Morgan Stanley & Co., Inc.	CHF	6,045	USD	5,910	3/16/17	(113,215)
Morgan Stanley & Co., Inc.	GBP	1,945	USD	2,422	3/16/17	7,940
Morgan Stanley & Co., Inc.	USD	2,991	JPY	342,697	3/16/17	61,245
Nomura Global Financial Products, Inc.	USD	1,639	KRW	1,984,579	3/16/17	110,890
Standard Chartered Bank	KRW	4,493,036	USD	3,856	3/16/17	(105,802)
State Street Bank & Trust Co.	CHF	627	USD	623	3/16/17	(1,624)
State Street Bank & Trust Co.	GBP	10,551	USD	13,283	3/16/17	186,992
State Street Bank & Trust Co.	HKD	48,882	USD	6,306	3/16/17	8,311
State Street Bank & Trust Co.	JPY	314,260	USD	2,799	3/16/17	(148)
State Street Bank & Trust Co.	USD	8,825	AUD	11,888	3/16/17	286,394
State Street Bank & Trust Co.	USD	966	CHF	937	3/16/17	(31,926)
State Street Bank & Trust Co.	USD	3,061	EUR	2,903	3/16/17	15,971
State Street Bank & Trust Co.	USD	2,512	EUR	2,347	3/16/17	(23,823)
State Street Bank & Trust Co.	EUR	1,415	USD	1,513	6/15/17	6,504
UBS AG	USD	2,199	KRW	2,508,457	3/16/17	13,039
UBS AG	KRW	2,508,457	USD	2,202	6/15/17	(11,650)

						$716,114

AB POOLING PORTFOLIOS •	65

AB International Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $7,739,685 or 3.0% of net assets.

(c)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

66	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.8%
United States – 36.8%
U.S. Treasury Notes 0.625%, 6/30/18	U.S.$	4,760	$4,734,339
0.875%, 3/31/18-5/15/19		8,919	8,898,876
1.125%, 1/31/19-2/28/21		5,212	5,159,754
1.375%, 6/30/18-2/15/20		6,783	6,803,233
1.625%, 6/30/20		636	636,344

Total Governments - Treasuries (cost $26,312,891)			26,232,546

CORPORATES - INVESTMENT GRADE – 19.1%
Financial Institutions – 13.3%
Banking – 12.8%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		384	387,494
American Express Credit Corp. 1.80%, 7/31/18		217	217,510
2.125%, 3/18/19		200	201,501
Bank of America NA 1.65%, 3/26/18		250	250,469
Bank of Montreal 1.35%, 8/28/18		315	313,504
Barclays PLC 2.00%, 3/16/18		217	217,482
BB&T Corp. 2.25%, 2/01/19		240	241,914
BNP Paribas SA 2.375%, 9/14/17-5/21/20		631	633,210
Citigroup, Inc. 1.554% (LIBOR 3 Month + 0.52%), 5/01/17(b)		218	218,143
1.754% (LIBOR 3 Month + 0.70%), 11/24/17(b)		223	223,608
Credit Agricole SA/London 3.00%, 10/01/17(a)		352	354,904
Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17		306	306,254
Goldman Sachs Group, Inc. (The) 2.201% (LIBOR 3 Month + 1.16%), 4/23/20(b)		216	219,441
2.75%, 9/15/20		207	208,888
HSBC USA, Inc. 1.70%, 3/05/18		219	219,188
ING Bank NV 2.50%, 10/01/19(a)		250	251,648

AB POOLING PORTFOLIOS •	67

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 1.44% (LIBOR 3 Month + 0.51%), 3/01/18(b)	U.S.$	219	$219,584
KeyBank NA/Cleveland OH 1.70%, 6/01/18		346	346,916
Mizuho Bank Ltd. 1.447% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		449	449,323
Morgan Stanley 1.875%, 1/05/18		223	223,728
5.95%, 12/28/17		261	270,403
Nordea Bank AB 2.375%, 4/04/19(a)		230	231,875
Royal Bank of Canada Series G 1.80%, 7/30/18		235	235,746
Societe Generale SA 2.75%, 10/12/17		327	329,366
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		365	364,864
Svenska Handelsbanken AB 1.50%, 9/06/19		315	310,585
UBS AG/Stamford CT Series G 1.80%, 3/26/18		351	351,738
US Bank NA/Cincinnati OH 1.45%, 1/29/18		281	281,128
1.519% (LIBOR 3 Month + 0.48%), 10/28/19(b)		250	251,547
Wells Fargo & Co. 2.125%, 4/22/19		366	367,917
3.069%, 1/24/23		142	142,669
Westpac Banking Corp. 1.60%, 8/19/19		300	297,187

			9,139,734

Insurance – 0.5%
MetLife, Inc. 1.756%, 12/15/17		319	319,550

			9,459,284

Industrial – 5.5%
Basic – 0.5%
Dow Chemical Co. (The) 8.55%, 5/15/19		150	171,224
Lubrizol Corp. 8.875%, 2/01/19		170	192,845

			364,069

68	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Caterpillar Financial Services Corp. 1.931%, 10/01/21(a)	U.S.$	76	$74,009
2.10%, 1/10/20		180	180,749

			254,758

Communications - Media – 0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		200	219,039

Communications - Telecommunications – 0.3%
America Movil SAB de CV 5.00%, 3/30/20		190	203,724

Consumer Cyclical - Automotive – 1.8%
Daimler Finance North America LLC
1.50%, 7/05/19(a)		280	276,388
1.65%, 3/02/18(a)		210	210,027
Ford Motor Credit Co. LLC 1.461%, 3/27/17		263	263,087
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		322	323,876
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		200	196,609

			1,269,987

Consumer Non-Cyclical – 0.3%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		200	200,659

Energy – 0.8%
Enterprise Products Operating LLC Series N 6.50%, 1/31/19		150	162,725
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		409	412,316

			575,041

Services – 0.5%
Visa, Inc. 2.20%, 12/14/20		328	330,690

Technology – 0.7%
Cisco Systems, Inc. 1.222% (LIBOR 3 Month + 0.28%), 3/03/17(b)		315	315,000
QUALCOMM, Inc. 1.40%, 5/18/18		221	220,729

			535,729

			3,953,696

AB POOLING PORTFOLIOS •	69

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19	U.S.$	198	$195,587

Total Corporates - Investment Grade (cost $13,630,887)			13,608,567

ASSET-BACKED SECURITIES – 15.2%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		210	210,161
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		319	318,952
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		154	153,864
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		3	3,149
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		162	162,546
Series 2013-2A, Class A 2.97%, 2/20/20(a)		384	389,727
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		288	288,197
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		94	94,225
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		209	208,970
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		206	206,553
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)		106	106,193
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)		70	70,433

70	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-1, Class A2 1.30%, 9/20/20(a)	U.S.$	131	$130,545
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)		65	64,807
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		278	277,999
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)		164	163,727
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		205	205,157
Series 2014-2, Class A 2.31%, 4/15/26(a)		325	328,049
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		283	283,544
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		128	127,959
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		176	175,523
Series 2015-1, Class A3 1.41%, 6/15/20		132	132,001
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		112	111,375
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		400	397,809
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		220	219,382
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		139	139,049
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		157	157,058
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		204	204,498

AB POOLING PORTFOLIOS •	71

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	U.S.$	85	$85,050
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		127	126,897
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		37	37,188
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		3	3,447

			5,584,034

Credit Cards - Fixed Rate – 2.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		183	183,073
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		194	195,738
Series 2015-4, Class A 1.72%, 8/16/21		158	157,796
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		196	196,136
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		266	265,246
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		309	311,621
Series 2015-3, Class A 1.74%, 9/15/21		209	209,189
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		100	100,098
Series 2016-B, Class A 1.44%, 6/15/22		230	229,211

			1,848,108

Credit Cards - Floating Rate – 2.1%
Cabela’s Credit Card Master Note Trust Series 2013-2A, Class A2 1.42% (LIBOR 1 Month + 0.65%), 8/16/21(a)(b)		315	316,586
Series 2014-1, Class A 1.12% (LIBOR 1 Month + 0.35%), 3/16/20(b)		112	112,000

72	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chase Issuance Trust Series 2013-A6, Class A6 1.19% (LIBOR 1 Month + 0.42%), 7/15/20(b)	U.S.$	434	$435,323
Discover Card Execution Note Trust Series 2014-A1, Class A1 1.20% (LIBOR 1 Month + 0.43%), 7/15/21(b)		200	200,834
Series 2015-A1, Class A1 1.12% (LIBOR 1 Month + 0.35%), 8/17/20(b)		273	273,648
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.25% (LIBOR 1 Month + 0.48%), 2/15/22(b)		174	174,355

			1,512,746

Autos - Floating Rate – 1.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.27% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		261	261,193
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.34% (LIBOR 1 Month + 0.57%), 1/15/22(b)		247	248,138
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.322% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)		21	21,178
Series 2014-1, Class A 1.172% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		75	75,432
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.159% (LIBOR 1 Month + 0.38%), 7/20/19(b)		137	137,067
Series 2015-1, Class A 1.279% (LIBOR 1 Month + 0.50%), 1/20/20(b)		261	261,475

			1,004,483

Other ABS - Fixed Rate – 1.2%
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		466	466,235
Series 2014-B, Class A4 1.61%, 5/17/21		170	169,830

AB POOLING PORTFOLIOS •	73

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-A, Class A4 1.85%, 4/15/21	U.S.$	162	$162,271
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		64	64,264

			862,600

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		41	41,211
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		3	– 0	–

			41,211

Total Asset-Backed Securities (cost $10,840,051)			10,853,182

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.8%
Non-Agency Fixed Rate CMBS – 6.9%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48		272	275,587
Commercial Mortgage Trust Series 2012-CR4, Class A1 0.704%, 10/15/45		16	16,142
Series 2013-CR6, Class A1 0.719%, 3/10/46		97	96,647
Series 2013-LC6, Class A1 0.724%, 1/10/46		14	14,305
Series 2013-LC6, Class XA 1.676%, 1/10/46(e)		513	27,507
Series 2014-CR16, Class A2 3.042%, 4/10/47		316	322,857
Series 2014-CR19, Class A2 2.965%, 8/10/47		396	403,810
Series 2015-DC1, Class A2 2.87%, 2/10/48		300	305,818
Series 2015-LC21, Class A2 2.976%, 7/10/48		228	234,231
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A4 5.941%, 9/15/39		127	128,231
GS Mortgage Securities Corp. II Series 2015-GC30, Class A2 2.726%, 5/10/50		278	282,467
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.865%, 8/10/45		74	74,028

74	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-GC14, Class A1 1.217%, 8/10/46	U.S.$	31	$31,194
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		61	60,756
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		80	80,030
Series 2013-C10, Class A1 0.73%, 12/15/47		27	26,794
Series 2013-C16, Class A2 3.07%, 12/15/46		310	315,376
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		327	331,352
Series 2015-C28, Class A2 2.773%, 10/15/48		343	349,346
Series 2015-C29, Class A2 2.921%, 5/15/48		169	172,554
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		84	84,070
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		270	276,641
Series 2015-C23, Class A2 2.982%, 7/15/50		277	283,487
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		7	6,917
Series 2013-C5, Class A1 0.779%, 3/10/46		62	61,518
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		7	7,283
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		28	28,090
Series 2015-NXS1, Class A2 2.632%, 5/15/48		153	155,289
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(a)		136	145,699
Series 2012-C10, Class XA 1.678%, 12/15/45(a)(e)		436	30,030
Series 2012-C6, Class XA 2.149%, 4/15/45(a)(e)		250	20,110

AB POOLING PORTFOLIOS •	75

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-C9, Class A1 0.673%, 11/15/45	U.S.$	23	$22,587
Series 2014-C24, Class A2 2.863%, 11/15/47		202	205,811

			4,876,564

Non-Agency Floating Rate CMBS – 0.9%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.69% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		304	304,286
Series 2015-SGP, Class A 2.47% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		126	126,786
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(f)		49	49,305
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.822% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		31	30,983
Starwood Retail Property Trust Series 2014-STAR, Class A 1.99% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		152	151,077

			662,437

Total Commercial Mortgage-Backed Securities (cost $5,601,542)			5,539,001

INFLATION-LINKED SECURITIES – 6.3%
United States – 6.3%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)		3,249	3,309,527
1.125%, 1/15/21 (TIPS)		1,122	1,186,620

Total Inflation-Linked Securities (cost $4,461,950)			4,496,147

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Agency Floating Rate – 2.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.27% (LIBOR 1 Month + 0.50%), 6/15/39(b)		201	200,362
Series 4286, Class VF 1.22% (LIBOR 1 Month + 0.45%), 12/15/43(b)		216	214,643

76	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.128% (LIBOR 1 Month + 0.35%), 6/25/43(b)	U.S.$	205	$203,735
Series 2014-49, Class AF 1.091% (LIBOR 1 Month + 0.32%), 8/25/44(b)		403	400,184
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.336% (LIBOR 1 Month + 0.56%), 12/08/20(b)		586	587,210

			1,606,134

Agency Fixed Rate – 1.4%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		201	205,336
Series 4461, Class EA 2.00%, 7/15/37		130	128,898
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		58	59,268
Series 2014-54, Class LA 3.00%, 2/25/44		153	154,778
Series 2015-72, Class PC 3.00%, 10/25/43		461	469,317

			1,017,597

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.14% (H15T 1 Year + 0.47%), 2/25/42(a)(b)		196	168,340

Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M1 2.128% (LIBOR 1 Month + 1.35%), 4/25/28(b)		2	1,521
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.728% (LIBOR 1 Month + 0.95%), 5/25/24(b)		134	134,793
Series 2015-C03, Class 1M1 2.278% (LIBOR 1 Month + 1.50%), 7/25/25(b)		6	5,845

			142,159

Total Collateralized Mortgage Obligations (cost $2,979,772)			2,934,230

AB POOLING PORTFOLIOS •	77

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.4%
Agency ARMs – 0.1%
Federal National Mortgage Association Series 2007 2.682% (LIBOR 6 Month + 1.41%), 1/01/37(b)	U.S.$	55		$56,911

Agency Fixed Rate 15-Year – 0.2%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		65		68,705
Federal National Mortgage Association Series 2006 6.00%, 5/01/21-11/01/21		44		46,656
Series 2007 6.00%, 2/01/22		13		13,879
Series 2005 6.00%, 6/01/19-5/01/20		1		835
Series 2002 6.00%, 12/01/17		– 0	–^	277

				130,352

Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		506		565,561
Government National Mortgage Association 5.00%, 10/15/39		226		252,617

				818,178

Total Mortgage Pass-Throughs (cost $993,810)				1,005,441

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $312,846)		313		312,284

Total Investments – 91.1% (cost $65,133,749)				64,981,398
Other assets less liabilities – 8.9%				6,324,528

Net Assets – 100.0%				$71,305,926

78	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	106	June 2017	$22,914,360	$22,939,063	$24,703

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	3	June 2017	352,636	353,109	(473)
U.S. T-Note 10 Yr (CBT) Futures	4	June 2017	496,835	498,313	(1,478)

					$22,752

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	215,000	USD	1,893	3/24/17	$(22,466)
Citibank, NA	JPY	430,304	USD	3,844	4/07/17	8,081

						$(14,385)

INTEREST RATE SWAPTIONS WRITTEN (see Note C)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put – OTC -1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	1.84%	5/16/17	$4,990	$4,291	$(4,488)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.86%	$160	$(20,667)	$(10,147)	$(10,520)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	31	(4,004)	(2,677)	(1,327)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	40	(5,167)	(3,528)	(1,639)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	77	(9,946)	(7,823)	(2,123)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	177	(22,862)	(10,818)	(12,044)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	107	(13,821)	(8,175)	(5,646)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	106	(13,692)	(9,285)	(4,407)

AB POOLING PORTFOLIOS •	79

AB Short Duration Bond Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	2.99%	$170	$(8,581)	$(3,541)	$(5,040)

				$(98,740)	$(55,994)	$(42,746)

*	Termination date

^	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $8,195,746 or 11.4% of net assets.

(b)	Floating Rate Security. Stated interest/floor rate was in effect at February 28, 2017.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of February 28, 2017, is considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$3,301	$	– 0	–	0.00%

(e)	IO – Interest Only.

(f)	Variable rate coupon, rate shown as of February 28, 2017.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

H15T – U. S. Treasury Yield Curve Rate T Note Constant Maturity

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

80	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 41.7%
Australia – 1.2%
Australia Government Bond Series 128 5.75%, 7/15/22(a)	AUD	1,165	$1,050,181
Series 142 4.25%, 4/21/26(a)		2,090	1,804,971

			2,855,152

Belgium – 1.0%
Kingdom of Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	1,179	1,890,983
Series 75 1.00%, 6/22/31(a)		574	603,973

			2,494,956

Canada – 0.2%
Canadian Government Bond 2.75%, 12/01/48	CAD	550	451,363

France – 0.8%
French Republic Government Bond OAT 2.50%, 5/25/30(a)	EUR	594	730,954
3.25%, 5/25/45(a)		831	1,145,432

			1,876,386

Germany – 2.5%
Bundesrepublik Deutschland Zero Coupon%, 8/15/26(a)		1,217	1,272,937
1.00%, 8/15/25(a)		1,787	2,063,610
2.50%, 7/04/44-8/15/46(a)		581	850,490
Series 00 5.50%, 1/04/31(a)		1,034	1,841,050

			6,028,087

Italy – 6.1%
Italy Buoni Poliennali Del Tesoro 1.25%, 12/01/26		2,595	2,549,920
1.35%, 4/15/22		5,969	6,411,453
2.70%, 3/01/47(a)		1,615	1,556,845
3.75%, 5/01/21		973	1,160,165
4.50%, 5/01/23		623	781,481
5.50%, 11/01/22		1,962	2,560,817

			15,020,681

Japan – 5.7%
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	583,450	6,402,396
Series 143 1.60%, 3/20/33		305,750	3,225,064

AB POOLING PORTFOLIOS •	81

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 150 1.40%, 9/20/34	JPY	415,650	$4,258,836

			13,886,296

Mexico – 2.5%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	19,504	953,838
7.75%, 11/13/42		19,834	977,564
8.00%, 6/11/20		63,385	3,258,011
Series M 20 10.00%, 12/05/24		16,178	936,594

			6,126,007

Netherlands – 0.1%
Netherlands Government Bond 0.50%, 7/15/26(a)	EUR	340	366,165

New Zealand – 1.3%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	3,810	3,150,913

Poland – 1.5%
Republic of Poland Government Bond Series 0727 2.50%, 7/25/27	PLN	11,055	2,417,843
Series 725 3.25%, 7/25/25		4,871	1,168,374

			3,586,217

Russia – 0.3%
Russian Federal Bond - OFZ Series 6214 6.40%, 5/27/20	RUB	44,290	718,010

Singapore – 0.1%
Singapore Government Bond 3.375%, 9/01/33	SGD	286	230,102

South Africa – 0.3%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	5,728	398,244
Series R213 7.00%, 2/28/31		6,877	432,337

			830,581

Spain – 1.1%
Spain Government Bond 1.30%, 10/31/26(a)	EUR	1,981	2,053,188
2.90%, 10/31/46(a)		140	149,557

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AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.70%, 7/30/41(a)	EUR	330	$476,780

			2,679,525

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	8,160	1,077,770

United Kingdom – 4.8%
United Kingdom Gilt 1.50%, 7/22/26(a)	GBP	2,155	2,776,501
2.00%, 9/07/25(a)		2,119	2,860,509
2.50%, 7/22/65(a)		185	297,549
3.50%, 7/22/68(a)		144	295,600
4.25%, 12/07/40(a)		329	604,444
4.50%, 12/07/42(a)		1,531	2,975,089
4.75%, 12/07/30(a)		1,093	1,928,713

			11,738,405

United States – 11.8%
U.S. Treasury Bonds 3.00%, 11/15/45	U.S.$	2,956	2,966,378
3.625%, 8/15/43		217	243,604
4.625%, 2/15/40		2,692	3,482,233
5.375%, 2/15/31		1,727	2,317,353
6.25%, 5/15/30		195	277,001
U.S. Treasury Notes 1.125%, 7/31/21		3,260	3,162,073
1.25%, 3/31/21		6,381	6,250,689
1.50%, 2/28/19		5	4,825
1.625%, 8/15/22-5/15/26		1,963	1,881,925
2.00%, 11/15/26		4,834	4,677,461
2.125%, 6/30/21		3,406	3,450,672

			28,714,214

Total Governments - Treasuries (cost $105,286,666)			101,830,830

CORPORATES - INVESTMENT GRADE – 24.0%
Industrial – 11.9%
Basic – 0.4%
Glencore Finance Europe SA Series E 1.75%, 3/17/25(a)	EUR	340	360,196
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	183	189,454
Minsur SA 6.25%, 2/07/24(a)		233	251,571
Mosaic Co. (The) 5.625%, 11/15/43		233	244,514

			1,045,735

AB POOLING PORTFOLIOS •	83

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Holcim Finance Luxembourg SA Series E 2.25%, 5/26/28(a)	EUR	570	$638,255
Yamana Gold, Inc. 4.95%, 7/15/24	U.S.$	328	334,147

			972,402

Communications - Media – 1.7%
21st Century Fox America, Inc. 6.55%, 3/15/33		88	108,159
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		320	329,126
4.908%, 7/23/25		585	616,241
Cox Communications, Inc. 2.95%, 6/30/23(a)		218	207,904
Discovery Communications LLC 3.45%, 3/15/25		327	312,904
Myriad International Holdings BV 6.00%, 7/18/20(a)		517	559,980
RELX Capital, Inc. 8.625%, 1/15/19		690	770,097
S&P Global, Inc. 4.40%, 2/15/26		548	583,145
Time Warner, Inc. 3.55%, 6/01/24		453	452,146
3.60%, 7/15/25		324	320,690

			4,260,392

Communications - Telecommunications – 2.3%
America Movil SAB de CV 3.125%, 7/16/22		435	433,217
American Tower Corp. 5.05%, 9/01/20		899	966,541
AT&T, Inc. 3.40%, 5/15/25		843	814,990
3.95%, 1/15/25		280	281,731
4.125%, 2/17/26		423	429,478
Bell Canada, Inc. 3.25%, 6/17/20	CAD	302	237,344
3.35%, 6/18/19		150	117,445
4.70%, 9/11/23		204	172,709
British Telecommunications PLC 9.125%, 12/15/30(b)	U.S.$	175	261,945
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	360	294,277

84	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	335	$336,273
Verizon Communications, Inc. 2.625%, 8/15/26		655	599,802
3.50%, 11/01/24		605	606,347

			5,552,099

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		695	700,889

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 1.625%, 2/22/21	EUR	560	624,122

Consumer Cyclical - Retailers – 0.0%
Kohl’s Corp. 4.25%, 7/17/25	U.S.$	96	92,997

Consumer Non-Cyclical – 2.1%
AbbVie, Inc. 2.50%, 5/14/20		235	236,379
3.60%, 5/14/25		635	632,328
Agilent Technologies, Inc. 5.00%, 7/15/20		165	178,588
Ahold Finance USA LLC 6.875%, 5/01/29		1,007	1,264,212
Becton Dickinson and Co. 1.90%, 12/15/26	EUR	360	397,738
McKesson Corp. 1.50%, 11/17/25		190	203,882
Mylan NV 3.15%, 6/15/21	U.S.$	489	489,477
3.95%, 6/15/26		91	88,885
Reynolds American, Inc. 4.45%, 6/12/25		639	675,653
5.85%, 8/15/45		258	306,689
Teva Pharmaceutical Finance Netherlands II BV 1.875%, 3/31/27(a)	EUR	585	594,533
Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	161	163,090

			5,231,454

Energy – 2.6%
Energy Transfer Partners LP 6.70%, 7/01/18		318	336,806
7.50%, 7/01/38		345	420,379
EnLink Midstream Partners LP 4.15%, 6/01/25		804	803,475

AB POOLING PORTFOLIOS •	85

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC 4.90%, 5/15/46	U.S.$	324	$338,652
Halliburton Co. 5.00%, 11/15/45		294	319,156
Hess Corp. 4.30%, 4/01/27		444	444,128
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		60	60,652
3.95%, 9/01/22		162	167,032
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		271	291,480
MPLX LP 4.125%, 3/01/27		236	238,339
4.50%, 7/15/23		223	234,145
Noble Energy, Inc. 8.25%, 3/01/19		673	751,744
ONEOK Partners LP 3.20%, 9/15/18		229	233,437
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		565	551,679
Williams Partners LP 3.90%, 1/15/25		308	309,213
4.125%, 11/15/20		750	787,792
4.50%, 11/15/23		139	146,083

			6,434,192

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22		174	180,096

Technology – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)		122	123,361
3.875%, 1/15/27(a)		267	268,858
HP, Inc. 3.75%, 12/01/20		69	71,758
4.375%, 9/15/21		59	62,810
4.65%, 12/09/21		150	160,736
KLA-Tencor Corp. 4.65%, 11/01/24		517	554,231
Seagate HDD Cayman 4.75%, 1/01/25		404	390,860
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		485	496,599
Total System Services, Inc. 3.75%, 6/01/23		424	427,897

			2,557,110

86	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 5.00%, 4/07/18(a)	U.S.$	548	$562,106
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(a)		813	827,568

			1,389,674

			29,041,162

Financial Institutions – 10.4%
Banking – 8.5%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	204,847
American Express Credit Corp. 0.625%, 11/22/21	EUR	440	473,028
Bank of America Corp. 3.824%, 1/20/28	U.S.$	615	619,754
4.20%, 8/26/24		438	452,049
4.875%, 4/01/44		670	731,273
Series L 2.60%, 1/15/19		419	424,325
Barclays Bank PLC Series E 6.625%, 3/30/22(a)	EUR	328	433,366
Barclays PLC 3.65%, 3/16/25	U.S.$	301	293,602
3.684%, 1/10/23		490	494,400
BNP Paribas SA
3.80%, 1/10/24(a)		240	238,490
Series E 2.25%, 1/11/27(a)	EUR	257	260,012
BPCE SA 5.70%, 10/22/23(a)	U.S.$	200	211,370
Compass Bank 2.75%, 9/29/19		338	337,813
5.50%, 4/01/20		817	860,542
Cooperatieve Rabobank UA 3.95%, 11/09/22		486	499,132
4.375%, 8/04/25		550	561,095
Credit Agricole SA/London 4.125%, 1/10/27(a)		490	484,831
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		250	250,463
Series E 1.25%, 4/14/22(a)	EUR	590	634,209
Fifth Third Bancorp 2.30%, 3/01/19	U.S.$	370	372,990

AB POOLING PORTFOLIOS •	87

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series E 1.625%, 7/27/26(a)	EUR	620	$657,584
Series G 7.50%, 2/15/19	U.S.$	934	1,032,374
HSBC Holdings PLC 4.375%, 11/23/26		235	237,882
JPMorgan Chase & Co. 3.782%, 2/01/28		804	816,161
Lloyds Banking Group PLC 4.582%, 12/10/25		1,033	1,051,897
Mellon Capital III 1.875% (SLIBRM6 + 1.34%), 9/05/66(c)	GBP	300	371,533
Morgan Stanley Series F 3.875%, 4/29/24	U.S.$	419	433,264
Series G 1.375%, 10/27/26	EUR	1,027	1,068,365
5.50%, 7/24/20	U.S.$	236	258,900
Murray Street Investment Trust I 4.647%, 3/09/17		89	89,068
Nationwide Building Society 4.00%, 9/14/26(a)		650	628,068
6.25%, 2/25/20(a)		1,117	1,239,936
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(d)	GBP	203	265,868
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	400	434,799
5.179%, 11/19/25	U.S.$	200	205,198
Santander UK Group Holdings PLC 2.875%, 8/05/21		650	642,624
Santander UK PLC 5.00%, 11/07/23(a)		302	314,930
Standard Chartered PLC 4.30%, 2/19/27(a)		292	285,076
Series E 4.00%, 10/21/25(a)	EUR	104	116,474
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19	U.S.$	322	321,880
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		413	420,064
US Bancorp Series J 5.30%, 4/15/27(d)		259	263,882
Wells Fargo & Co. 3.069%, 1/24/23		484	486,279

88	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series E 2.625%, 8/16/22(a)	EUR	214	$252,155

			20,731,852

Insurance – 1.2%
Five Corners Funding Trust 4.419%, 11/15/23(a)	U.S.$	347	369,119
Humana, Inc. 6.30%, 8/01/18		121	128,146
7.20%, 6/15/18		199	212,664
Lincoln National Corp. 8.75%, 7/01/19		80	91,859
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		267	416,493
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	200	260,677
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	242	376,616
Prudential Financial, Inc. 5.625%, 6/15/43		543	584,702
Swiss Re America Holding Corp. 7.00%, 2/15/26		423	528,184

			2,968,460

Other Finance – 0.2%
SUAM Finance BV 4.875%, 4/17/24(a)		422	440,463

REITS – 0.5%
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		186	187,711
Welltower, Inc. 4.00%, 6/01/25		949	974,366

			1,162,077

			25,302,852

Utility – 1.5%
Electric – 0.4%
Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	165	178,338
Entergy Corp. 4.00%, 7/15/22		241	253,081
TECO Finance, Inc. 5.15%, 3/15/20		299	319,813
Union Electric Co. 6.70%, 2/01/19		103	112,305

			863,537

AB POOLING PORTFOLIOS •	89

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.1%
Centrica PLC 4.00%, 10/16/23(a)	U.S.$	610	$632,241
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		495	510,844
NiSource Finance Corp. 6.80%, 1/15/19		1,127	1,224,336
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		383	405,227

			2,772,648

			3,636,185

Non Corporate Sectors – 0.2%
Agencies - Government Sponsored – 0.2%
Equate Petrochemical BV 3.00%, 3/03/22(a)		569	551,930

Total Corporates - Investment Grade (cost $56,883,020)			58,532,129

INFLATION-LINKED SECURITIES – 6.3%
Japan – 2.6%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	664,069	6,247,902

United States – 3.7%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)	U.S.$	4,563	4,646,208
0.25%, 1/15/25 (TIPS)		3,892	3,882,867
0.375%, 7/15/25 (TIPS)		634	640,058

			9,169,133

Total Inflation-Linked Securities (cost $15,897,304)			15,417,035

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
Risk Share Floating Rate – 5.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.978% (LIBOR 1 Month + 2.20%), 2/25/24(c)		718	735,984
Series 2014-DN3, Class M2 3.178% (LIBOR 1 Month + 2.40%), 8/25/24(c)		99	99,762

90	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-HQ1, Class M2 3.278% (LIBOR 1 Month + 2.50%), 8/25/24(c)	U.S.$	560	$566,546
Series 2014-HQ2, Class M1 2.228% (LIBOR 1 Month + 1.45%), 9/25/24(c)		254	255,111
Series 2015-DNA1, Class M2 2.628% (LIBOR 1 Month + 1.85%), 10/25/27(c)		356	361,970
Series 2015-DNA2, Class M2 3.378% (LIBOR 1 Month + 2.60%), 12/25/27(c)		727	744,694
Series 2015-DNA3, Class M2 3.628% (LIBOR 1 Month + 2.85%), 4/25/28(c)		364	376,404
Series 2015-HQ1, Class M2 2.978% (LIBOR 1 Month + 2.20%), 3/25/25(c)		367	371,328
Series 2015-HQ2, Class M1 1.878% (LIBOR 1 Month + 1.10%), 5/25/25(c)		132	131,894
Series 2015-HQA1, Class M2 3.428% (LIBOR 1 Month + 2.65%), 3/25/28(c)		635	650,038
Series 2015-HQA2, Class M2 3.578% (LIBOR 1 Month + 2.80%), 5/25/28(c)		505	519,478
Series 2016-DNA1, Class M2 3.678% (LIBOR 1 Month + 2.90%), 7/25/28(c)		279	289,606
Series 2016-DNA2, Class M2 2.978% (LIBOR 1 Month + 2.20%), 10/25/28(c)		250	254,084
Series 2016-DNA3, Class M1 1.878% (LIBOR 1 Month + 1.10%), 12/25/28(c)		324	324,499
Series 2016-DNA4, Class M1 1.578% (LIBOR 1 Month + 0.80%), 3/25/29(c)		303	303,653
Series 2016-HQA1, Class M2 3.528% (LIBOR 1 Month + 2.75%), 9/25/28(c)		306	317,569
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.778% (LIBOR 1 Month + 2.00%), 10/25/23(c)		100	100,581

AB POOLING PORTFOLIOS •	91

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C01, Class M1 2.378% (LIBOR 1 Month + 1.60%), 1/25/24(c)	U.S.$	320	$322,690
Series 2014-C04, Class 1M1 2.728% (LIBOR 1 Month + 1.95%), 11/25/24(c)		120	120,020
Series 2015-C02, Class 2M1 1.978% (LIBOR 1 Month + 1.20%), 5/25/25(c)		28	28,225
Series 2015-C03, Class 1M1 2.278% (LIBOR 1 Month + 1.50%), 7/25/25(c)		19	19,207
Series 2015-C03, Class 2M1 2.278% (LIBOR 1 Month + 1.50%), 7/25/25(c)		246	246,812
Series 2016-C01, Class 1M1 2.728% (LIBOR 1 Month + 1.95%), 8/25/28(c)		698	705,475
Series 2016-C01, Class 2M1 2.878% (LIBOR 1 Month + 2.10%), 8/25/28(c)		252	254,415
Series 2016-C02, Class 1M1 2.928% (LIBOR 1 Month + 2.15%), 9/25/28(c)		770	779,967
Series 2016-C03, Class 1M1 2.778% (LIBOR 1 Month + 2.00%), 10/25/28(c)		312	317,131
Series 2016-C03, Class 2M1 2.978% (LIBOR 1 Month + 2.20%), 10/25/28(c)		646	653,957
Series 2016-C04, Class 1M1 2.228% (LIBOR 1 Month + 1.45%), 1/25/29(c)		395	398,957
Series 2016-C05, Class 2M1 2.128% (LIBOR 1 Month + 1.35%), 1/25/29(c)		371	373,682
Series 2016-C06, Class 1M1 2.078% (LIBOR 1 Month + 1.30%), 4/25/29(c)		1,121	1,128,102
Series 2016-C07, Class 2M1 2.078% (LIBOR 1 Month + 1.30%), 4/25/29(c)		330	331,629

			12,083,470

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.971%, 5/25/35		189	176,110

92	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.442%, 5/28/35	U.S.$	128	$114,538

Total Collateralized Mortgage Obligations (cost $12,227,047)			12,374,118

GOVERNMENTS - SOVEREIGN AGENCIES – 4.1%
Canada – 3.3%
Canada Housing Trust No. 1 1.90%, 9/15/26(a)	CAD	3,010	2,216,255
3.80%, 6/15/21(a)		7,000	5,795,264

			8,011,519

Colombia – 0.3%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	241	219,009
Oleoducto Central SA 4.00%, 5/07/21(a)		340	346,800
Ecopetrol SA 7.375%, 9/18/43		239	255,969

			821,778

France – 0.4%
Dexia Credit Local SA/New York NY 1.50%, 10/07/17(a)		880	880,036

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		214	226,039

Total Governments - Sovereign Agencies (cost $10,151,833)			9,939,372

COVERED BONDS – 3.8%
AIB Mortgage Bank Series E 4.875%, 6/29/17	EUR	217	233,803
Banco de Sabadell SA 0.875%, 11/12/21(a)		300	327,814
Bank of Scotland PLC Series E 4.75%, 6/08/22		1,040	1,365,143
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		654	739,781

AB POOLING PORTFOLIOS •	93

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S Series E 1.25%, 6/11/21	EUR	307	$343,073
DNB Boligkreditt AS Series E 3.875%, 6/16/21		581	718,969
Nationwide Building Society Series E 4.375%, 2/28/22		550	705,993
Nordea Hypotek AB Series 5531 1.00%, 4/08/22	SEK	7,700	867,323
Santander UK PLC Series E 1.625%, 11/26/20(a)	EUR	615	692,316
Skandinaviska Enskilda Banken AB Series 574 1.50%, 12/15/21(a)	SEK	7,500	866,667
Stadshypotek AB Series 1584 1.50%, 3/17/21(a)		8,000	925,911
Swedbank Hypotek AB Series 190 1.00%, 9/15/21(a)		7,700	871,185
UBS AG/London Series E 1.375%, 4/16/21(a)	EUR	667	745,863

Total Covered Bonds (cost $9,827,259)			9,403,841

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.5%
Non-Agency Fixed Rate CMBS – 2.0%
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)	U.S.$	840	848,429
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.094%, 12/10/49		1,096	1,114,670
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		1,772	1,781,395
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		380	367,249
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		528	525,212

94	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.214%, 6/15/45(a)	U.S.$	298	$295,921

			4,932,876

Non-Agency Floating Rate CMBS – 0.8%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.722% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)		383	383,171
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.69% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		874	874,821
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.822% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		112	112,159
Starwood Retail Property Trust Series 2014-STAR, Class A 1.99% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		563	557,958

			1,928,109

Agency CMBS – 0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		1,522	1,590,331

Total Commercial Mortgage-Backed Securities (cost $8,566,074)			8,451,316

AGENCIES – 3.0%
Agency Debentures – 2.8%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		7,199	6,786,137

Agency Subordinated – 0.2%
Federal National Mortgage Association Zero Coupon, 10/09/19		715	681,452

Total Agencies (cost $6,990,660)			7,467,589

AB POOLING PORTFOLIOS •	95

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 2.8%
Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 3.019%, 5/01/38(b)	U.S.$	256		$270,978
Federal National Mortgage Association Series 2003 3.435%, 12/01/33(b)		158		167,086

				438,064

Agency Fixed Rate 30-Year – 2.1%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		180		200,935
Federal National Mortgage Association Series 2003 5.50%, 4/01/33		147		164,117
Series 2004 5.50%, 4/01/34-5/01/34		143		159,611
Series 2005 5.50%, 2/01/35		108		121,074
Series 2006 4.00%, 3/01/47, TBA		4,320		4,541,063
5.00%, 1/01/36		– 0	–**	309

				5,187,109

Other Agency Fixed Rate Programs – 0.5%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	1,314		1,187,973

Total Mortgage Pass-Throughs (cost $6,724,338)				6,813,146

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Chile – 0.4%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	849		918,147

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 6.375%, 4/09/21(a)		325		356,688

Mexico – 0.8%
Petroleos Mexicanos 4.50%, 1/23/26		974		917,995
4.625%, 9/21/23		267		267,531
4.875% PEMEX, 1/18/24		665		667,527

				1,853,053

96	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.1%
Fondo MIVIVIENDA SA 3.50%, 1/31/23(a)	U.S.$	200	$200,500

Total Quasi-Sovereigns (cost $3,300,153)			3,328,388

ASSET-BACKED SECURITIES – 1.2%
Other ABS - Fixed Rate – 0.6%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		408	410,377
Series 2014-2A, Class C 3.869%, 10/15/49(a)		337	335,411
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(a)		609	607,984
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables Series 2, Class SNR 2.98%, 2/16/18(a)	EUR	109	116,762

			1,470,534

Autos - Fixed Rate – 0.6%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	U.S.$	655	652,352
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		750	755,552

			1,407,904

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.903% (LIBOR 1 Month + 1.13%), 12/25/32(c)		70	68,193

Total Asset-Backed Securities (cost $2,954,545)			2,946,631

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $660,142)		650	958,379

AB POOLING PORTFOLIOS •	97

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $779,001)	U.S.$	765	$789,234

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Financial Institutions – 0.2%
Banking – 0.2%
Societe Generale SA 5.922%, 4/05/17(a)(d)		495	496,841

Industrial – 0.1%
Basic – 0.1%
CF Industries, Inc. 4.95%, 6/01/43		211	181,460

Total Corporates - Non-Investment Grade (cost $682,497)			678,301

Total Investments – 97.9% (cost $240,930,539)			238,930,309
Other assets less liabilities – 2.1%			5,067,825

Net Assets – 100.0%			$243,998,134

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	5	March 2017	$6,683,904	$6,701,678	$17,774

Sold Contracts
10 Yr Canadian Bond Futures	17	June 2017	1,744,510	1,757,981	(13,471)
Euro Buxl 30 Yr Bond Futures	2	March 2017	361,168	367,866	(6,698)
Euro-OAT Futures	29	March 2017	4,598,487	4,606,851	(8,364)
U.S. Long Bond (CBT) Futures	16	June 2017	2,392,984	2,426,500	(33,516)
U.S. T-Note 10 Yr (CBT) Futures	54	June 2017	6,707,265	6,727,219	(19,954)

					$(64,229)

98	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GBP	12,540	USD	15,452	3/09/17	$(109,827)
BNP Paribas SA	USD	4,967	SGD	7,095	3/14/17	96,627
BNP Paribas SA	JPY	537,670	USD	4,695	3/16/17	(93,227)
BNP Paribas SA	USD	594	EUR	550	4/12/17	(10,997)
Citibank, NA	USD	1,464	GBP	1,177	3/09/17	(3,305)
Citibank, NA	RUB	42,689	USD	716	4/28/17	(6,937)
Credit Suisse International	USD	565	ZAR	7,348	3/27/17	(7,655)
Goldman Sachs Bank USA	USD	1,653	GBP	1,319	3/09/17	(15,659)
Goldman Sachs Bank USA	NZD	1,649	USD	1,204	3/31/17	17,718
Goldman Sachs Bank USA	NZD	785	USD	563	4/06/17	(1,394)
Goldman Sachs Bank USA	CAD	24,751	USD	18,941	4/07/17	301,308
Goldman Sachs Bank USA	EUR	567	USD	609	4/12/17	6,852
Goldman Sachs Bank USA	USD	641	EUR	597	4/12/17	(7,044)
HSBC Bank USA	SGD	7,408	USD	5,194	3/14/17	(92,287)
HSBC Bank USA	PLN	8,185	USD	2,049	3/16/17	36,432
HSBC Bank USA	MXN	18,794	USD	916	4/04/17	(14,674)
HSBC Bank USA	SEK	42,908	USD	4,794	5/11/17	24,299
JPMorgan Chase Bank, NA	AUD	8,641	USD	6,508	4/06/17	(112,211)
JPMorgan Chase Bank, NA	NZD	1,549	USD	1,108	4/06/17	(6,617)
Morgan Stanley & Co., Inc.	EUR	41,845	USD	45,042	4/12/17	626,248
Royal Bank of Scotland PLC	GBP	6,700	USD	8,358	3/09/17	43,105
Royal Bank of Scotland PLC	USD	8,670	CAD	11,347	4/07/17	(125,342)
Standard Chartered Bank	JPY	2,284,144	USD	20,237	3/16/17	(105,060)
State Street Bank & Trust Co.	USD	304	GBP	243	3/09/17	(2,368)
State Street Bank & Trust Co.	PLN	1,817	USD	455	3/16/17	8,226
State Street Bank & Trust Co.	PLN	4,747	USD	1,121	3/16/17	(46,117)
State Street Bank & Trust Co.	ZAR	4,513	USD	344	3/27/17	1,401
State Street Bank & Trust Co.	ZAR	5,512	USD	405	3/27/17	(13,541)
State Street Bank & Trust Co.	NZD	458	USD	329	4/06/17	(484)
State Street Bank & Trust Co.	CAD	591	USD	450	4/07/17	4,623
State Street Bank & Trust Co.	EUR	191	USD	203	4/12/17	41
State Street Bank & Trust Co.	EUR	109	USD	116	4/12/17	(260)
State Street Bank & Trust Co.	USD	2,432	EUR	2,250	4/12/17	(43,084)
State Street Bank & Trust Co.	MXN	9,355	USD	472	4/26/17	10,481

						$359,271

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $71,058,743 or 29.1% of net assets.

(b)	Variable rate coupon, rate shown as of February 28, 2017.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at February 28, 2017.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Currency	Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

AB POOLING PORTFOLIOS •	99

AB Global Core Bond Portfolio—Portfolio of Investments

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

100	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 91.9%
United States – 91.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19-7/15/24 (TIPS)	U.S.$	21,175	$21,361,618
0.125%, 4/15/20-7/15/22 (TIPS)(a)		12,687	12,893,059
0.25%, 1/15/25 (TIPS)(a)		6,421	6,406,426
0.375%, 7/15/23-7/15/25 (TIPS)(a)		16,635	16,864,371
0.625%, 7/15/21 (TIPS)(a)(b)		9,662	10,067,331
0.625%, 1/15/24 (TIPS)(a)		6,719	6,926,055
1.375%, 1/15/20 (TIPS)		5,534	5,860,346
2.00%, 1/15/26 (TIPS)		2,741	3,134,032
2.375%, 1/15/27 (TIPS)		5,604	6,680,601

Total Inflation-Linked Securities (cost $89,301,902)			90,193,839

CORPORATES - INVESTMENT GRADE – 13.9%
Industrial – 7.9%
Basic – 0.6%
Barrick Gold Corp. 4.10%, 5/01/23		16	17,180
Dow Chemical Co. (The) 8.55%, 5/15/19		104	118,715
Eastman Chemical Co. 3.80%, 3/15/25		78	79,853
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		200	195,800
Vale Overseas Ltd. 6.875%, 11/21/36		145	158,413

			569,961

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 2/01/27		150	155,400
Yamana Gold, Inc. 4.95%, 7/15/24		131	133,455

			288,855

Communications - Media – 0.5%
CBS Corp. 3.50%, 1/15/25		103	102,243
Cox Communications, Inc. 2.95%, 6/30/23(c)		57	54,360
Discovery Communications LLC 3.45%, 3/15/25		66	63,155
S&P Global, Inc. 4.40%, 2/15/26		210	223,468

AB POOLING PORTFOLIOS •	101

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Viacom, Inc. 4.375%, 3/15/43	U.S.$	115	$100,914

			544,140

Communications - Telecommunications – 0.9%
AT&T, Inc. 3.40%, 5/15/25		281	271,663
3.80%, 3/15/22		77	79,463
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	25	20,436
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)	U.S.$	205	205,779
Verizon Communications, Inc. 2.625%, 8/15/26		163	149,264
3.50%, 11/01/24		145	145,323

			871,928

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		200	223,759
General Motors Co. 3.50%, 10/02/18		127	129,942

			353,701

Consumer Cyclical - Retailers – 0.3%
Kohl’s Corp. 4.25%, 7/17/25		64	61,998
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		206	210,319

			272,317

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 3.60%, 5/14/25		159	158,331
Baxalta, Inc. 3.60%, 6/23/22		247	251,116
Bunge Ltd., Finance Corp. 8.50%, 6/15/19		2	2,280
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		208	208,574
Laboratory Corp. of America Holdings 3.60%, 2/01/25		94	92,665
Mylan NV 3.95%, 6/15/26		63	61,536
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		137	126,813

102	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	60	$60,779
3.95%, 8/15/24		198	202,650

			1,164,744

Energy – 2.7%
EnLink Midstream Partners LP 5.05%, 4/01/45		123	117,256
Enterprise Products Operating LLC 3.70%, 2/15/26		269	272,366
5.20%, 9/01/20		118	128,939
Hess Corp. 4.30%, 4/01/27		182	182,052
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		102	106,245
Marathon Petroleum Corp. 5.125%, 3/01/21		97	105,740
MPLX LP 4.125%, 3/01/27		78	78,773
4.50%, 7/15/23		135	141,747
Nabors Industries, Inc. 5.50%, 1/15/23(c)		193	199,152
Noble Energy, Inc. 3.90%, 11/15/24		163	166,635
8.25%, 3/01/19		224	250,209
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		217	211,884
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(c)		132	139,725
Schlumberger Holdings Corp. 3.00%, 12/21/20(c)		269	274,964
Spectra Energy Capital LLC 8.00%, 10/01/19		74	83,906
Valero Energy Corp. 6.125%, 2/01/20		164	181,604

			2,641,197

Technology – 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(c)		50	50,557
3.875%, 1/15/27(c)		109	109,759
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02%, 6/15/26(c)		47	51,680
KLA-Tencor Corp. 4.65%, 11/01/24		216	231,555

AB POOLING PORTFOLIOS •	103

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 4.75%, 1/01/25	U.S.$	121	$117,064
Total System Services, Inc. 2.375%, 6/01/18		87	87,462
Western Digital Corp. 7.375%, 4/01/23(c)		146	160,235

			808,312

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		200	201,840

			7,716,995

Financial Institutions – 5.6%
Banking – 5.1%
Bank of America Corp. 3.824%, 1/20/28		245	246,894
5.625%, 7/01/20		115	126,767
Barclays Bank PLC Series E 6.625%, 3/30/22(c)	EUR	75	99,093
Barclays PLC 3.684%, 1/10/23	U.S.$	200	201,796
BNP Paribas SA Series E 2.25%, 1/11/27(c)	EUR	195	197,286
Citigroup, Inc. 3.875%, 3/26/25	U.S.$	224	222,266
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	255,043
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		265	265,491
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		120	117,383
2.654% (LIBOR 3 Month + 1.60%), 11/29/23(d)		127	130,705
JPMorgan Chase & Co. 2.295%, 8/15/21		105	103,819
3.782%, 2/01/28		128	129,936
Lloyds Banking Group PLC 4.65%, 3/24/26		200	204,714
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		280	296,375
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		260	287,649
Murray Street Investment Trust I 4.647%, 3/09/17		30	30,023

104	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 4.00%, 9/14/26(c)	U.S.$	265	$256,058
PNC Bank NA 3.80%, 7/25/23		316	331,322
Santander Bank, NA 1.948% (LIBOR 3 Month + 0.93%), 1/12/18(d)		306	306,728
Santander Issuances SAU 3.25%, 4/04/26(c)	EUR	200	217,399
Santander UK PLC 5.00%, 11/07/23(c)	U.S.$	200	208,563
UBS AG/Stamford CT 7.625%, 8/17/22		250	287,100
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		200	203,421
US Bancorp Series J 5.30%, 4/15/27(e)		104	105,960
Wells Fargo & Co. 3.069%, 1/24/23		192	192,904

			5,024,695

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		88	94,468

Insurance – 0.2%
Lincoln National Corp. 8.75%, 7/01/19		28	32,150
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		90	140,064

			172,214

REITS – 0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		4	4,011
Welltower, Inc. 4.00%, 6/01/25		253	259,763

			263,774

			5,555,151

Utility – 0.4%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		110	121,019
Constellation Energy Group, Inc. 5.15%, 12/01/20		43	46,476

AB POOLING PORTFOLIOS •	105

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Entergy Corp. 4.00%, 7/15/22	U.S.$	214	$224,727

			392,222

Total Corporates - Investment Grade (cost $13,361,289)			13,664,368

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4%
Non-Agency Fixed Rate CMBS – 5.1%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		101	102,722
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		18	18,489
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		319	322,524
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		323	332,162
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.876%, 9/10/45(c)		163	153,653
Series 2013-GC11, Class D 4.456%, 4/10/46(c)		147	135,103
Series 2015-GC27, Class A5 3.137%, 2/10/48		242	241,695
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.775%, 5/15/46		203	203,627
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		7	7,112
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		109	106,598
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.638%, 6/15/39		155	155,857
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		136	141,769
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.685%, 11/10/46(c)		125	130,671

106	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)	U.S.$	295	$299,033
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.865%, 8/10/45		104	103,926
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		203	196,627
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		76	76,275
Series 2006-LDP9, Class AM 5.372%, 5/15/47		85	85,062
Series 2007-CB19, Class AM 5.74%, 2/12/49		115	115,219
Series 2007-LD12, Class AM 6.062%, 2/15/51		98	99,648
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		113	113,261
Series 2011-C5, Class D 5.408%, 8/15/46(c)		100	102,422
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		132	137,985
Series 2015-C32, Class C 4.668%, 11/15/48		186	177,817
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		83	73,450
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		119	118,892
Series 2015-3, Class A2 2.729%, 4/20/48(c)		236	237,245
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		105	105,694
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		104	105,619
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		10	10,201

AB POOLING PORTFOLIOS •	107

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.47%, 12/15/47	U.S.$	198	$196,616
Series 2016-LC25, Class C 4.437%, 12/15/59		100	98,939
Series 2016-NXS6, Class C 4.308%, 11/15/49		165	162,697
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		166	170,434
Series 2014-C20, Class A2 3.036%, 5/15/47		200	204,093

			5,043,137

Non-Agency Floating Rate CMBS – 2.0%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.672% (LIBOR 1 Month + 1.90%), 11/15/21(c)(d)		103	102,548
Series 2016-IMC, Class C 4.722% (LIBOR 1 Month + 3.95%), 11/15/21(c)(d)		103	103,081
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.304% (LIBOR 1 Month + 4.60%), 11/15/33(c)(d)		100	100,022
H/2 Asset Funding NRE Series 2015-1A 2.429% (LIBOR 1 Month + 1.65%), 6/24/49(d)(f)		222	220,419
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.69% (LIBOR 1 Month + 0.92%), 6/15/29(c)(d)		326	326,306
Series 2015-SGP, Class A 2.47% (LIBOR 1 Month + 1.70%), 7/15/36(c)(d)		291	292,816
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.64% (LIBOR 1 Month + 1.87%), 8/15/26(c)(d)		100	99,650
Series 2015-XLF2, Class SNMA 2.72% (LIBOR 1 Month + 1.95%), 11/15/26(c)(d)		100	100,351
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.822% (LIBOR 1 Month + 1.05%), 4/15/32(c)(d)		42	41,982

108	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.99% (LIBOR 1 Month + 1.22%), 11/15/27(c)(d)	U.S.$	352	$349,127
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.12% (LIBOR 1 Month + 1.35%), 6/15/29(c)(d)		178	178,630

			1,914,932

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		315	317,500

Total Commercial Mortgage-Backed Securities (cost $7,370,493)			7,275,569

ASSET-BACKED SECURITIES – 7.2%
Autos - Fixed Rate – 4.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		117	117,090
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		258	257,962
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		208	207,817
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)		4	4,325
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		514	521,665
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		231	230,371
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		207	207,503
Series 2015-2, Class A3 1.31%, 8/15/19		132	132,316
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		66	66,219

AB POOLING PORTFOLIOS •	109

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)	U.S.$	53	$52,509
Series 2014-B, Class A 1.11%, 11/15/18(c)		12	12,344
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(c)		104	103,755
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(c)		89	89,110
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(c)		145	144,791
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/22(c)		100	98,322
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		225	227,111
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		282	282,542
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		120	119,605
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		62	61,892
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		145	144,468
Series 2015-2A, Class A 2.02%, 9/25/19(c)		147	146,180
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c)		140	139,756
Series 2016-1A, Class A 2.32%, 3/25/20(c)		135	134,454
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(c)		195	195,068
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		108	108,040
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		163	162,827

110	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2016-3, Class A2 1.34%, 11/15/19	U.S.$	111	$110,929
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		26	25,665

			4,104,636

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.27% (LIBOR 1 Month + 0.50%), 7/15/20(c)(d)		365	365,270
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.34% (LIBOR 1 Month + 0.57%), 1/15/22(d)		234	235,078
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.322% (LIBOR 1 Month + 0.55%), 12/10/27(c)(d)		29	29,363
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.129% (LIBOR 1 Month + 0.35%), 7/22/19(c)(d)		111	111,000
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.159% (LIBOR 1 Month + 0.38%), 7/20/19(d)		163	163,079
Series 2015-1, Class A 1.279% (LIBOR 1 Month + 0.50%), 1/20/20(d)		211	211,384

			1,115,174

Other ABS - Fixed Rate – 0.9%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		167	167,538
Dell Equipment Finance Trust Series 2015-2, Class A2A 1.42%, 12/22/17(c)		29	29,028
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)		64	63,479
SBA Tower Trust 3.156%, 10/15/20(c)		258	259,316

AB POOLING PORTFOLIOS •	111

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)	U.S.$	100	$100,134
Series 2016-3, Class A 3.05%, 12/26/25(c)		139	138,681
Series 2017-2, Class A 3.28%, 2/25/26(c)		155	154,742

			912,918

Credit Cards - Fixed Rate – 0.7%
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		372	375,155
Series 2016-1, Class A 2.04%, 3/15/22		100	100,496
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		133	133,130
Series 2016-B, Class A 1.44%, 6/15/22		109	108,626

			717,407

Credit Cards - Floating Rate – 0.3%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 1.12% (LIBOR 1 Month + 0.35%), 3/16/20(d)		98	98,000
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.25% (LIBOR 1 Month + 0.48%), 2/15/22(d)		139	139,283

			237,283

Total Asset-Backed Securities (cost $7,072,733)			7,087,418

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.8%
Risk Share Floating Rate – 4.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.028% (LIBOR 1 Month + 4.25%), 11/25/23(d)		318	339,838
Series 2014-DN3, Class M3 4.778% (LIBOR 1 Month + 4.00%), 8/25/24(d)		322	342,161

112	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-HQ3, Class M2 3.428% (LIBOR 1 Month + 2.65%), 10/25/24(d)	U.S.$	112	$112,466
Series 2014-HQ3, Class M3 5.528% (LIBOR 1 Month + 4.75%), 10/25/24(d)		250	272,550
Series 2015-DN1, Class M3 4.928% (LIBOR 1 Month + 4.15%), 1/25/25(d)		250	267,126
Series 2015-DNA2, Class M2 3.378% (LIBOR 1 Month + 2.60%), 12/25/27(d)		283	290,171
Series 2015-DNA3, Class M3 5.478% (LIBOR 1 Month + 4.70%), 4/25/28(d)		250	274,838
Series 2015-HQA1, Class M2 3.428% (LIBOR 1 Month + 2.65%), 3/25/28(d)		259	265,533
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.978% (LIBOR 1 Month + 1.20%), 7/25/24(d)		26	26,050
Series 2014-C04, Class 1M2 5.678% (LIBOR 1 Month + 4.90%), 11/25/24(d)		182	201,811
Series 2014-C04, Class 2M2
5.778% (LIBOR 1 Month + 5.00%), 11/25/24(d)		65	71,100
Series 2015-C01, Class 1M2 5.078% (LIBOR 1 Month + 4.30%), 2/25/25(d)		127	134,321
Series 2015-C01, Class 2M2 5.328% (LIBOR 1 Month + 4.55%), 2/25/25(d)		177	187,096
Series 2015-C02, Class 2M2 4.778% (LIBOR 1 Month + 4.00%), 5/25/25(d)		147	154,027
Series 2015-C03, Class 1M1 2.278% (LIBOR 1 Month + 1.50%), 7/25/25(d)		8	7,719
Series 2015-C03, Class 1M2 5.778% (LIBOR 1 Month + 5.00%), 7/25/25(d)		256	277,933
Series 2015-C03, Class 2M2 5.778% (LIBOR 1 Month + 5.00%), 7/25/25(d)		279	302,484

AB POOLING PORTFOLIOS •	113

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 6.478% (LIBOR 1 Month + 5.70%), 4/25/28(d)	U.S.$	268	$298,525
Series 2015-C04, Class 2M2 6.328% (LIBOR 1 Month + 5.55%), 4/25/28(d)		105	115,785
Series 2016-C01, Class 2M2 7.728% (LIBOR 1 Month + 6.95%), 8/25/28(d)		300	351,428
Series 2016-C03, Class 2M2 6.678% (LIBOR 1 Month + 5.90%), 10/25/28(d)		250	280,523
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.528% (LIBOR 1 Month + 2.75%), 11/25/25(c)(d)		36	35,624
Series 2015-WF1, Class 2M1 3.628% (LIBOR 1 Month + 2.85%), 11/25/25(d)(f)		60	60,038

Total Collateralized Mortgage Obligations (cost $4,462,440)			4,669,147

CORPORATES - NON-INVESTMENT GRADE – 2.3%
Industrial – 1.4%
Capital Goods – 0.0%
SPX FLOW, Inc. 5.625%, 8/15/24(c)		30	30,825
5.875%, 8/15/26(c)		9	9,135

			39,960

Communications - Media – 0.1%
CSC Holdings LLC 6.75%, 11/15/21		45	49,388

Communications - Telecommunications – 0.5%
CenturyLink, Inc. Series S 6.45%, 6/15/21		79	84,185
Series Y 7.50%, 4/01/24		70	75,250
Sprint Capital Corp. 6.90%, 5/01/19		355	378,188

			537,623

114	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 5.00%, 10/01/24(c)	U.S.$	155	$157,712

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		104	106,470

Consumer Non-Cyclical – 0.2%
HCA, Inc. 4.50%, 2/15/27		17	16,958
5.25%, 6/15/26		31	32,744
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(c)		26	26,455
4.875%, 11/01/26(c)		26	26,403
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		130	103,512

			206,072

Energy – 0.1%
Cenovus Energy, Inc. 5.70%, 10/15/19		51	54,876
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		107	79,447
SM Energy Co. 6.50%, 1/01/23		12	12,030

			146,353

Technology – 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(c)		57	62,980

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		90	86,175

			1,392,733

Financial Institutions – 0.8%
Banking – 0.6%
Bank of America Corp. Series Z 6.50%, 10/23/24(e)		79	86,282
Barclays Bank PLC 6.86%, 6/15/32(c)(e)		42	47,775
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		224	210,398

AB POOLING PORTFOLIOS •	115

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 8.625%, 8/15/21(e)	U.S.$	200	$211,300
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		13	13,040

			568,795

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		160	166,800

			735,595

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		120	123,600

Total Corporates - Non-Investment Grade (cost $2,232,118)			2,251,928

EMERGING MARKETS - TREASURIES – 0.9%
Brazil – 0.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27 (cost $759,992)	BRL	2,640	841,466

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Brazil – 0.1%
Petrobras Global Finance BV 6.125%, 1/17/22	U.S.$	112	115,080

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		90	81,788

Israel – 0.2%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		226	236,572

Total Governments - Sovereign Agencies (cost $425,644)			433,440

116	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23 (cost $205,000)	U.S.$	205	$205,408

EMERGING MARKETS - SOVEREIGNS – 0.2%
Turkey – 0.2%
Turkey Government International Bond 6.00%, 3/25/27 (cost $197,733)		200	204,500

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		200	86,510

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(g)(h)		200	16,000

Total Emerging Markets - Corporate Bonds (cost $310,320)			102,510

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19 (cost $61,403)		57	61,874

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption, Goldman Sachs International Expiration: Mar 2017, Exercise Rate: 0.368%(g) (premiums paid $8,143)	JPY	540,000	1

Total Investments – 129.4% (cost $125,769,210)			126,991,468
Other assets less liabilities – (29.4)%			(28,846,568)

Net Assets – 100.0%			$98,144,900

AB POOLING PORTFOLIOS •	117

AB Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	5	March 2017	$6,691,471	$6,701,678	$10,207
U.S. T-Note 5 Yr (CBT) Futures	10	June 2017	1,175,484	1,177,031	1,547
U.S. Ultra Bond (CBT) Futures	9	June 2017	1,433,898	1,456,031	22,133

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	27	June 2017	5,835,758	5,842,969	(7,211)
U.S. T-Note 10 Yr (CBT) Futures	25	June 2017	3,105,215	3,114,453	(9,238)

					$17,438

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	306	COP	927,201	3/03/17	$10,269
Bank of America, NA	USD	356	KRW	403,429	3/14/17	(403)
Bank of America, NA	KRW	403,429	USD	356	3/31/17	412
Citibank, NA	KRW	403,429	USD	344	3/14/17	(11,890)
Citibank, NA	EUR	519	USD	560	4/12/17	8,791
Goldman Sachs Bank USA	USD	343	IDR	4,616,062	3/14/17	2,504
Goldman Sachs Bank USA	CAD	2,027	USD	1,551	4/07/17	24,676
HSBC Bank USA	SGD	1,426	USD	1,000	3/14/17	(17,760)
HSBC Bank USA	BRL	2,582	USD	806	4/04/17	(17,293)
Royal Bank of Scotland PLC	COP	922,443	USD	322	3/03/17	6,790
Royal Bank of Scotland PLC	GBP	777	USD	970	3/09/17	5,001
Royal Bank of Scotland PLC	USD	1,042	CAD	1,363	4/07/17	(15,057)
Standard Chartered Bank	USD	358	TWD	10,980	3/10/17	(37)
Standard Chartered Bank	IDR	4,616,062	USD	346	3/14/17	632
Standard Chartered Bank	TWD	10,980	USD	358	3/31/17	(54)
Standard Chartered Bank	USD	346	IDR	4,616,062	3/31/17	(495)
State Street Bank & Trust Co.	USD	1,006	SGD	1,426	3/14/17	11,684
State Street Bank & Trust Co.	JPY	530,190	USD	4,733	3/24/17	8,975
State Street Bank & Trust Co.	USD	210	MXN	4,301	3/24/17	2,917
State Street Bank & Trust Co.	AUD	1,316	USD	991	4/06/17	(17,199)
UBS AG	TWD	10,980	USD	343	3/10/17	(14,819)

						$(12,356)

118	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

INTEREST RATE SWAPTIONS WRITTEN (see Note C)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put – OTC -1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	1.84%	5/16/17	$6,830	$5,874	$(6,142)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2017	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	1.31%	$2,955	$(222,364)	$(118,722)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.30	3,901	(70,074)	(44,657)

				$(292,438)	$(163,379)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	47,298	5/12/18	0.954%	6 Month NIBOR	$282
Morgan Stanley & Co., LLC/(CME Group)	MXN	17,510	12/12/18	4 Week TIIE	6.840%	(6,066)
Morgan Stanley & Co., LLC/(CME Group)		11,670	12/13/18	4 Week TIIE	6.845%	(4,011)
Morgan Stanley & Co., LLC/(CME Group)		10,470	12/17/18	4 Week TIIE	7.035%	(2,055)
Morgan Stanley & Co., LLC/(CME Group)	GBP	6,070	2/23/19	0.606%	6 Month LIBOR	(5,998)
Morgan Stanley & Co., LLC/(CME Group)	USD	5,600	2/27/19	3 Month LIBOR	1.544%	(2,900)
Morgan Stanley & Co., LLC/(CME Group)		2,388	5/18/20	3 Month LIBOR	1.663%	1,534
Morgan Stanley & Co., LLC/(CME Group)		1,977	8/11/20	3 Month LIBOR	1.712%	(6,550)
Morgan Stanley & Co., LLC/(CME Group)		1,194	4/27/21	3 Month LIBOR	1.341%	(23,364)
Morgan Stanley & Co., LLC/(CME Group)		2,160	8/31/21	1.256%	3 Month LIBOR	65,379
Morgan Stanley & Co., LLC/(CME Group)		804	1/14/24	2.980%	3 Month LIBOR	(44,295)

AB POOLING PORTFOLIOS •	119

AB Bond Inflation Protection Portfolio—Portfolio of Investments

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	USD	709	2/14/24	2.889%	3 Month LIBOR	$(33,946)
Morgan Stanley & Co., LLC/(CME Group)		1,003	4/28/24	2.817%	3 Month LIBOR	(51,302)
Morgan Stanley & Co., LLC/(CME Group)		1,451	7/02/24	2.632%	3 Month LIBOR	(46,920)
Morgan Stanley & Co., LLC/(CME Group)		727	7/10/24	2.674%	3 Month LIBOR	(25,408)
Morgan Stanley & Co., LLC/(CME Group)		696	4/21/25	1.991%	3 Month LIBOR	9,748
Morgan Stanley & Co., LLC/(CME Group)		410	6/09/25	2.488%	3 Month LIBOR	(8,541)
Morgan Stanley & Co., LLC/(CME Group)		745	8/04/25	2.293%	3 Month LIBOR	(1,924)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,460	7/28/26	3 Month BKBM	2.473%	(80,960)
Morgan Stanley & Co., LLC/(CME Group)	USD	920	10/04/26	1.487%	3 Month LIBOR	64,697
Morgan Stanley & Co., LLC/(CME Group)	MXN	4,320	12/02/26	7.762%	4 Week TIIE	554
Morgan Stanley & Co., LLC/(CME Group)		2,880	12/03/26	7.760%	4 Week TIIE	394
Morgan Stanley & Co., LLC/(CME Group)		2,630	12/07/26	7.830%	4 Week TIIE	(228)
Morgan Stanley & Co., LLC/(CME Group)	USD	340	12/21/26	3 Month LIBOR	2.497%	5,579
Morgan Stanley & Co., LLC/(CME Group)		565	11/10/35	2.631%	3 Month LIBOR	(8,903)
Morgan Stanley & Co., LLC/(CME Group)		898	2/21/42	2.813%	3 Month LIBOR	(34,886)
Morgan Stanley & Co., LLC/(CME Group)		654	3/06/42	2.804%	3 Month LIBOR	(31,506)
Morgan Stanley & Co., LLC/(CME Group)		172	8/06/45	2.692%	3 Month LIBOR	(2,839)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	46,740	9/06/18	1.143%	6 Month NIBOR	10,977
Morgan Stanley & Co., LLC/(LCH Group)	NZD	2,770	12/21/21	3 Month BKBM	3.059%	15,401
Morgan Stanley & Co., LLC/(LCH Group)	USD	450	11/07/26	1.675%	3 Month LIBOR	23,606
Morgan Stanley & Co., LLC/(LCH Group)		330	11/08/26	1.657%	3 Month LIBOR	17,867
Morgan Stanley & Co., LLC/(LCH Group)		330	11/09/26	1.672%	3 Month LIBOR	17,430

						$(189,154)

120	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.38%		$165	$(14,756)	$(4,672)	$(10,084)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.38		189	(16,902)	(5,549)	(11,353)

Sale Contracts
Bank of America, NA
Societe Generale SA, 3.75%, 3/01/17, 12/20/17*	3.00	0.40	EUR	229	6,594	(1,877)	8,471
Credit Suisse International
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.15		$351	2,378	(1,373)	3,751
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		520	(67,167)	(32,978)	(34,189)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		44	(5,570)	(5,905)	335
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		7	(904)	(874)	(30)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		145	(18,729)	(12,700)	(6,029)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	2.99		230	(11,610)	(4,791)	(6,819)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		14	(1,773)	(1,610)	(163)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		6	(775)	(631)	(144)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		7	(904)	(680)	(224)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86		4	(517)	(382)	(135)

AB POOLING PORTFOLIOS •	121

AB Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.86%	$42	$(5,425)	$(3,865)	$(1,560)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	2.99	300	(15,143)	(5,785)	(9,358)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	210	(27,125)	(17,803)	(9,322)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	155	(20,021)	(12,618)	(7,403)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.86	60	(7,750)	(4,236)	(3,514)

				$(206,099)	$(118,329)	$(87,770)

*	Termination date

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$6,902	7/15/20	1.527%	CPI	#	$166,271
Barclays Bank PLC	2,313	1/15/21	1.490%	CPI	#	57,676

						$223,947

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2017
HSBC Bank USA+	0.56%	—	$5,251,955
HSBC Bank USA	0.75%	4/13/17	18,519,501
JPMorgan Chase Bank+	0.59%	—	3,190,360
JPMorgan Chase Bank	0.59%	2/01/19	4,252,113
JPMorgan Chase Bank	0.72%	4/06/17	5,042,638

			$36,256,567

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2017

122	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days	Total
Governments – Treasuries	$8,442,315	$	– 0	–	$	– 0	–	$27,814,252	$36,256,567

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $12,273,630 or 12.5% of net assets.

(d)	Floating Rate Security. Stated interest/floor rate was in effect at February 28, 2017.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.30% of net assets as of February 28, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
H/2 Asset Funding NRE Series 2015-1A
2.429%, 6/24/49	6/19/15	$221,973	$220,419	0.22%
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/24/14	110,320	16,000	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1
3.628%, 11/25/25	9/28/15	60,025	60,038	0.06%

(g)	Non-income producing security.

(h)	Defaulted.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

AB POOLING PORTFOLIOS •	123

AB Bond Inflation Protection Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CDX-CMBX.NA	– North American Commercial Mortgage-Backed Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
FHLMC	– Federal Home Loan Mortgage Corporation
INTRCONX	– Inter-Continental Exchange
IRS	– Interest Rate Swaption
LCH	– London Clearing House
LIBOR	– London Interbank Offered Rates
NIBOR	– Norwegian Interbank Offered Rate
OSE	– Osaka Securities Exchange
REIT	– Real Estate Investment Trust
TIIE	– Banco de México Equilibrium Interbank Interest Rate
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

124	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 20.0%
Banks – 11.5%
Associated Banc-Corp.	41,220	$1,061,415
Comerica, Inc.	21,240	1,513,987
Fulton Financial Corp.	53,370	1,020,701
Huntington Bancshares, Inc./OH	118,400	1,674,176
Synovus Financial Corp.	25,750	1,087,165
Texas Capital Bancshares, Inc.(a)	12,440	1,109,026
Webster Financial Corp.	23,487	1,290,141
Zions Bancorporation	36,120	1,621,788

		10,378,399

Consumer Finance – 0.7%
OneMain Holdings, Inc.(a)	24,350	682,287

Insurance – 6.5%
American Financial Group, Inc./OH	14,880	1,399,613
First American Financial Corp.	23,660	924,396
Hanover Insurance Group, Inc. (The)	5,990	539,220
Reinsurance Group of America, Inc. – Class A	10,520	1,368,231
Selective Insurance Group, Inc.	14,700	651,210
Validus Holdings Ltd.	17,320	998,671

		5,881,341

Thrifts & Mortgage Finance – 1.3%
Essent Group Ltd.(a)	34,880	1,214,173

		18,156,200

Information Technology – 18.3%
Communications Equipment – 1.4%
Infinera Corp.(a)	54,920	595,882
NETGEAR, Inc.(a)	12,224	669,875

		1,265,757

Electronic Equipment, Instruments & Components – 6.1%
Anixter International, Inc.(a)	15,710	1,308,643
Avnet, Inc.	26,460	1,219,277
CDW Corp./DE	22,910	1,349,399
VeriFone Systems, Inc.(a)	40,300	833,001
Vishay Intertechnology, Inc.	49,250	780,612

		5,490,932

IT Services – 3.9%
Amdocs Ltd.	21,780	1,320,957
Booz Allen Hamilton Holding Corp.	35,640	1,274,843
Genpact Ltd.(a)	37,360	905,606

		3,501,406

AB POOLING PORTFOLIOS •	125

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.5%
Cypress Semiconductor Corp.	118,480	$1,572,230
Integrated Device Technology, Inc.(a)	28,010	669,719
Mellanox Technologies Ltd.(a)	12,100	585,640
Qorvo, Inc.(a)	19,620	1,296,882

		4,124,471

Software – 1.1%
Verint Systems, Inc.(a)	27,370	1,033,218

Technology Hardware, Storage & Peripherals – 1.3%
NCR Corp.(a)	23,730	1,140,701

		16,556,485

Industrials – 17.0%
Aerospace & Defense – 1.1%
Esterline Technologies Corp.(a)	11,440	1,017,016

Air Freight & Logistics – 1.0%
Atlas Air Worldwide Holdings, Inc.(a)	15,770	896,525

Airlines – 1.2%
SkyWest, Inc.	31,600	1,110,740

Commercial Services & Supplies – 0.7%
ABM Industries, Inc.	15,830	645,706

Construction & Engineering – 4.0%
AECOM(a)	34,664	1,260,036
Quanta Services, Inc.(a)	29,410	1,097,581
Tutor Perini Corp.(a)	41,250	1,256,063

		3,613,680

Electrical Equipment – 2.5%
EnerSys	13,180	1,011,301
Regal Beloit Corp.	16,620	1,237,359

		2,248,660

Machinery – 4.6%
ITT, Inc.	17,590	720,662
Oshkosh Corp.	18,410	1,249,855
SPX FLOW, Inc.(a)	31,630	1,075,420
Terex Corp.	35,250	1,101,210

		4,147,147

Road & Rail – 1.9%
Ryder System, Inc.	10,730	817,089
Werner Enterprises, Inc.	31,680	887,040

		1,704,129

		15,383,603

126	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.2%
Auto Components – 3.6%
Dana, Inc.	64,100	$1,210,849
Lear Corp.	6,170	876,078
Tenneco, Inc.(a)	17,980	1,156,294

		3,243,221

Diversified Consumer Services – 1.4%
Sotheby’s(a)	28,790	1,299,293

Hotels, Restaurants & Leisure – 2.3%
Bloomin’ Brands, Inc.	63,650	1,087,778
Brinker International, Inc.	22,999	971,478

		2,059,256

Household Durables – 2.1%
CalAtlantic Group, Inc.	31,530	1,113,955
PulteGroup, Inc.	34,360	757,638

		1,871,593

Media – 2.1%
Regal Entertainment Group – Class A	52,150	1,125,397
Scholastic Corp.	17,450	786,297

		1,911,694

Multiline Retail – 0.6%
Big Lots, Inc.	10,574	542,869

Specialty Retail – 3.6%
Burlington Stores, Inc.(a)	7,834	697,304
Caleres, Inc.	26,773	799,710
Children’s Place, Inc. (The)	6,787	687,523
Michaels Cos., Inc. (The)(a)	52,990	1,064,569

		3,249,106

Textiles, Apparel & Luxury Goods – 0.5%
Crocs, Inc.(a)	73,500	488,775

		14,665,807

Energy – 8.8%
Energy Equipment & Services – 3.4%
Helmerich & Payne, Inc.	12,970	886,759
Oil States International, Inc.(a)	31,760	1,168,768
RPC, Inc.	51,900	1,038,000

		3,093,527

Oil, Gas & Consumable Fuels – 5.4%
Gulfport Energy Corp.(a)	25,680	445,291
Oasis Petroleum, Inc.(a)	70,170	993,607
QEP Resources, Inc.(a)	71,920	989,619

AB POOLING PORTFOLIOS •	127

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SM Energy Co.	41,380	$1,020,017
Synergy Resources Corp.(a)	177,560	1,450,666

		4,899,200

		7,992,727

Health Care – 5.8%
Health Care Providers & Services – 3.6%
LifePoint Health, Inc.(a)	20,118	1,288,558
Molina Healthcare, Inc.(a)	19,690	955,162
WellCare Health Plans, Inc.(a)	6,960	982,752

		3,226,472

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	16,060	1,345,346

Pharmaceuticals – 0.7%
Horizon Pharma PLC(a)	41,600	667,680

		5,239,498

Materials – 4.0%
Chemicals – 2.6%
Huntsman Corp.	33,210	750,546
Ingevity Corp.(a)	11,983	646,723
Trinseo SA	14,400	995,760

		2,393,029

Containers & Packaging – 1.4%
Graphic Packaging Holding Co.	92,270	1,231,804

		3,624,833

Real Estate – 3.7%
Equity Real Estate Investment Trusts (REITs) – 3.7%
Education Realty Trust, Inc.	28,330	1,194,110
Empire State Realty Trust, Inc. – Class A	32,890	717,331
Gramercy Property Trust	50,322	1,407,003

		3,318,444

Utilities – 2.8%
Electric Utilities – 2.2%
PNM Resources, Inc.	30,430	1,104,609
Portland General Electric Co.	19,240	872,149

		1,976,758

Gas Utilities – 0.6%
Southwest Gas Holdings, Inc.	6,630	567,064

		2,543,822

Consumer Staples – 0.6%
Food Products – 0.6%
Ingredion, Inc.	4,375	528,894

Total Common Stocks (cost $68,214,139)		88,010,313

128	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(b)(c) (cost $2,565,150)	2,565,150	$2,565,150

Total Investments – 100.0% (cost $70,779,289)		90,575,463
Other assets less liabilities – 0.0%		24,590

Net Assets – 100.0%		$90,600,053

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	129

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Information Technology – 22.9%
Communications Equipment – 1.5%
Arista Networks, Inc.(a)	9,260	$1,101,848
Infinera Corp.(a)	22,366	242,671

		1,344,519

Electronic Equipment, Instruments & Components – 1.0%
Coherent, Inc.(a)	4,850	885,513

Internet Software & Services – 5.3%
2U, Inc.(a)	1,770	64,693
CoStar Group, Inc.(a)	5,858	1,190,228
GrubHub, Inc.(a)	25,160	882,110
LogMeIn, Inc.	11,980	1,099,165
Pandora Media, Inc.(a)	61,023	755,465
Trade Desk, Inc. (The) – Class A(a)	18,651	787,259

		4,778,920

IT Services – 1.2%
Vantiv, Inc. – Class A(a)	16,876	1,103,353

Semiconductors & Semiconductor Equipment – 2.5%
Microsemi Corp.(a)	19,800	1,026,036
ON Semiconductor Corp.(a)	83,179	1,258,498

		2,284,534

Software – 11.4%
8x8, Inc.(a)	60,440	912,644
Aspen Technology, Inc.(a)	19,009	1,105,183
CyberArk Software Ltd.(a)	20,240	1,023,739
Ellie Mae, Inc.(a)	9,590	916,420
Guidewire Software, Inc.(a)	16,025	875,606
HubSpot, Inc.(a)	13,200	785,400
Splunk, Inc.(a)	19,550	1,206,821
Take-Two Interactive Software, Inc.(a)	26,072	1,485,583
Tyler Technologies, Inc.(a)	6,950	1,053,968
Ultimate Software Group, Inc. (The)(a)	5,458	1,055,523

		10,420,887

		20,817,726

Industrials – 22.0%
Aerospace & Defense – 3.0%
Hexcel Corp.	27,597	1,517,283
TransDigm Group, Inc.	4,904	1,246,597

		2,763,880

130	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 1.3%
Expeditors International of Washington, Inc.	20,477	$1,154,493

Building Products – 3.1%
AO Smith Corp.	26,010	1,309,864
Lennox International, Inc.	9,470	1,558,951

		2,868,815

Commercial Services & Supplies – 1.9%
Advanced Disposal Services, Inc.(a)	18,601	406,990
Copart, Inc.(a)	21,740	1,285,703

		1,692,693

Construction & Engineering – 1.0%
Dycom Industries, Inc.(a)	10,850	891,653

Electrical Equipment – 1.0%
AMETEK, Inc.	16,088	868,269

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	11,837	1,222,762

Machinery – 7.0%
IDEX Corp.	15,919	1,467,573
Kennametal, Inc.	8,380	310,814
Lincoln Electric Holdings, Inc.	16,381	1,379,444
Middleby Corp. (The)(a)	11,170	1,549,391
Nordson Corp.	13,630	1,636,145

		6,343,367

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	15,034	1,114,621

Trading Companies & Distributors – 1.2%
Watsco, Inc.	7,610	1,128,335

		20,048,888

Consumer Discretionary – 20.6%
Diversified Consumer Services – 3.1%
Bright Horizons Family Solutions, Inc.(a)	19,571	1,352,552
Grand Canyon Education, Inc.(a)	23,256	1,427,453

		2,780,005

Hotels, Restaurants & Leisure – 8.2%
Buffalo Wild Wings, Inc.(a)	6,801	1,054,155
Dave & Buster’s Entertainment, Inc.(a)	21,725	1,242,453
Panera Bread Co. – Class A(a)	6,410	1,479,428
Planet Fitness, Inc.	61,957	1,332,695
Texas Roadhouse, Inc. – Class A	12,560	531,288
Vail Resorts, Inc.	10,160	1,840,789

		7,480,808

Household Durables – 0.2%
Tempur Sealy International, Inc.(a)	3,567	164,760

AB POOLING PORTFOLIOS •	131

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 1.0%
Expedia, Inc.	7,973	$949,106

Media – 1.4%
IMAX Corp.(a)	38,423	1,242,984

Multiline Retail – 1.3%
Ollie’s Bargain Outlet Holdings, Inc.(a)	36,978	1,159,260

Specialty Retail – 5.4%
Burlington Stores, Inc.(a)	15,370	1,368,084
Five Below, Inc.(a)	33,206	1,280,091
Lithia Motors, Inc. – Class A	11,454	1,095,804
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,382	1,198,170

		4,942,149

		18,719,072

Health Care – 17.8%
Biotechnology – 4.9%
Alder Biopharmaceuticals, Inc.(a)	15,845	362,058
Blueprint Medicines Corp.(a)	9,460	332,803
Clovis Oncology, Inc.(a)	7,620	440,512
DBV Technologies SA (Sponsored ADR)(a)	12,306	448,308
Loxo Oncology, Inc.(a)	2,811	124,921
Neurocrine Biosciences, Inc.(a)	12,590	555,974
Prothena Corp. PLC(a)	9,250	542,513
Sage Therapeutics, Inc.(a)	8,005	539,537
TESARO, Inc.(a)	3,482	655,904
Ultragenyx Pharmaceutical, Inc.(a)	5,740	488,359

		4,490,889

Health Care Equipment & Supplies – 7.4%
Align Technology, Inc.(a)	13,255	1,362,084
DENTSPLY SIRONA, Inc.	10,931	694,337
DexCom, Inc.(a)	14,492	1,132,695
Nevro Corp.(a)	13,442	1,290,297
Penumbra, Inc.(a)	14,880	1,142,784
Zeltiq Aesthetics, Inc.(a)	20,590	1,139,862

		6,762,059

Health Care Providers & Services – 2.6%
Envision Healthcare Corp.(a)	17,619	1,233,330
Premier, Inc. – Class A(a)	10,796	339,318
Teladoc, Inc.(a)	35,315	778,696

		2,351,344

Life Sciences Tools & Services – 1.0%
ICON PLC(a)	11,148	933,868

132	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.9%
Akorn, Inc.(a)	31,365	$652,706
GW Pharmaceuticals PLC (ADR)(a)	3,336	416,266
Medicines Co. (The)(a)	12,431	651,633

		1,720,605

		16,258,765

Financials – 8.2%
Banks – 4.5%
First Republic Bank/CA	13,285	1,246,532
Signature Bank/New York NY(a)	7,526	1,185,420
SVB Financial Group(a)	8,808	1,681,359

		4,113,311

Capital Markets – 3.7%
Affiliated Managers Group, Inc.	6,305	1,058,799
Lazard Ltd. – Class A	27,722	1,193,709
Stifel Financial Corp.(a)	20,059	1,082,384

		3,334,892

		7,448,203

Materials – 2.7%
Chemicals – 1.3%
PolyOne Corp.	35,915	1,209,617

Construction Materials – 1.4%
Martin Marietta Materials, Inc.	5,745	1,240,633

		2,450,250

Energy – 2.5%
Energy Equipment & Services – 0.9%
Oceaneering International, Inc.	3,220	91,190
Superior Energy Services, Inc.(a)	41,910	691,515

		782,705

Oil, Gas & Consumable Fuels – 1.6%
Parsley Energy, Inc. – Class A(a)	24,225	736,198
PDC Energy, Inc.(a)	10,900	736,731

		1,472,929

		2,255,634

Consumer Staples – 0.9%
Food Products – 0.9%
AdvancePierre Foods Holdings, Inc.	28,082	813,255

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
Vonage Holdings Corp.(a)	120,360	724,567

Total Common Stocks (cost $66,690,601)		89,536,360

AB POOLING PORTFOLIOS •	133

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(b)(c) (cost $2,106,856)	2,106,856	$2,106,856

Total Investments – 100.7% (cost $68,797,457)		91,643,216
Other assets less liabilities – (0.7)%		(642,199)

Net Assets – 100.0%		$91,001,017

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

134	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

AB MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 41.9%
Real Estate – 18.3%
Diversified Real Estate Activities – 1.6%
Ayala Land, Inc.	1,454,882	$1,021,923
City Developments Ltd.	177,200	1,196,111
DLF Ltd.	16,357	37,180
LendLease Group	128,210	1,495,866
Mitsubishi Estate Co., Ltd.	37,000	721,357
Mitsui Fudosan Co., Ltd.	150,000	3,394,031
Pakuwon Jati Tbk PT	3,731,500	164,519
Shenzhen Investment Ltd.	484,000	207,539
Sumitomo Realty & Development Co., Ltd.	79,000	2,180,220
Wharf Holdings Ltd. (The)	321,000	2,543,094

		12,961,840

Diversified REITs – 2.7%
Armada Hoffler Properties, Inc.	98,940	1,380,213
Empire State Realty Trust, Inc. – Class A	81,910	1,786,457
Fibra Uno Administracion SA de CV	423,339	612,942
Gecina SA(a)	7,190	914,784
GPT Group (The)	355,707	1,343,556
Gramercy Property Trust	62,637	1,751,330
Growthpoint Properties Ltd.(a)	754,565	1,521,689
H&R Real Estate Investment Trust	48,350	859,103
Hankyu Reit, Inc.(a)	299	412,307
Hispania Activos Inmobiliarios SOCIMI SA	63,750	828,327
Hulic Reit, Inc.(a)	578	956,431
ICADE	15,100	1,076,766
Kenedix Office Investment Corp. – Class A	160	951,360
KLCCP Stapled Group	71,200	125,005
Liberty Property Trust	39,310	1,550,386
Mapletree Greater China Commercial Trust(b)	299,000	210,081
Merlin Properties Socimi SA	127,139	1,440,703
Premier Investment Corp.(a)	591	678,069
Redefine Properties Ltd.	787,322	652,207
SA Corporate Real Estate Ltd.	627,608	268,411
Spirit Realty Capital, Inc.	106,720	1,172,853
Washington Real Estate Investment Trust	48,720	1,593,631

		22,086,611

Health Care REITs – 0.6%
HCP, Inc.	13,930	456,765
Healthcare Realty Trust, Inc.	53,490	1,709,540
Ventas, Inc.	44,140	2,871,307

		5,037,612

Hotel & Resort REITs – 0.5%
Apple Hospitality REIT, Inc.	67,400	1,323,736
DiamondRock Hospitality Co.	111,870	1,216,027

AB POOLING PORTFOLIOS •	135

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Park Hotels & Resorts, Inc.	31,810	$812,428
Summit Hotel Properties, Inc.	49,229	757,634

		4,109,825

Industrial REITs – 1.1%
Goodman Group	238,198	1,377,771
LaSalle Logiport REIT(a)	738	700,860
Macquarie Mexico Real Estate Management SA de CV(c)	126,858	131,079
Mapletree Logistics Trust	1,958,500	1,501,918
Monmouth Real Estate Investment Corp. – Class A	70,620	1,031,052
Prologis, Inc.	22,340	1,140,457
Pure Industrial Real Estate Trust	149,710	674,044
Rexford Industrial Realty, Inc.	66,390	1,525,642
Segro PLC	167,380	1,025,127

		9,107,950

Office REITs – 2.3%
Alexandria Real Estate Equities, Inc.	14,109	1,683,345
Allied Properties Real Estate Investment Trust	34,625	912,940
Axiare Patrimonio SOCIMI SA(a)	55,670	807,097
Boston Properties, Inc.	24,939	3,467,269
Brandywine Realty Trust	57,050	950,453
Columbia Property Trust, Inc.	70,250	1,622,073
Concentradora Hipotecaria SAPI de CV	791,370	897,659
Corporate Office Properties Trust	40,350	1,375,532
Derwent London PLC	39,450	1,380,823
Hudson Pacific Properties, Inc.	51,990	1,901,794
Investa Office Fund	241,110	863,234
MCUBS MidCity Investment Corp.(a)	179	541,757
Parkway, Inc.(c)	31,830	667,793
Workspace Group PLC	120,720	1,189,376

		18,261,145

Real Estate Development – 1.6%
AP Thailand PCL	364,400	74,547
Bumi Serpong Damai Tbk PT	1,186,000	162,247
Cheung Kong Property Holdings Ltd.	308,000	2,094,187
China Evergrande Group(a)	548,750	411,882
China Jinmao Holdings Group Ltd.	772,000	239,694
China Overseas Land & Investment Ltd.	1,330,650	4,092,351
China Resources Land Ltd.	442,966	1,208,538
China Vanke Co., Ltd. – Class H	217,600	546,198
CIFI Holdings Group Co., Ltd.	1,488,000	498,131
Ciputra Development Tbk PT	1,676,845	171,981
Country Garden Holdings Co., Ltd.	1,195,000	855,665
Guangzhou R&F Properties Co., Ltd. – Class H	149,600	206,553
IOI Properties Group Bhd	282,000	134,013

136	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kaisa Group Holdings Ltd.(a)(c)(d)(e)	1,057,000	$313,169
Longfor Properties Co., Ltd.	224,450	359,046
Mah Sing Group Bhd	246,275	82,092
Oberoi Realty Ltd.	3,322	16,112
Quality Houses PCL	1,046,383	78,541
Shimao Property Holdings Ltd.	193,500	277,734
Sino-Ocean Group Holding Ltd.	463,850	230,399
Summarecon Agung Tbk PT	1,641,900	168,249
Sunac China Holdings Ltd.	283,400	294,705
Supalai PCL	161,300	115,064
UEM Sunrise Bhd	249,300	63,975

		12,695,073

Real Estate Operating Companies – 1.8%
Ascendas India Trust	109,500	85,168
BR Malls Participacoes SA(c)	123,183	588,817
CA Immobilien Anlagen AG(c)	58,838	1,153,160
Central Pattana PCL	404,600	637,521
Entra ASA(b)	101,685	1,157,992
Fabege AB	72,580	1,222,691
Hongkong Land Holdings Ltd.	207,400	1,415,319
Iguatemi Empresa de Shopping Centers SA	12,800	127,736
Inmobiliaria Colonial SA	95,064	694,070
Kungsleden AB	28,384	162,821
LEG Immobilien AG(c)	14,010	1,153,763
Multiplan Empreendimentos Imobiliarios SA	17,350	357,082
Parque Arauco SA	266,130	669,157
SM Prime Holdings, Inc.	1,592,050	930,970
TLG Immobilien AG	21,030	405,523
UNITE Group PLC (The)	151,452	1,174,558
Vonovia SE	62,169	2,164,213

		14,100,561

Residential REITs – 1.8%
AvalonBay Communities, Inc.	20,792	3,821,154
Education Realty Trust, Inc.	43,294	1,824,842
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	312,809	268,382
Independence Realty Trust, Inc.	115,090	1,057,677
Japan Rental Housing Investments, Inc.	1,103	820,110
Kenedix Residential Investment Corp.(a)	243	681,504
Killam Apartment Real Estate Investment Trust	76,690	732,141
Mid-America Apartment Communities, Inc.	30,420	3,125,047
Sun Communities, Inc.	22,991	1,904,344

		14,235,201

Retail REITs – 3.2%
Brixmor Property Group, Inc.	89,690	2,093,365
Frontier Real Estate Investment Corp.	176	802,299
Fukuoka REIT Corp.	521	821,301

AB POOLING PORTFOLIOS •	137

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

GGP, Inc.	27,910	$693,843
Hyprop Investments Ltd.	68,776	657,743
IGB Real Estate Investment Trust	256,200	95,786
Klepierre	42,474	1,577,527
Link REIT	512,878	3,536,560
Lippo Malls Indonesia Retail Trust	308,300	85,798
Mercialys SA	62,670	1,131,895
National Retail Properties, Inc.	46,782	2,116,418
Ramco-Gershenson Properties Trust	72,044	1,128,209
Realty Income Corp.	38,570	2,363,569
Resilient REIT Ltd.	41,817	382,545
Scentre Group	370,026	1,236,591
Simon Property Group, Inc.	29,621	5,462,112
Urban Edge Properties	57,690	1,599,744

		25,785,305

Specialized REITs – 1.1%
Digital Realty Trust, Inc.	24,730	2,670,840
Equinix, Inc.	2,620	985,303
Extra Space Storage, Inc.	19,153	1,516,726
National Storage Affiliates Trust	93,850	2,273,047
Public Storage	4,800	1,091,808

		8,537,724

		146,918,847

Energy – 16.5%
Integrated Oil & Gas – 9.7%
BP PLC	1,719,830	9,697,544
Chevron Corp.	55,390	6,231,375
Eni SpA	461,670	7,122,288
Exxon Mobil Corp.	161,470	13,130,740
Galp Energia SGPS SA	119,380	1,757,153
LUKOIL PJSC (Sponsored ADR)(a)	55,900	2,956,005
PetroChina Co., Ltd. – Class H	3,890,000	2,954,766
Petroleo Brasileiro SA (Preference Shares)(c)	434,700	2,110,994
Royal Dutch Shell PLC – Class A	231,658	6,002,272
Royal Dutch Shell PLC – Class B	682,454	18,473,068
TOTAL SA	103,204	5,149,460
YPF SA (Sponsored ADR)	102,120	2,118,990

		77,704,655

Oil & Gas Drilling – 0.2%
Helmerich & Payne, Inc.	25,290	1,729,077

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA(b)(c)	181,410	1,048,832
Halliburton Co.	32,700	1,748,142
Petrofac Ltd.	163,120	1,806,899
Petroleum Geo-Services ASA(c)	302,370	848,684
RPC, Inc.(a)	34,340	686,800

		6,139,357

138	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Exploration & Production – 5.1%
Aker BP ASA	94,574	$1,663,262
Anadarko Petroleum Corp.	59,778	3,864,648
Canadian Natural Resources Ltd.	136,970	3,928,013
CNOOC Ltd.	1,804,000	2,134,116
Concho Resources, Inc.(c)	16,350	2,165,557
Devon Energy Corp.	69,610	3,018,290
EOG Resources, Inc.	85,627	8,304,963
Gran Tierra Energy, Inc.(c)	319,900	852,617
Hess Corp.	108,688	5,590,911
Inpex Corp.	127,200	1,264,774
Occidental Petroleum Corp.	73,965	4,848,406
SM Energy Co.	66,510	1,639,471
Southwestern Energy Co.(c)	229,280	1,721,893

		40,996,921

Oil & Gas Refining & Marketing – 0.8%
Cosan SA Industria e Comercio	79,400	1,014,965
HollyFrontier Corp.	29,160	853,805
JX Holdings, Inc.	553,700	2,639,553
Tupras Turkiye Petrol Rafinerileri AS	74,420	1,738,276

		6,246,599

		132,816,609

Materials – 5.9%
Construction Materials – 0.2%
Fletcher Building Ltd.	99,490	691,186
Grupo Cementos de Chihuahua SAB de CV	241,008	1,043,730

		1,734,916

Copper – 0.5%
Antofagasta PLC	168,860	1,696,866
First Quantum Minerals Ltd.	160,090	1,665,746
Lundin Mining Corp.(c)	137,940	829,800

		4,192,412

Diversified Chemicals – 0.2%
Arkema SA	17,596	1,705,754

Diversified Metals & Mining – 1.9%
Boliden AB	70,280	2,140,080
Glencore PLC(c)	1,272,420	5,072,582
Korea Zinc Co., Ltd.	4,740	1,743,159
MMC Norilsk Nickel PJSC (ADR)	158,820	2,536,183
Orocobre Ltd.(c)	144,920	341,673
Rio Tinto PLC	48,990	2,007,913
Syrah Resources Ltd.(a)(c)	357,730	799,213
Vedanta Resources PLC	73,670	785,395

		15,426,198

AB POOLING PORTFOLIOS •	139

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fertilizers & Agricultural Chemicals – 1.3%
Agrium, Inc. (Toronto)	6,585	$634,851
Monsanto Co.	38,404	4,371,527
Mosaic Co. (The)	16,690	520,561
Potash Corp. of Saskatchewan, Inc.	42,094	730,196
Syngenta AG (REG)	4,644	2,001,653
UPL Ltd.	161,870	1,734,980

		9,993,768

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	3,293	136,684

Gold – 0.8%
Agnico Eagle Mines Ltd.	67,371	2,832,910
Barrick Gold Corp.	155,520	2,889,562
Detour Gold Corp.(c)	66,400	827,875
Real Gold Mining Ltd.(c)(d)(e)	686,500	– 0	–

		6,550,347

Paper Products – 0.3%
Fibria Celulose SA (Sponsored ADR)(a)	98,200	839,610
Mondi PLC	18,436	429,700
Oji Holdings Corp.	41,000	196,384
Stora Enso Oyj – Class R	27,663	296,668
UPM-Kymmene Oyj	26,784	635,227

		2,397,589

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	33,830	801,487

Specialty Chemicals – 0.1%
Johnson Matthey PLC	22,905	870,973

Steel – 0.5%
APERAM SA	16,770	852,489
Fortescue Metals Group Ltd.	169,880	860,030
Novolipetsk Steel PJSC (GDR)(b)	62,870	1,204,948
Severstal PJSC (GDR)(b)	56,620	806,485

		3,723,952

		47,534,080

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.5%
Archer-Daniels-Midland Co.	67,774	3,183,345
Bunge Ltd.	7,001	573,032
Ingredion, Inc.	3,624	438,105

		4,194,482

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	13,650	853,944

		5,048,426

140	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares		U.S. $ Value

Transportation – 0.3%
Highways & Railtracks – 0.2%
Transurban Group		162,730	$1,376,187

Railroads – 0.1%
East Japan Railway Co.		9,200	832,305

			2,208,492

Media – 0.1%
Movies & Entertainment – 0.1%
Regal Entertainment Group – Class A		32,510	701,566

Diversified Financials – 0.1%
Mortgage REITs – 0.1%
Blackstone Mortgage Trust, Inc. – Class A		22,390	697,224

Consumer Durables & Apparel – 0.1%
Homebuilding – 0.1%
Corp. GEO SAB de CV Series B(a)(c)		1,085	135
Cyrela Brazil Realty SA Empreendimentos e Participacoes		60,520	251,807
Desarrolladora Homex SAB de CV(c)		130	6
MRV Engenharia e Participacoes SA		61,200	279,981
Urbi Desarrollos Urbanos SAB de CV(c)		52	12

			531,941

Total Common Stocks (cost $322,368,191)			336,457,185

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 30.1%
United States – 20.3%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)		$36,512	37,093,527
1.125%, 1/15/21 (TIPS)		32,450	34,306,394
1.375%, 7/15/18 (TIPS)		16,575	17,231,838
1.625%, 1/15/18 (TIPS)		44,317	45,547,519
2.125%, 1/15/19 (TIPS)		14,651	15,520,617
2.625%, 7/15/17 (TIPS)		12,588	12,864,135

			162,564,030

Japan – 9.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	8,396,479	78,998,431

Total Inflation-Linked Securities (cost $248,267,878)			241,562,461

AB POOLING PORTFOLIOS •	141

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 23.7%
Funds and Investment Trusts – 23.7%(f)
BB Progressivo II FII	11,814	$516,269
Global X MLP ETF	677,773	7,950,277
iShares Global Financials ETF	130,234	7,903,901
iShares MSCI Europe Financials ETF(a)	1,234,217	23,659,940
iShares MSCI Global Gold Miners ETF	364,491	6,903,460
iShares MSCI Global Metals & Mining Producers ETF(a)	765,182	21,830,643
Kinea Renda Imobiliaria FII	10,767	515,681
SPDR S&P Dividend ETF(a)	118,518	10,520,843
SPDR S&P Oil & Gas Exploration & Production ETF(a)	104,068	3,940,015
VanEck Vectors Oil Services ETF(a)	364,539	11,705,347
Vanguard Dividend Appreciation ETF	60,342	5,456,727
Vanguard Global ex-U.S. Real Estate ETF(a)	800,932	42,129,023
Vanguard Total World Stock ETF	738,706	47,661,311

Total Investment Companies (cost $186,428,905)		190,693,437

RIGHTS – 0.0%
Real Estate – 0.0%
Real Estate Development – 0.0%
IOI Properties Group Bhd, expiring 3/17/17(c) (cost $0)	70,500	11,591

SHORT-TERM INVESTMENTS – 4.7%
Investment Companies – 4.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(f)(g) (cost $37,533,511)	37,533,511	37,533,511

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $794,598,485)		806,258,185

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(f)(g) (cost $23,294,918)	23,294,918	23,294,918

Total Investments – 103.3% (cost $817,893,403)		829,553,103
Other assets less liabilities – (3.3)%		(26,189,812)

Net Assets – 100.0%		$803,363,291

142	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	140	March 2017	$7,830,399	$7,911,400	$81,001
Cattle Feeder Futures	30	April 2017	1,884,081	1,870,500	(13,581)
Copper Futures	191	May 2017	13,153,946	12,959,350	(194,596)
Corn Futures	275	May 2017	5,246,440	5,139,063	(107,377)
Cotton No. 2 Futures	35	December 2017	1,263,070	1,301,650	38,580
Gold 100 OZ Futures	151	April 2017	18,390,375	18,933,890	543,515
Lean Hogs Futures	56	April 2017	1,606,985	1,514,240	(92,745)
LME Nickel Futures	22	March 2017	1,312,138	1,443,750	131,612
LME Zinc Futures	57	March 2017	4,032,924	4,022,775	(10,149)
Natural Gas Futures	201	September 2017	5,945,506	6,146,580	201,074
Soybean Futures	106	May 2017	5,595,789	5,489,475	(106,314)
Sugar 11 (World) Futures	43	April 2017	975,862	926,117	(49,745)
TOPIX Index Futures	148	March 2017	20,352,411	20,208,465	(143,946)
WTI Crude Futures	146	November 2018	7,525,587	7,989,120	463,533
WTI Crude Futures	370	November 2019	20,288,987	20,076,200	(212,787)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	124	March 2017	16,553,084	16,616,850	(63,766)
Coffee Robusta Futures	49	May 2017	1,069,691	1,050,070	19,621
Coffee ‘C’ Futures	20	May 2017	1,093,044	1,069,500	23,544
Live Cattle Futures	40	April 2017	1,906,627	1,886,800	19,827
LME Nickel Futures	22	March 2017	1,357,694	1,443,750	(86,056)
NY Harbor ULSD Futures	114	April 2017	7,849,746	7,896,370	(46,624)
Palladium Futures	45	June 2017	3,468,024	3,472,650	(4,626)
S&P 500 E-Mini Futures	134	March 2017	15,156,291	15,830,760	(674,469)
Soybean Oil Futures	235	May 2017	4,849,704	4,784,130	65,574
U.S. T-Note 5 Yr (CBT) Futures	158	June 2017	18,572,189	18,597,093	(24,904)
Wheat (CBT) Futures	33	May 2017	763,440	732,188	31,252

					$(212,552)

AB POOLING PORTFOLIOS •	143

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group Ltd.	TWD	19,578	USD	638	3/16/17	$(470)
Australia & New Zealand Banking Group Ltd.	USD	21,751	TWD	667,970	3/16/17	16,019
Australia & New Zealand Banking Group Ltd.	TWD	667,970	USD	21,868	6/15/17	(16,479)
Australia & New Zealand Banking Group Ltd.	USD	641	TWD	19,578	6/15/17	483
Bank of America, NA	RUB	329,586	USD	5,397	3/16/17	(232,996)
Bank of America, NA	USD	15,441	EUR	14,328	3/16/17	(252,852)
Bank of America, NA	USD	2,389	HKD	18,508	3/16/17	(3,952)
Bank of America, NA	USD	2,771	RUB	168,503	3/16/17	106,868
Barclays Bank PLC	INR	903,482	USD	13,475	3/16/17	(41,526)
Barclays Bank PLC	USD	7,678	RUB	496,413	3/16/17	801,351
Barclays Bank PLC	USD	3,277	SGD	4,623	3/16/17	21,875
Barclays Bank PLC	CHF	9,809	USD	9,842	6/15/17	13,953
Barclays Bank PLC	CNY	132,302	USD	19,098	6/15/17	(14,794)
Barclays Bank PLC	USD	24,190	EUR	22,706	6/15/17	(16,857)
Barclays Bank PLC	USD	13,344	INR	903,482	6/15/17	48,476
BNP Paribas SA	CNY	138,380	USD	20,073	3/16/17	(66,224)
BNP Paribas SA	USD	19,527	GBP	15,678	3/16/17	(67,364)
BNP Paribas SA	USD	7,809	JPY	883,036	3/16/17	54,971
BNP Paribas SA	PEN	9,228	USD	2,800	6/15/17	4,675
BNP Paribas SA	USD	22,207	CAD	29,275	6/15/17	(143,939)
BNP Paribas SA	USD	19,899	CNY	138,380	6/15/17	92,168
BNP Paribas SA	USD	5,256	GBP	4,210	6/15/17	(18,308)
Citibank, NA	CAD	4,740	USD	3,539	3/16/17	(29,839)
Citibank, NA	CAD	4,918	USD	3,724	3/16/17	20,521
Citibank, NA	CHF	1,306	USD	1,289	3/16/17	(11,887)
Citibank, NA	EUR	32,882	USD	35,039	3/16/17	183,446
Citibank, NA	GBP	1,846	USD	2,328	3/16/17	36,361
Citibank, NA	PLN	9,957	USD	2,449	3/16/17	423
Citibank, NA	USD	2,298	GBP	1,846	3/16/17	(6,433)
Citibank, NA	USD	3,217	JPY	366,123	3/16/17	43,333
Citibank, NA	USD	7,993	NOK	67,577	3/16/17	68,540
Citibank, NA	USD	4,434	ZAR	61,761	3/16/17	262,637
Citibank, NA	USD	9,312	MXN	188,929	6/15/17	(45,064)
Credit Suisse International	CHF	5,601	USD	5,544	3/16/17	(37,541)
Credit Suisse International	JPY	8,072,948	USD	71,115	3/16/17	(779,589)
Credit Suisse International	NOK	83,444	USD	9,640	3/16/17	(314,130)
Credit Suisse International	NZD	14,110	USD	10,157	3/16/17	(1,742)
Credit Suisse International	USD	19,283	AUD	26,250	3/16/17	836,477
Credit Suisse International	USD	14,515	CAD	19,358	3/16/17	60,539
Credit Suisse International	USD	8,849	CLP	5,702,940	3/16/17	(85,386)
Credit Suisse International	USD	1,145	IDR	15,459,459	3/16/17	11,484
Credit Suisse International	USD	6,065	JPY	688,516	3/16/17	66,489
Credit Suisse International	USD	22,465	SEK	202,688	3/16/17	4,282
Credit Suisse International	USD	618	TWD	19,578	3/16/17	19,599
Credit Suisse International	CLP	5,702,940	USD	8,798	6/15/17	81,743
Credit Suisse International	HUF	5,847,073	USD	20,186	6/15/17	13,294
Credit Suisse International	KRW	14,936,117	USD	13,235	6/15/17	53,567
Credit Suisse International	NZD	17,631	USD	12,659	6/15/17	(2,317)
Credit Suisse International	USD	4,850	COP	14,298,030	6/15/17	(38,629)
Credit Suisse International	USD	6,483	NOK	54,180	6/15/17	(14,475)

144	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	10,153	SEK	91,186	6/15/17	$1,502
Credit Suisse International	USD	10,547	TRY	39,271	6/15/17	(59,997)
Credit Suisse International	ZAR	132,716	USD	10,019	6/15/17	86,001
Credit Suisse International	USD	20,247	PLN	82,450	6/16/17	4,802
Goldman Sachs Bank USA	CNY	33,474	USD	4,836	3/16/17	(35,660)
Goldman Sachs Bank USA	USD	2,035	MXN	41,213	3/16/17	12,378
Goldman Sachs Bank USA	TWD	630,552	USD	20,698	6/15/17	38,653
HSBC Bank USA	USD	3,723	BRL	11,923	4/04/17	79,841
JPMorgan Chase Bank, NA	AUD	5,900	USD	4,458	3/16/17	(64,250)
JPMorgan Chase Bank, NA	CAD	25,433	USD	19,417	3/16/17	267,018
JPMorgan Chase Bank, NA	CNY	43,010	USD	6,157	3/16/17	(102,742)
JPMorgan Chase Bank, NA	HUF	1,578,940	USD	5,423	3/16/17	(6,901)
JPMorgan Chase Bank, NA	JPY	1,087,485	USD	9,572	3/16/17	(112,605)
JPMorgan Chase Bank, NA	MXN	201,169	USD	9,686	3/16/17	(305,448)
JPMorgan Chase Bank, NA	NOK	88,322	USD	10,580	3/16/17	43,619
JPMorgan Chase Bank, NA	SEK	97,296	USD	11,011	3/16/17	224,513
JPMorgan Chase Bank, NA	TRY	13,174	USD	3,745	3/16/17	140,026
JPMorgan Chase Bank, NA	USD	9,672	CHF	9,917	3/16/17	209,384
JPMorgan Chase Bank, NA	USD	164	COP	501,081	3/16/17	6,509
JPMorgan Chase Bank, NA	USD	11,817	MXN	247,631	3/16/17	481,997
JPMorgan Chase Bank, NA	USD	5,231	TRY	20,383	3/16/17	346,659
Morgan Stanley & Co., Inc.	AUD	31,927	USD	24,489	3/16/17	18,555
Morgan Stanley & Co., Inc.	BRL	8,641	USD	2,778	3/16/17	10,454
Morgan Stanley & Co., Inc.	CAD	9,330	USD	7,129	3/16/17	104,223
Morgan Stanley & Co., Inc.	COP	3,763,153	USD	1,290	3/16/17	7,512
Morgan Stanley & Co., Inc.	EUR	1,803	USD	1,920	3/16/17	8,439
Morgan Stanley & Co., Inc.	RUB	52,793	USD	909	3/16/17	7,378
Morgan Stanley & Co., Inc.	USD	7,508	PEN	24,462	3/16/17	(25,970)
Morgan Stanley & Co., Inc.	USD	2,965	RUB	172,156	3/16/17	(24,058)
Morgan Stanley & Co., Inc.	USD	2,780	BRL	8,641	4/04/17	(23,761)
Morgan Stanley & Co., Inc.	AUD	35,581	USD	27,239	6/15/17	19,284
Morgan Stanley & Co., Inc.	PEN	24,462	USD	7,431	6/15/17	21,411
Morgan Stanley & Co., Inc.	RUB	172,156	USD	2,906	6/15/17	16,678
Morgan Stanley & Co., Inc.	RUB	26,073	USD	437	6/15/17	(517)
Morgan Stanley & Co., Inc.	USD	1,271	COP	3,763,153	6/15/17	(4,777)
Morgan Stanley & Co., Inc.	USD	5,160	IDR	69,562,582	6/15/17	(10,598)
Morgan Stanley & Co., Inc.	USD	891	RUB	52,793	6/15/17	(5,114)
Nomura Global Financial Products, Inc.	GBP	3,872	USD	4,828	3/16/17	22,071
Nomura Global Financial Products, Inc.	JPY	1,483,243	USD	13,228	3/16/17	18,912
Nomura Global Financial Products, Inc.	PHP	661,644	USD	13,238	3/16/17	87,199
Nomura Global Financial Products, Inc.	USD	9,764	CNY	68,760	3/16/17	242,525
Nomura Global Financial Products, Inc.	USD	26,757	INR	1,828,351	3/16/17	595,853
Nomura Global Financial Products, Inc.	USD	14,511	INR	977,723	6/15/17	(17,728)
Nomura Global Financial Products, Inc.	USD	34,692	PHP	1,758,367	6/15/17	(62,210)
Royal Bank of Scotland PLC	COP	22,540,915	USD	7,606	3/16/17	(76,255)
Royal Bank of Scotland PLC	GBP	14,699	USD	18,592	3/16/17	347,030
Royal Bank of Scotland PLC	INR	671,321	USD	9,800	3/16/17	(242,794)
Royal Bank of Scotland PLC	PEN	7,408	USD	2,227	3/16/17	(38,623)

AB POOLING PORTFOLIOS •	145

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	RUB	612,123	USD	9,747	3/16/17	$(708,852)
Royal Bank of Scotland PLC	USD	4,566	CLP	2,956,417	3/16/17	(23,011)
Royal Bank of Scotland PLC	USD	7,838	CZK	197,566	3/16/17	(87,064)
Royal Bank of Scotland PLC	USD	8,372	NZD	11,578	3/16/17	(35,872)
Royal Bank of Scotland PLC	BRL	9,847	USD	3,074	4/04/17	(66,659)
Royal Bank of Scotland PLC	CLP	8,721,408	USD	13,368	6/15/17	37,973
Standard Chartered Bank	IDR	92,195,203	USD	6,888	3/16/17	(9,812)
Standard Chartered Bank	USD	843	IDR	11,306,440	3/16/17	3,406
Standard Chartered Bank	USD	134	KRW	155,631	3/16/17	3,603
Standard Chartered Bank	USD	6,809	IDR	92,195,203	6/15/17	16,764
State Street Bank & Trust Co.	BRL	1,530	USD	462	3/02/17	(30,265)
State Street Bank & Trust Co.	USD	460	BRL	1,530	3/02/17	31,791
State Street Bank & Trust Co.	AUD	11,108	USD	8,246	3/16/17	(267,603)
State Street Bank & Trust Co.	CHF	29,422	USD	28,931	3/16/17	(386,672)
State Street Bank & Trust Co.	CLP	8,659,357	USD	12,738	3/16/17	(568,181)
State Street Bank & Trust Co.	CZK	197,566	USD	7,678	3/16/17	(73,657)
State Street Bank & Trust Co.	EUR	10,124	USD	10,615	3/16/17	(116,948)
State Street Bank & Trust Co.	GBP	16,267	USD	20,348	3/16/17	156,637
State Street Bank & Trust Co.	HUF	3,921,322	USD	13,166	3/16/17	(319,571)
State Street Bank & Trust Co.	IDR	116,181,171	USD	8,508	3/16/17	(183,993)
State Street Bank & Trust Co.	INR	614,851	USD	8,982	3/16/17	(215,814)
State Street Bank & Trust Co.	KRW	15,696,188	USD	13,088	3/16/17	(753,004)
State Street Bank & Trust Co.	MXN	52,394	USD	2,505	3/16/17	(96,973)
State Street Bank & Trust Co.	NOK	26,527	USD	3,044	3/16/17	(120,697)
State Street Bank & Trust Co.	NZD	186	USD	133	3/16/17	(1,144)
State Street Bank & Trust Co.	PEN	23,232	USD	6,740	3/16/17	(366,317)
State Street Bank & Trust Co.	PHP	730,653	USD	14,411	3/16/17	(111,311)

146	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	RUB	175,333	USD	2,823	3/16/17	$(171,569)
State Street Bank & Trust Co.	SEK	108,324	USD	11,641	3/16/17	(367,737)
State Street Bank & Trust Co.	THB	663,477	USD	18,415	3/16/17	(589,896)
State Street Bank & Trust Co.	TWD	667,970	USD	20,709	3/16/17	(1,057,496)
State Street Bank & Trust Co.	USD	23,598	AUD	31,927	3/16/17	872,435
State Street Bank & Trust Co.	USD	2,502	BRL	8,641	3/16/17	265,903
State Street Bank & Trust Co.	USD	19,008	CAD	25,433	3/16/17	142,051
State Street Bank & Trust Co.	USD	1,954	CHF	1,992	3/16/17	30,591
State Street Bank & Trust Co.	USD	20,717	CNY	146,104	3/16/17	546,194
State Street Bank & Trust Co.	USD	8,465	COP	25,802,987	3/16/17	329,009
State Street Bank & Trust Co.	USD	7,817	GBP	6,209	3/16/17	(110,040)
State Street Bank & Trust Co.	USD	1,133	HKD	8,780	3/16/17	(1,541)
State Street Bank & Trust Co.	USD	13,404	IDR	181,610,475	3/16/17	183,561
State Street Bank & Trust Co.	USD	5,274	INR	361,303	3/16/17	130,671
State Street Bank & Trust Co.	USD	12,025	JPY	1,397,567	3/16/17	421,592
State Street Bank & Trust Co.	USD	9,102	MXN	187,656	3/16/17	218,319
State Street Bank & Trust Co.	USD	20,894	NOK	180,826	3/16/17	677,790
State Street Bank & Trust Co.	USD	1,754	NZD	2,532	3/16/17	68,542
State Street Bank & Trust Co.	USD	1,800	PEN	6,178	3/16/17	89,580
State Street Bank & Trust Co.	USD	35,095	PHP	1,772,673	3/16/17	138,536
State Street Bank & Trust Co.	USD	20,743	PLN	87,823	3/16/17	852,835
State Street Bank & Trust Co.	USD	5,283	RUB	332,763	3/16/17	401,330
State Street Bank & Trust Co.	USD	206	SGD	294	3/16/17	3,337
State Street Bank & Trust Co.	USD	18,704	THB	663,477	3/16/17	300,383
State Street Bank & Trust Co.	USD	8,394	TRY	30,104	3/16/17	(155,740)
State Street Bank & Trust Co.	ZAR	143,296	USD	10,005	3/16/17	(892,832)
State Street Bank & Trust Co.	EUR	5,958	USD	6,393	6/15/17	49,519

AB POOLING PORTFOLIOS •	147

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	THB	319,151	USD	9,094	6/15/17	$(41,813)
State Street Bank & Trust Co.	THB	41,303	USD	1,183	6/15/17	995
State Street Bank & Trust Co.	USD	1,588	EUR	1,489	6/15/17	(3,037)
State Street Bank & Trust Co.	USD	1,648	THB	57,820	6/15/17	7,575
UBS AG	EUR	4,282	USD	4,534	3/16/17	(4,575)
UBS AG	KRW	155,631	USD	136	3/16/17	(809)
UBS AG	PHP	380,376	USD	7,544	3/16/17	(16,284)
UBS AG	USD	10,839	EUR	10,124	3/16/17	(107,208)
UBS AG	USD	13,759	KRW	15,696,188	3/16/17	81,590
UBS AG	KRW	15,696,188	USD	13,780	6/15/17	(72,896)
UBS AG	USD	137	KRW	155,631	6/15/17	723
UBS AG	USD	7,480	PHP	380,376	6/15/17	10,894

						$868,435

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$95,400	10/16/20	1.780%	CPI	#	$978,280
Deutsche Bank AG	49,075	7/30/25	2.278%	CPI	#	(61,071)
Deutsche Bank AG	111,900	8/09/26	1.955%	CPI	#	1,965,406
Goldman Sachs International	114,800	8/12/26	1.924%	CPI	#	2,169,826
JPMorgan Chase Bank, NA	209,400	7/26/26	1.933%	CPI	#	3,861,154

						$8,913,595

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	215,952	0.12%	$40,114	6/15/17	$15,230
Bloomberg Petroleum Subindex 3 Month Forward	52,888	0.11%	19,761	6/15/17	176,853
Bloomberg Precious Metals Subindex 3 Month Forward	171,110	0.11%	30,817	6/15/17	576,859
Bloomberg Softs Subindex 3 Month Forward	43,534	0.17%	4,256	6/15/17	(40)

148	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Bloomberg Softs Subindex 3 Month Forward	193,118	0.17%	$20,100	6/15/17	$(926,795)
J.P. Morgan F3R Congestion Index	88,567	0.15%	18,146	3/15/17	90,498
J.P. Morgan F3R Congestion Index	220,890	0.15%	44,939	12/15/17	533,788
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	636,721	0.15%	44,381	6/15/17	(453,433)
Bloomberg Livestock Subindex 3 Month Forward	87,706	0.16%	12,100	6/15/17	39,024
Bloomberg Livestock Subindex 3 Month Forward	11,130	0.16%	1,530	6/15/17	– 0	–

					$51,984

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $4,428,338 or 0.6% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

AB POOLING PORTFOLIOS •	149

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR	– American Depositary Receipt
CBT	– Chicago Board of Trade
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
LME	– London Metal Exchange
MSCI	– Morgan Stanley Capital International
PJSC	– Public Joint Stock Company
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depository Receipt
TIPS	– Treasury Inflation Protected Security
TOPIX	– Tokyo Price Index
ULSD	– Ultra-Low Sulfur Diesel
WTI	– West Texas Intermediate

See notes to consolidated financial statements.

150	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

AB VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.2%
Financials – 9.7%
Banks – 5.1%
ABN AMRO Group NV (GDR)(a)	2,615	$59,917
Aozora Bank Ltd.	10,000	37,507
Australia & New Zealand Banking Group Ltd.	27,142	642,401
Banco Bilbao Vizcaya Argentaria SA	60,996	397,387
Banco de Sabadell SA	48,206	70,762
Banco Espirito Santo SA (REG)(b)(c)(d)	54,936	– 0	–
Banco Popular Espanol SA(b)	27,868	24,630
Banco Santander SA	135,375	736,247
Bank Hapoalim BM	9,810	60,470
Bank Leumi Le-Israel BM(b)	13,315	58,379
Bank of America Corp.	78,052	1,926,323
Bank of East Asia Ltd. (The)(e)	11,000	45,445
Bank of Ireland(b)	249,302	59,098
Bank of Kyoto Ltd. (The)	2,000	16,293
Bank of Queensland Ltd.	3,141	28,505
Bankia SA(e)	38,469	37,922
Bankinter SA	5,629	43,370
Barclays PLC	155,612	437,376
BB&T Corp.	6,200	298,964
Bendigo & Adelaide Bank Ltd.(e)	3,814	35,700
BNP Paribas SA	9,836	575,508
BOC Hong Kong Holdings Ltd.	34,000	134,314
CaixaBank SA(b)	30,558	106,488
Chiba Bank Ltd. (The)	6,000	41,946
Chugoku Bank Ltd. (The)	1,000	15,966
Citigroup, Inc.	22,299	1,333,703
Citizens Financial Group, Inc.	3,983	148,845
Comerica, Inc.	1,300	92,664
Commerzbank AG	9,647	73,539
Commonwealth Bank of Australia	15,903	1,002,823
Concordia Financial Group Ltd.	9,843	52,407
Credit Agricole SA	10,419	126,031
Danske Bank A/S	6,399	213,286
DBS Group Holdings Ltd.	16,000	213,681
DNB ASA	9,189	150,659
Erste Group Bank AG	2,769	80,534
Fifth Third Bancorp	5,800	159,152
Fukuoka Financial Group, Inc.	7,000	32,669
Hachijuni Bank Ltd. (The)	3,000	18,942
Hang Seng Bank Ltd.	7,100	145,494
Hiroshima Bank Ltd. (The)	4,000	18,900
HSBC Holdings PLC	184,440	1,481,437
Huntington Bancshares, Inc./OH	6,050	85,547
ING Groep NV	36,047	496,605

AB POOLING PORTFOLIOS •	151

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intesa Sanpaolo SpA	117,640	$273,912
Intesa Sanpaolo SpA – RSP	7,786	17,307
Japan Post Bank Co., Ltd.	3,793	47,525
JPMorgan Chase & Co.	27,800	2,519,236
KBC Group NV	2,357	144,244
KeyCorp	6,400	120,128
Kyushu Financial Group, Inc.	2,902	19,860
Lloyds Banking Group PLC	591,187	503,994
M&T Bank Corp.	1,200	200,364
Mebuki Financial Group, Inc.	8,700	38,313
Mediobanca SpA	4,727	37,886
Mitsubishi UFJ Financial Group, Inc.	118,200	781,984
Mizrahi Tefahot Bank Ltd.	1,162	19,399
Mizuho Financial Group, Inc.(e)	223,600	417,266
National Australia Bank Ltd.	24,635	604,248
Natixis SA	7,836	42,782
Nordea Bank AB	28,163	329,280
Oversea-Chinese Banking Corp., Ltd.	29,000	195,585
People’s United Financial, Inc.	2,350	45,120
PNC Financial Services Group, Inc. (The)	3,800	483,474
Raiffeisen Bank International AG(b)	978	21,690
Regions Financial Corp.	9,600	146,592
Resona Holdings, Inc.	20,400	113,930
Royal Bank of Scotland Group PLC(b)	31,606	93,022
Seven Bank Ltd.(e)	5,523	17,155
Shinsei Bank Ltd.	16,000	29,191
Shizuoka Bank Ltd. (The)	4,000	35,127
Skandinaviska Enskilda Banken AB – Class A	13,766	157,296
Societe Generale SA	7,195	319,800
Standard Chartered PLC(b)	30,441	272,861
Sumitomo Mitsui Financial Group, Inc.	12,500	486,965
Sumitomo Mitsui Trust Holdings, Inc.	3,000	107,656
SunTrust Banks, Inc.	3,800	226,062
Suruga Bank Ltd.	2,152	47,736
Svenska Handelsbanken AB – Class A	13,946	193,635
Swedbank AB – Class A	8,424	207,563
UniCredit SpA(e)	17,377	233,081
United Overseas Bank Ltd.	12,000	183,870
US Bancorp	12,300	676,500
Wells Fargo & Co.	35,100	2,031,588
Westpac Banking Corp.	31,026	801,266
Yamaguchi Financial Group, Inc.	1,000	11,539
Zions Bancorporation	1,550	69,595

		25,143,463

Capital Markets – 1.4%
3i Group PLC	8,814	75,313
Aberdeen Asset Management PLC	7,703	26,454

152	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Affiliated Managers Group, Inc.	437	$73,385
Ameriprise Financial, Inc.	1,250	164,375
ASX Ltd.	1,766	69,299
Bank of New York Mellon Corp. (The)	8,150	384,191
BlackRock, Inc. – Class A	990	383,585
CBOE Holdings, Inc.	716	55,884
Charles Schwab Corp. (The)	9,100	367,731
CME Group, Inc. – Class A	2,550	309,723
Credit Suisse Group AG (REG)(b)	18,409	277,738
Daiwa Securities Group, Inc.	15,000	95,090
Deutsche Bank AG (REG)(b)	12,812	252,443
Deutsche Boerse AG	1,612	136,823
E*TRADE Financial Corp.(b)	2,100	72,471
Franklin Resources, Inc.	2,800	120,512
Goldman Sachs Group, Inc. (The)	2,950	731,777
Hargreaves Lansdown PLC	2,435	40,310
Hong Kong Exchanges & Clearing Ltd.(e)	10,700	265,611
Intercontinental Exchange, Inc.	4,725	269,939
Invesco Ltd.	3,150	101,398
Investec PLC	6,086	43,644
Japan Exchange Group, Inc.	4,769	65,890
Julius Baer Group Ltd.(b)	2,145	104,907
London Stock Exchange Group PLC	2,980	113,812
Macquarie Group Ltd.	2,857	189,451
Moody’s Corp.	1,300	144,781
Morgan Stanley	11,450	522,921
Nasdaq, Inc.	850	60,444
Nomura Holdings, Inc.	33,600	217,144
Northern Trust Corp.	1,600	139,760
Partners Group Holding AG	169	88,406
S&P Global, Inc.	2,000	258,940
SBI Holdings, Inc./Japan	1,978	27,674
Schroders PLC	1,265	48,204
Singapore Exchange Ltd.	7,000	37,430
State Street Corp.	3,000	239,130
T. Rowe Price Group, Inc.	1,900	135,299
UBS Group AG	33,975	523,753

		7,235,642

Consumer Finance – 0.3%
Acom Co., Ltd.(b)	3,700	15,470
AEON Financial Service Co., Ltd.	1,000	19,352
American Express Co.	6,150	492,369
Capital One Financial Corp.	3,885	364,646
Credit Saison Co., Ltd.	1,400	26,596
Discover Financial Services	3,100	220,534
Navient Corp.	2,500	38,525

AB POOLING PORTFOLIOS •	153

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Provident Financial PLC	1,353	$48,993
Synchrony Financial	6,306	228,530

		1,455,015

Diversified Financial Services – 0.7%
AMP Ltd.	26,804	100,190
Berkshire Hathaway, Inc. – Class B(b)	14,235	2,440,164
Challenger Ltd./Australia	4,764	41,740
Eurazeo SA	418	25,813
EXOR NV	1,060	50,202
First Pacific Co., Ltd./Hong Kong	17,800	13,035
Groupe Bruxelles Lambert SA	791	67,029
Industrivarden AB – Class C	1,642	32,462
Investor AB – Class B	4,269	169,054
Kinnevik AB	2,174	58,687
L E Lundbergforetagen AB – Class B	353	22,867
Leucadia National Corp.	2,500	66,550
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	22,944
ORIX Corp.	12,280	191,078
Pargesa Holding SA	366	24,126
Wendel SA	287	31,763

		3,357,704

Insurance – 2.2%
Admiral Group PLC	1,937	43,933
Aegon NV	16,539	87,756
Aflac, Inc.	3,150	227,903
Ageas	1,826	69,419
AIA Group Ltd.	111,700	705,044
Allianz SE (REG)	4,238	738,121
Allstate Corp. (The)	2,850	234,156
American International Group, Inc.	7,872	503,178
Aon PLC	2,000	231,300
Arthur J Gallagher & Co.	1,335	76,028
Assicurazioni Generali SpA	10,582	151,362
Assurant, Inc.	450	44,550
Aviva PLC	37,627	232,267
AXA SA	18,089	427,226
Baloise Holding AG (REG)	461	59,998
Chubb Ltd.	3,519	486,220
Cincinnati Financial Corp.	1,100	80,256
CNP Assurances	1,718	31,836
Dai-ichi Life Holdings, Inc.	10,074	189,429
Direct Line Insurance Group PLC	12,461	53,110
Gjensidige Forsikring ASA	1,955	30,567
Hannover Rueck SE (REG)	598	67,464
Hartford Financial Services Group, Inc. (The)	2,950	144,226
Insurance Australia Group Ltd.	22,034	101,299
Japan Post Holdings Co., Ltd.	4,162	53,384

154	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Legal & General Group PLC	53,912	$166,179
Lincoln National Corp.	1,800	126,288
Loews Corp.	2,000	93,960
Mapfre SA	9,000	27,810
Marsh & McLennan Cos., Inc.	3,950	290,246
Medibank Pvt Ltd.	22,997	49,683
MetLife, Inc.	8,350	437,874
MS&AD Insurance Group Holdings, Inc.	4,700	159,174
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,511	285,423
NN Group NV	3,028	94,227
Old Mutual PLC	44,666	120,904
Poste Italiane SpA(a)	4,362	28,019
Principal Financial Group, Inc.	2,000	125,080
Progressive Corp. (The)	4,400	172,392
Prudential Financial, Inc.	3,350	370,309
Prudential PLC	23,931	478,262
QBE Insurance Group Ltd.	12,427	117,220
RSA Insurance Group PLC	9,217	68,554
Sampo Oyj – Class A	4,165	189,594
SCOR SE	1,521	54,986
Sompo Holdings, Inc.	3,066	114,613
Sony Financial Holdings, Inc.	1,613	28,342
St James’s Place PLC	4,765	62,440
Standard Life PLC	17,853	81,823
Suncorp Group Ltd.	11,660	118,464
Swiss Life Holding AG(b)	311	97,834
Swiss Re AG	3,005	268,784
T&D Holdings, Inc.	5,350	82,046
Tokio Marine Holdings, Inc.	6,311	276,567
Torchmark Corp.	825	63,962
Travelers Cos., Inc. (The)	2,250	275,040
Tryg A/S	967	17,967
UnipolSai SpA	9,451	20,056
Unum Group	1,800	87,894
Willis Towers Watson PLC	1,076	138,191
XL Group Ltd.	2,150	87,054
Zurich Insurance Group AG	1,405	387,742

		10,735,035

		47,926,859

Information Technology – 8.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	38,190	1,305,334
F5 Networks, Inc.(b)	490	70,202
Harris Corp.	940	103,306
Juniper Networks, Inc.	2,680	75,040
Motorola Solutions, Inc.	1,190	93,974

AB POOLING PORTFOLIOS •	155

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nokia Oyj	53,703	$274,957
Telefonaktiebolaget LM Ericsson – Class B	27,580	178,949

		2,101,762

Electronic Equipment, Instruments & Components – 0.5%
Alps Electric Co., Ltd.	1,806	53,612
Amphenol Corp. – Class A	2,320	160,567
Corning, Inc.	8,130	224,469
FLIR Systems, Inc.	1,010	37,077
Hamamatsu Photonics KK	1,300	38,294
Hexagon AB – Class B	2,462	99,267
Hirose Electric Co., Ltd.	300	40,253
Hitachi High-Technologies Corp.	700	29,158
Hitachi Ltd.(e)	44,000	242,212
Ingenico Group SA	571	51,250
Keyence Corp.	1,000	386,682
Kyocera Corp.	3,000	164,944
Murata Manufacturing Co., Ltd.	1,800	258,544
Nippon Electric Glass Co., Ltd.	3,000	18,637
Omron Corp.	1,800	77,285
Shimadzu Corp.	2,000	32,584
TDK Corp.	1,200	81,576
TE Connectivity Ltd.	2,700	201,069
Yaskawa Electric Corp.	2,000	37,454
Yokogawa Electric Corp.	2,100	32,698

		2,267,632

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(b)	1,310	82,006
Alphabet, Inc. – Class A(b)	2,269	1,917,146
Alphabet, Inc. – Class C(b)	2,273	1,871,156
DeNA Co., Ltd.	979	22,040
eBay, Inc.(b)	8,030	272,217
Facebook, Inc. – Class A(b)	17,572	2,381,709
Kakaku.com, Inc.	1,315	19,006
Mixi, Inc.	510	22,136
United Internet AG	1,142	47,008
VeriSign, Inc.(b)	740	61,028
Yahoo Japan Corp.	13,201	61,287
Yahoo!, Inc.(b)	6,600	301,356

		7,058,095

IT Services – 1.3%
Accenture PLC – Class A	4,770	584,325
Alliance Data Systems Corp.	460	111,771
Amadeus IT Group SA – Class A	4,084	189,664
Atos SE	848	100,314
Automatic Data Processing, Inc.	3,450	354,039

156	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Capgemini SA	1,534	$131,390
Cognizant Technology Solutions Corp. – Class A(b)	4,570	270,864
Computershare Ltd.	3,893	40,306
CSRA, Inc.	1,030	30,715
Fidelity National Information Services, Inc.	2,090	171,944
Fiserv, Inc.(b)	1,700	196,180
Fujitsu Ltd.	17,000	98,733
Global Payments, Inc.	1,140	90,847
International Business Machines Corp.	6,719	1,208,210
Mastercard, Inc. – Class A	7,400	817,404
Nomura Research Institute Ltd.	1,200	41,460
NTT Data Corp.	1,171	55,280
Obic Co., Ltd.	600	27,948
Otsuka Corp.	500	25,431
Paychex, Inc.	2,420	148,636
PayPal Holdings, Inc.(b)	8,380	351,960
Teradata Corp.(b)	970	30,167
Total System Services, Inc.	1,280	69,734
Visa, Inc. – Class A	14,480	1,273,371
Western Union Co. (The) – Class W(e)	3,720	73,061
Worldpay Group PLC(a)	16,689	56,192

		6,549,946

Semiconductors & Semiconductor Equipment – 1.3%
Analog Devices, Inc.	2,300	188,439
Applied Materials, Inc.	8,250	298,815
ASM Pacific Technology Ltd.	2,200	27,367
ASML Holding NV	3,440	418,168
Broadcom Ltd.	2,821	595,034
Infineon Technologies AG	10,556	187,641
Intel Corp.	35,850	1,297,770
KLA-Tencor Corp.	1,200	108,144
Lam Research Corp.	1,188	140,826
Linear Technology Corp.	1,800	116,244
Microchip Technology, Inc.	1,600	116,032
Micron Technology, Inc.(b)	7,850	184,004
NVIDIA Corp.	3,850	390,698
NXP Semiconductors NV(b)	2,723	279,952
Qorvo, Inc.(b)	955	63,125
QUALCOMM, Inc.	11,160	630,317
Rohm Co., Ltd.	900	58,132
Skyworks Solutions, Inc.	1,445	137,000
STMicroelectronics NV	5,909	90,118
Texas Instruments, Inc.	7,600	582,312
Tokyo Electron Ltd.	1,500	149,647
Xilinx, Inc.	1,900	111,758

		6,171,543

AB POOLING PORTFOLIOS •	157

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.7%
Activision Blizzard, Inc.	5,279	$238,241
Adobe Systems, Inc.(b)	3,820	452,059
Autodesk, Inc.(b)	1,680	144,984
CA, Inc.	2,220	71,639
Check Point Software Technologies Ltd.(b)	1,189	117,604
Citrix Systems, Inc.(b)(e)	1,170	92,372
Dassault Systemes SE	1,223	98,801
Electronic Arts, Inc.(b)	2,300	198,950
Gemalto NV	753	45,350
Intuit, Inc.	1,960	245,862
Konami Holdings Corp.	900	37,980
LINE Corp.(b)(e)	403	13,857
Microsoft Corp.	59,720	3,820,886
Mobileye NV(b)	1,692	77,020
Nexon Co., Ltd.	1,450	24,100
Nice Ltd.	587	40,716
Nintendo Co., Ltd.	1,100	229,763
Oracle Corp.	23,630	1,006,402
Oracle Corp. Japan	400	23,317
Red Hat, Inc.(b)	1,370	113,450
Sage Group PLC (The)	9,781	78,387
salesforce.com, Inc.(b)	4,840	393,734
SAP SE	9,113	848,897
Symantec Corp.	4,620	131,993
Trend Micro, Inc./Japan	1,100	48,193

		8,594,557

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	41,627	5,702,483
Brother Industries Ltd.	2,200	41,433
Canon, Inc.	9,900	288,739
FUJIFILM Holdings Corp.	4,100	158,598
Hewlett Packard Enterprise Co.	12,630	288,216
HP, Inc.	12,980	225,463
Konica Minolta, Inc.	4,000	38,581
NEC Corp.	24,000	59,818
NetApp, Inc.	2,150	89,934
Ricoh Co., Ltd.	6,000	52,340
Seagate Technology PLC	2,250	108,427
Seiko Epson Corp.	2,600	58,154
Western Digital Corp.	2,120	162,986
Xerox Corp.	7,210	53,642

		7,328,814

		40,072,349

158	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate – 7.8%
Diversified Real Estate Activities – 0.8%
Allreal Holding AG (REG)(b)	200	$31,241
CapitaLand Ltd.	77,450	200,873
City Developments Ltd.	16,000	108,001
D Carnegie & Co. AB(b)	950	11,524
DIC Asset AG	880	8,839
Hang Lung Properties Ltd.	62,900	158,751
Henderson Land Development Co., Ltd.	34,092	197,987
Kerry Properties Ltd.	18,550	56,846
Mitsubishi Estate Co., Ltd.	36,440	710,438
Mitsui Fudosan Co., Ltd.	28,040	634,457
Mobimo Holding AG (REG)(b)	126	33,465
New World Development Co., Ltd.	164,200	214,926
Nomura Real Estate Holdings, Inc.	3,730	63,271
Sumitomo Realty & Development Co., Ltd.	11,990	330,897
Sun Hung Kai Properties Ltd.	43,150	630,425
Tokyo Tatemono Co., Ltd.	6,100	86,108
UOL Group Ltd.	14,350	67,413
Wharf Holdings Ltd. (The)	37,650	298,279

		3,843,741

Diversified REITs – 0.8%
Activia Properties, Inc.	12	59,282
Affine SA	130	2,132
American Assets Trust, Inc.	830	36,520
ANF Immobilier	152	3,349
Artis Real Estate Investment Trust	3,180	31,101
Canadian Real Estate Investment Trust	1,600	59,991
Cofinimmo SA	450	49,934
Cominar Real Estate Investment Trust	3,855	43,043
Daiwa House REIT Investment Corp.(e)	42	109,219
Dream Global Real Estate Investment Trust	2,630	19,544
Empire State Realty Trust, Inc. – Class A	2,589	56,466
First Potomac Realty Trust	1,230	12,288
Fonciere Des Regions	1,113	91,648
Forest City Realty Trust, Inc. – Class A	5,040	115,164
Gecina SA(e)	1,279	162,727
GPT Group (The)	54,800	206,987
Gramercy Property Trust	2,984	83,433
H&R Real Estate Investment Trust	6,086	108,139
Hamborner REIT AG(e)	1,600	15,872
Hibernia REIT PLC	14,640	18,767
Hispania Activos Inmobiliarios SOCIMI SA	1,900	24,687
Hulic Reit, Inc.(e)	18	29,785
ICADE	1,129	80,508
Investors Real Estate Trust	2,557	16,620
Kenedix Office Investment Corp. – Class A	8	47,568

AB POOLING PORTFOLIOS •	159

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Land Securities Group PLC	24,074	$318,376
Lar Espana Real Estate Socimi SA	1,850	14,405
Lexington Realty Trust	5,060	56,470
Liberty Property Trust	3,160	124,630
LondonMetric Property PLC	12,498	24,038
Merlin Properties Socimi SA(e)	6,981	79,107
Mirvac Group	113,466	186,867
Nomura Real Estate Master Fund, Inc.(e)	123	184,348
NSI NV	2,942	11,890
Premier Investment Corp.	27	30,978
PS Business Parks, Inc.	440	51,132
Redefine International PLC/Isle of Man	25,750	11,864
Sekisui House Reit, Inc.	50	68,033
Sekisui House SI Residential Investment Corp.	21	23,570
Select Income REIT	1,435	37,310
Spirit Realty Capital, Inc.	9,836	108,098
Stockland	72,975	263,946
STORE Capital Corp.	3,301	82,228
Suntec Real Estate Investment Trust	73,500	90,672
Tokyu REIT, Inc.	19	24,073
United Urban Investment Corp.	84	130,530
VEREIT, Inc.	20,670	187,477
Washington Real Estate Investment Trust	1,564	51,158
WP Carey, Inc.	1,939	122,331

		3,768,305

Equity Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp.	3,220	369,624
Crown Castle International Corp.	2,580	241,307
Equinix, Inc.	524	197,061
Iron Mountain, Inc.	1,780	64,703
Vornado Realty Trust	4,990	548,251
Weyerhaeuser Co.	5,660	190,855

		1,611,801

Health Care REITs – 0.5%
Aedifica SA	247	18,861
Assura PLC	35,410	25,704
Care Capital Properties, Inc.	1,746	45,902
CareTrust REIT, Inc.	1,300	20,514
HCP, Inc.	13,510	442,993
Healthcare Realty Trust, Inc.	2,470	78,941
Healthcare Trust of America, Inc. – Class A	2,995	96,349
LTC Properties, Inc.	860	41,487
Medical Properties Trust, Inc.	6,847	91,887
National Health Investors, Inc.	814	61,636
New Senior Investment Group, Inc.	1,690	17,914
Omega Healthcare Investors, Inc.	3,678	120,050

160	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Physicians Realty Trust	2,853	$56,832
Primary Health Properties PLC	12,240	16,669
Quality Care Properties, Inc.(b)	1,984	37,656
Sabra Health Care REIT, Inc.	1,380	37,536
Senior Housing Properties Trust	5,090	104,345
Target Healthcare REIT Ltd.	5,080	7,123
Universal Health Realty Income Trust	279	17,906
Ventas, Inc.	10,197	663,315
Welltower, Inc.	10,470	736,879

		2,740,499

Hotel & Resort REITs – 0.2%
Apple Hospitality REIT, Inc.	4,530	88,969
Ashford Hospitality Trust, Inc.	1,940	12,746
CDL Hospitality Trusts	13,658	13,791
Chatham Lodging Trust	780	15,623
Chesapeake Lodging Trust	1,264	30,538
DiamondRock Hospitality Co.	4,300	46,741
FelCor Lodging Trust, Inc.	2,970	21,533
Hersha Hospitality Trust	755	14,730
Hospitality Properties Trust	3,490	110,912
Host Hotels & Resorts, Inc.	21,710	390,563
Japan Hotel REIT Investment Corp.	71	50,939
LaSalle Hotel Properties	2,400	69,360
Pebblebrook Hotel Trust	1,530	43,987
RLJ Lodging Trust	2,630	59,859
Ryman Hospitality Properties, Inc.	1,030	66,404
Summit Hotel Properties, Inc.	1,780	27,394
Sunstone Hotel Investors, Inc.	4,633	68,337
Xenia Hotels & Resorts, Inc.	2,280	40,060

		1,172,486

Industrial REITs – 0.5%
Ascendas Real Estate Investment Trust	71,350	127,191
DCT Industrial Trust, Inc.	1,940	92,810
Duke Realty Corp.	7,588	194,556
EastGroup Properties, Inc.	733	54,491
First Industrial Realty Trust, Inc.	2,460	66,174
GLP J-Reit	47	53,716
Goodman Group	54,279	313,957
Granite Real Estate Investment Trust (Toronto)	1,000	34,633
Hansteen Holdings PLC	15,953	23,220
Industrial & Infrastructure Fund Investment Corp.	7	32,711
Japan Logistics Fund, Inc.	18	38,833
Mapletree Industrial Trust	27,012	32,093
Mapletree Logistics Trust	31,585	24,222
Monmouth Real Estate Investment Corp. – Class A	1,350	19,710

AB POOLING PORTFOLIOS •	161

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Prologis REIT, Inc.	49	$105,271
Prologis, Inc.	15,235	777,746
Pure Industrial Real Estate Trust	5,210	23,457
Rexford Industrial Realty, Inc.	1,350	31,023
Segro PLC	25,447	155,852
STAG Industrial, Inc.	1,585	40,941
Terreno Realty Corp.	950	26,315
Tritax Big Box REIT PLC	23,677	42,865
Warehouses De Pauw CVA	349	32,444

		2,344,231

Office REITs – 0.8%
Alexandria Real Estate Equities, Inc.	1,916	228,598
Allied Properties Real Estate Investment Trust	1,817	47,908
alstria office REIT-AG(b)(e)	2,800	33,898
Axiare Patrimonio SOCIMI SA(e)	1,260	18,267
Befimmo SA	420	23,191
Beni Stabili SpA SIIQ	22,857	14,287
Boston Properties, Inc.	4,450	618,683
Brandywine Realty Trust	3,751	62,492
CapitaLand Commercial Trust	61,050	67,901
Champion REIT	50,650	29,093
Columbia Property Trust, Inc.	2,600	60,034
Corporate Office Properties Trust	2,030	69,203
Cousins Properties, Inc.	7,300	62,415
Cromwell Property Group	31,586	23,846
Daiwa Office Investment Corp.	6	31,789
Derwent London PLC	2,140	74,904
Dexus Property Group	29,723	215,021
Douglas Emmett, Inc.	2,990	120,617
Dream Office Real Estate Investment Trust	2,330	32,857
Equity Commonwealth(b)	2,704	84,527
Franklin Street Properties Corp.	2,120	26,267
Government Properties Income Trust(e)	1,508	31,080
Great Portland Estates PLC	7,391	59,444
Green REIT PLC	14,640	20,938
Highwoods Properties, Inc.	2,160	113,378
Hudson Pacific Properties, Inc.	3,129	114,459
Intervest Offices & Warehouses NV	280	7,000
Investa Office Fund	12,110	43,357
Japan Excellent, Inc.	25	32,432
Japan Prime Realty Investment Corp.	26	103,278
Japan Real Estate Investment Corp.	40	220,467
Keppel REIT	40,870	30,171
Kilroy Realty Corp.	1,984	153,066
Mack-Cali Realty Corp.	1,907	55,589
Mori Hills REIT Investment Corp.(e)	31	42,577
Mori Trust Sogo Reit, Inc.	22	36,065

162	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Building Fund, Inc.	42	$234,963
Orix JREIT, Inc.(e)	52	81,834
Paramount Group, Inc.	3,171	55,270
Parkway, Inc.(b)	900	18,882
Piedmont Office Realty Trust, Inc. – Class A	3,100	71,114
Regional REIT Ltd.(a)	4,800	6,254
SL Green Realty Corp.	2,980	335,787
Tier REIT, Inc.	1,000	18,080
Workspace Group PLC	2,547	25,094

		3,856,377

Real Estate Development – 0.2%
ADLER Real Estate AG(b)(e)	550	8,850
Cheung Kong Property Holdings Ltd.	84,844	576,880
Conwert Immobilien Invest SE(b)	625	10,859
Helical PLC	2,100	8,397
Sino Land Co., Ltd.	92,810	161,539
TAG Immobilien AG	3,020	41,235

		807,760

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(b)	2,190	78,008
Daito Trust Construction Co., Ltd.	700	97,929
Daiwa House Industry Co., Ltd.	5,000	137,216
Global Logistic Properties Ltd.	22,200	42,093
Hang Lung Group Ltd.	8,000	33,215
LendLease Group	5,091	59,398
Swire Pacific Ltd. – Class A	5,000	51,468
Tokyu Fudosan Holdings Corp.	4,280	24,403
Wheelock & Co., Ltd.	7,000	45,463

		569,193

Real Estate Operating Companies – 0.5%
ADO Properties SA(a)	658	24,298
Aeon Mall Co., Ltd.	3,532	54,261
Azrieli Group Ltd.	1,404	69,824
BUWOG AG(b)	1,948	48,642
CA Immobilien Anlagen AG(b)	1,523	29,849
Capital & Counties Properties PLC(e)	15,761	57,488
Castellum AB	5,656	76,563
Citycon Oyj	8,390	19,893
Daejan Holdings PLC	105	8,847
Deutsche EuroShop AG	995	41,193
Deutsche Wohnen AG	10,333	354,630
Dios Fastigheter AB	989	4,916
Entra ASA(a)	1,998	22,753
Fabege AB	2,840	47,843
Fastighets AB Balder – Class B(b)	2,030	44,349
First Capital Realty, Inc.	2,080	32,761

AB POOLING PORTFOLIOS •	163

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Grainger PLC	8,775	$27,580
Grand City Properties SA	2,160	41,114
Hemfosa Fastigheter AB	2,048	19,012
Hongkong Land Holdings Ltd.	35,750	243,962
Hufvudstaden AB – Class A	2,380	36,920
Hulic Co., Ltd.	10,119	96,345
Hysan Development Co., Ltd.	18,250	85,092
Inmobiliaria Colonial SA(e)	5,032	36,739
Klovern AB – Class B	11,930	12,353
Kungsleden AB	3,404	19,526
LEG Immobilien AG(b)(e)	1,350	111,176
Norwegian Property ASA	3,647	4,551
NTT Urban Development Corp.	2,329	21,448
PSP Swiss Property AG (REG)	860	80,161
Sponda Oyj	5,258	22,003
Swire Properties Ltd.	34,780	104,583
Swiss Prime Site AG (REG)(b)	2,090	181,502
Technopolis Oyj	3,007	9,677
TLG Immobilien AG	1,176	22,677
UNITE Group PLC (The)	4,783	37,094
Vonovia SE	14,380	500,594
Wallenstam AB – Class B(e)	4,180	34,158
WCM Beteiligungs & Grundbesitz-AG(b)	1,850	5,739
Wihlborgs Fastigheter AB	1,420	28,202

		2,720,318

Residential REITs – 0.8%
Advance Residence Investment Corp.	26	70,269
American Campus Communities, Inc.	2,850	145,635
American Homes 4 Rent – Class A	4,789	113,835
Apartment Investment & Management Co. – Class A	4,520	210,315
AvalonBay Communities, Inc.	3,981	731,628
Boardwalk Real Estate Investment Trust	850	28,459
Camden Property Trust	1,900	160,835
Canadian Apartment Properties REIT	2,900	70,218
Colony Starwood Homes	1,000	32,900
Education Realty Trust, Inc.	1,543	65,038
Empiric Student Property PLC	10,750	14,740
Equity LifeStyle Properties, Inc.	1,649	131,293
Equity Residential	10,460	659,713
Essex Property Trust, Inc.	1,918	450,155
Invincible Investment Corp.	63	27,053
Invitation Homes, Inc.(b)	1,627	35,452
Irish Residential Properties REIT PLC	7,500	9,535
Japan Rental Housing Investments, Inc.	32	23,793
Killam Apartment Real Estate Investment Trust	1,400	13,366
Mid-America Apartment Communities, Inc.	3,346	343,735

164	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Milestone Apartments Real Estate Investment Trust	1,700	$27,723
Monogram Residential Trust, Inc.	3,600	37,044
Nippon Accommodations Fund, Inc.	10	43,297
Northview Apartment Real Estate Investment Trust	1,050	17,155
Silver Bay Realty Trust Corp.	680	14,640
Sun Communities, Inc.	1,416	117,287
UDR, Inc.	7,692	280,758

		3,875,871

Retail REITs – 1.8%
Acadia Realty Trust	1,700	54,451
AEON REIT Investment Corp.(e)	22	24,368
Agree Realty Corp.	508	25,212
Alexander’s, Inc.	55	24,043
British Land Co. PLC (The)	30,861	236,356
Brixmor Property Group, Inc.	6,499	151,687
BWP Trust	10,468	22,865
Capital & Regional PLC	11,400	8,346
CapitaLand Mall Trust	78,550	110,324
CBL & Associates Properties, Inc.	3,600	36,108
Cedar Realty Trust, Inc.	1,830	10,742
Charter Hall Retail REIT	7,230	23,779
Crombie Real Estate Investment Trust	1,850	19,194
DDR Corp.	6,660	96,304
Equity One, Inc.	2,006	63,510
Eurocommercial Properties NV	928	32,855
Federal Realty Investment Trust	2,106	296,377
Fortune Real Estate Investment Trust	28,510	31,983
Frontier Real Estate Investment Corp.	10	45,585
Fukuoka REIT Corp.	14	22,070
Getty Realty Corp.	536	14,145
GGP, Inc.	15,180	377,375
Hammerson PLC	24,285	177,300
Immobiliare Grande Distribuzione SIIQ SpA	7,864	6,165
Intu Properties PLC(e)	26,486	94,215
Japan Retail Fund Investment Corp.(e)	79	158,905
Kenedix Retail REIT Corp.	9	21,295
Kimco Realty Corp.	12,246	296,965
Kite Realty Group Trust	1,742	39,456
Kiwi Property Group Ltd.	27,581	28,396
Klepierre	6,496	241,268
Link REIT	68,800	474,412
Macerich Co. (The)	4,070	274,237
Mapletree Commercial Trust	40,594	43,450
Mercialys SA	870	15,713
National Retail Properties, Inc.	3,135	141,827

AB POOLING PORTFOLIOS •	165

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NewRiver REIT PLC	5,000	$20,840
Pennsylvania Real Estate Investment Trust	1,410	23,265
Ramco-Gershenson Properties Trust	1,659	25,980
Realty Income Corp.(e)	7,470	457,762
Regency Centers Corp.	2,252	158,428
Retail Opportunity Investments Corp.	2,315	50,930
Retail Properties of America, Inc. – Class A	5,030	77,512
RioCan Real Estate Investment Trust (Toronto)	6,972	140,049
Saul Centers, Inc.	297	19,020
Scentre Group	157,918	527,746
Seritage Growth Properties – Class A(e)	550	25,564
Shaftesbury PLC	5,113	58,063
Shopping Centres Australasia Property Group	15,730	26,883
Simon Property Group, Inc.	9,113	1,680,437
Smart Real Estate Investment Trust	2,400	60,407
Tanger Factory Outlet Centers, Inc.	2,040	69,095
Taubman Centers, Inc.	1,300	90,688
Unibail-Rodamco SE	3,067	698,860
Urban Edge Properties	1,890	52,410
Urstadt Biddle Properties, Inc. – Class A	600	13,368
Vastned Retail NV	390	13,882
Vicinity Centres	100,940	223,545
Washington Prime Group, Inc.	3,938	36,505
Weingarten Realty Investors	2,428	86,121
Wereldhave Belgium NV	50	5,549
Wereldhave NV	850	37,133
Westfield Corp.	59,376	400,422

		8,821,747

Specialized REITs – 0.5%
Big Yellow Group PLC(e)	3,054	27,659
CubeSmart	3,818	104,041
Digital Realty Trust, Inc.	4,575	494,100
DuPont Fabros Technology, Inc.	1,598	82,281
EPR Properties	1,347	103,665
Extra Space Storage, Inc.	3,510	277,957
Four Corners Property Trust, Inc.	1,250	27,725
Gaming and Leisure Properties, Inc.	4,384	140,288
Life Storage, Inc.	984	87,212
Public Storage	4,285	974,666
QTS Realty Trust, Inc. – Class A	980	51,548
Safestore Holdings PLC	4,430	21,108

		2,392,250

		38,524,579

Health Care – 7.0%
Biotechnology – 1.1%
AbbVie, Inc.	12,257	757,973
Actelion Ltd. (REG)(b)	900	242,173

166	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Alexion Pharmaceuticals, Inc.(b)	1,690	$221,813
Amgen, Inc.	5,700	1,006,221
Biogen, Inc.(b)	1,700	490,620
Celgene Corp.(b)	5,900	728,709
CSL Ltd.	4,258	384,558
Genmab A/S(b)	546	107,979
Gilead Sciences, Inc.	10,107	712,341
Grifols SA	2,724	59,528
Incyte Corp.(b)	1,374	182,879
Regeneron Pharmaceuticals, Inc.(b)	600	224,100
Vertex Pharmaceuticals, Inc.(b)	1,855	168,100

		5,286,994

Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	13,022	587,032
Baxter International, Inc.	4,150	211,318
Becton Dickinson and Co.	1,628	298,005
Boston Scientific Corp.(b)	10,300	252,865
Cochlear Ltd.	534	53,419
Coloplast A/S – Class B	1,099	77,487
Cooper Cos., Inc. (The)	377	75,076
CR Bard, Inc.	550	134,882
CYBERDYNE, Inc.(b)(e)	839	13,139
Danaher Corp.	4,550	389,252
DENTSPLY SIRONA, Inc.	1,755	111,478
Edwards Lifesciences Corp.(b)	1,600	150,464
Essilor International SA	1,951	223,968
Getinge AB – Class B	1,914	32,440
Hologic, Inc.(b)	1,843	74,789
Hoya Corp.	3,700	167,518
IDEXX Laboratories, Inc.(b)	701	101,603
Intuitive Surgical, Inc.(b)	330	243,210
Medtronic PLC	10,681	864,200
Olympus Corp.	2,700	95,603
Smith & Nephew PLC	8,116	121,872
Sonova Holding AG (REG)	522	68,574
Stryker Corp.	2,400	308,544
Sysmex Corp.	1,500	86,729
Terumo Corp.	3,200	110,972
Varian Medical Systems, Inc.(b)	700	58,723
William Demant Holding A/S(b)	1,023	20,935
Zimmer Biomet Holdings, Inc.	1,350	158,058

		5,092,155

Health Care Providers & Services – 1.0%
Aetna, Inc.	2,659	342,373
Alfresa Holdings Corp.	1,700	30,625
AmerisourceBergen Corp. – Class A	1,400	128,114
Anthem, Inc.	2,000	329,640

AB POOLING PORTFOLIOS •	167

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cardinal Health, Inc.	2,450	$199,357
Centene Corp.(b)	1,295	91,298
Cigna Corp.	1,950	290,355
DaVita, Inc.(b)	1,250	86,763
Envision Healthcare Corp.(b)	912	63,840
Express Scripts Holding Co.(b)	4,783	337,919
Fresenius Medical Care AG & Co. KGaA	2,042	169,894
Fresenius SE & Co. KGaA	3,849	305,584
HCA Holdings, Inc.(b)	2,268	197,860
Healthscope Ltd.	14,488	24,961
Henry Schein, Inc.(b)	620	106,367
Humana, Inc.	1,150	242,937
Laboratory Corp. of America Holdings(b)	800	113,808
McKesson Corp.	1,700	255,221
Mediclinic International PLC(e)	2,874	26,427
Medipal Holdings Corp.	1,600	26,403
Miraca Holdings, Inc.	600	28,692
Patterson Cos., Inc.(e)	600	27,270
Quest Diagnostics, Inc.	1,050	102,312
Ramsay Health Care Ltd.	1,364	72,897
Ryman Healthcare Ltd.	3,131	20,004
Sonic Healthcare Ltd.	3,595	59,272
Suzuken Co., Ltd./Aichi Japan	700	23,696
UnitedHealth Group, Inc.	7,250	1,199,005
Universal Health Services, Inc. – Class B	700	87,920

		4,990,814

Health Care Technology – 0.0%
Cerner Corp.(b)	2,250	123,840
M3, Inc.	1,801	45,727

		169,567

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	2,450	125,685
Eurofins Scientific SE	102	43,579
Illumina, Inc.(b)	1,112	186,149
Lonza Group AG (REG)(b)	507	93,369
Mettler-Toledo International, Inc.(b)	206	98,101
PerkinElmer, Inc.	800	43,408
QIAGEN NV(b)	2,006	57,051
Thermo Fisher Scientific, Inc.	3,000	473,040
Waters Corp.(b)	600	92,994

		1,213,376

Pharmaceuticals – 3.6%
Allergan PLC	3,000	734,460
Astellas Pharma, Inc.	20,000	269,407
AstraZeneca PLC	11,737	676,404
Bayer AG (REG)	7,668	844,000

168	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bristol-Myers Squibb Co.	12,700	$720,217
Chugai Pharmaceutical Co., Ltd.	2,100	70,089
Daiichi Sankyo Co., Ltd.	5,600	127,697
Eisai Co., Ltd.	2,400	134,729
Eli Lilly & Co.	7,400	612,794
Endo International PLC(b)	1,526	20,830
Galenica AG (REG)	37	43,401
GlaxoSmithKline PLC	45,199	924,903
Hikma Pharmaceuticals PLC(e)	1,355	36,150
Hisamitsu Pharmaceutical Co., Inc.(e)	600	32,274
Johnson & Johnson	20,900	2,554,189
Kyowa Hakko Kirin Co., Ltd.	2,000	29,971
Mallinckrodt PLC(b)	805	42,198
Merck & Co., Inc.	21,000	1,383,270
Merck KGaA	1,219	133,085
Mitsubishi Tanabe Pharma Corp.	2,000	41,173
Mylan NV(b)	3,200	133,920
Novartis AG (REG)	20,705	1,616,893
Novo Nordisk A/S – Class B	17,745	628,296
Ono Pharmaceutical Co., Ltd.	3,800	84,147
Orion Oyj – Class B	983	48,445
Otsuka Holdings Co., Ltd.	3,653	166,499
Perrigo Co. PLC	1,089	81,425
Pfizer, Inc.	46,057	1,571,465
Roche Holding AG	6,515	1,585,779
Sanofi	10,778	929,688
Santen Pharmaceutical Co., Ltd.	3,400	48,745
Shionogi & Co., Ltd.	2,800	137,129
Shire PLC	8,357	503,915
Sumitomo Dainippon Pharma Co., Ltd.(e)	1,500	26,497
Taisho Pharmaceutical Holdings Co., Ltd.	352	28,688
Takeda Pharmaceutical Co., Ltd.	6,600	306,931
Taro Pharmaceutical Industries Ltd.(b)(e)	161	19,305
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	8,567	300,016
UCB SA	1,207	85,898
Zoetis, Inc.	3,464	184,666

		17,919,588

		34,672,494

Consumer Discretionary – 6.8%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	1,800	89,432
BorgWarner, Inc.	1,650	69,614
Bridgestone Corp.	6,100	243,423
Cie Generale des Etablissements Michelin – Class B	1,696	190,960
Continental AG	1,021	206,940

AB POOLING PORTFOLIOS •	169

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Delphi Automotive PLC	2,071	$157,665
Denso Corp.	4,400	195,629
GKN PLC	15,533	69,399
Goodyear Tire & Rubber Co. (The)	2,000	70,100
Koito Manufacturing Co., Ltd.	1,000	51,567
NGK Spark Plug Co., Ltd.	2,000	45,308
NOK Corp.	900	20,590
Nokian Renkaat Oyj	1,091	42,880
Schaeffler AG (Preference Shares)	1,386	21,831
Stanley Electric Co., Ltd.	1,400	39,441
Sumitomo Electric Industries Ltd.	7,000	114,030
Sumitomo Rubber Industries Ltd.	1,600	26,391
Toyoda Gosei Co., Ltd.	600	15,305
Toyota Industries Corp.	1,500	73,153
Valeo SA	2,254	138,809
Yokohama Rubber Co., Ltd. (The)	1,500	29,810

		1,912,277

Automobiles – 1.1%
Bayerische Motoren Werke AG	3,118	278,425
Bayerische Motoren Werke AG (Preference Shares)	526	39,196
Daimler AG (REG)	8,938	649,318
Ferrari NV	1,144	74,617
Fiat Chrysler Automobiles NV(b)	8,304	90,812
Ford Motor Co.	29,650	371,514
Fuji Heavy Industries Ltd.	6,000	224,504
General Motors Co.	10,615	391,056
Harley-Davidson, Inc.	1,350	76,113
Honda Motor Co., Ltd.	15,100	467,758
Isuzu Motors Ltd.	5,500	73,505
Mazda Motor Corp.	5,400	75,508
Mitsubishi Motors Corp.	5,300	34,251
Nissan Motor Co., Ltd.	22,300	219,419
Peugeot SA(b)	4,397	83,810
Porsche Automobil Holding SE (Preference Shares)	1,486	82,010
Renault SA	1,802	159,950
Suzuki Motor Corp.	3,200	125,071
Toyota Motor Corp.	24,800	1,403,005
Volkswagen AG	305	46,197
Volkswagen AG (Preference Shares)	1,718	253,914
Yamaha Motor Co., Ltd.	2,600	60,069

		5,280,022

Distributors – 0.1%
Genuine Parts Co.	1,140	109,110
Jardine Cycle & Carriage Ltd.	1,000	30,470
LKQ Corp.(b)	2,314	73,076

		212,656

170	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	600	$18,439
H&R Block, Inc.	1,700	34,952

		53,391

Hotels, Restaurants & Leisure – 0.8%
Accor SA	1,600	63,236
Aristocrat Leisure Ltd.	4,984	63,386
Carnival Corp.	3,300	184,635
Carnival PLC	1,826	99,519
Chipotle Mexican Grill, Inc. – Class A(b)	250	104,685
Compass Group PLC	15,157	281,586
Crown Resorts Ltd.	3,041	29,504
Darden Restaurants, Inc.	850	63,478
Domino’s Pizza Enterprises Ltd.(e)	611	26,083
Flight Centre Travel Group Ltd.(e)	464	10,249
Galaxy Entertainment Group Ltd.	21,200	101,476
Genting Singapore PLC	56,000	39,507
InterContinental Hotels Group PLC	1,809	85,241
Marriott International, Inc./MD – Class A	2,450	213,126
McDonald’s Corp.	6,700	855,255
McDonald’s Holdings Co. Japan Ltd.(e)	600	17,087
Melco Crown Entertainment Ltd. (ADR)	1,856	30,383
Merlin Entertainments PLC(a)	5,925	36,164
MGM China Holdings Ltd.	7,900	14,372
Oriental Land Co., Ltd./Japan	2,100	118,043
Paddy Power Betfair PLC	762	83,419
Royal Caribbean Cruises Ltd.	1,274	122,431
Sands China Ltd.	21,900	91,330
Shangri-La Asia Ltd.	10,000	12,719
SJM Holdings Ltd.	16,500	13,538
Sodexo SA	868	95,259
Starbucks Corp.	11,100	631,257
Tabcorp Holdings Ltd.	6,943	22,670
Tatts Group Ltd.	12,229	38,037
TUI AG	4,520	63,814
Whitbread PLC	1,743	82,790
William Hill PLC	7,386	24,186
Wyndham Worldwide Corp.	850	70,754
Wynn Macau Ltd.(e)	13,000	23,166
Wynn Resorts Ltd.	600	57,690
Yum! Brands, Inc.	3,100	202,492

		4,072,567

Household Durables – 0.4%
Auto Trader Group PLC(a)	8,359	40,982
Barratt Developments PLC	9,083	57,681
Berkeley Group Holdings PLC	1,191	43,528
Casio Computer Co., Ltd.(e)	2,100	28,325

AB POOLING PORTFOLIOS •	171

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

DR Horton, Inc.	2,500	$80,000
Electrolux AB – Class B	2,189	57,964
Garmin Ltd.	880	45,417
Harman International Industries, Inc.	550	61,391
Husqvarna AB – Class B	3,476	29,737
Iida Group Holdings Co., Ltd.	1,470	24,881
Leggett & Platt, Inc.	1,000	49,180
Lennar Corp. – Class A	1,350	65,867
Mohawk Industries, Inc.(b)	500	113,180
Newell Brands, Inc.	3,449	169,104
Nikon Corp.	3,100	47,394
Panasonic Corp.	20,400	223,854
Persimmon PLC	2,788	71,294
PulteGroup, Inc.	2,350	51,818
Rinnai Corp.	400	32,260
SEB SA	210	27,703
Sekisui Chemical Co., Ltd.	4,000	66,074
Sekisui House Ltd.	6,000	95,947
Sharp Corp./Japan(b)(e)	13,744	40,616
Sony Corp.	11,700	361,526
Taylor Wimpey PLC	29,537	65,947
Techtronic Industries Co., Ltd.	12,700	45,445
Whirlpool Corp.	600	107,154

		2,104,269

Internet & Direct Marketing Retail – 0.8%
Amazon.com, Inc.(b)	3,045	2,573,147
Expedia, Inc.	890	105,946
Netflix, Inc.(b)	3,270	464,765
Priceline Group, Inc. (The)(b)	410	706,893
Rakuten, Inc.	8,629	85,568
Start Today Co., Ltd.	1,439	30,098
TripAdvisor, Inc.(b)	850	35,250
Zalando SE(a) (b)	891	35,564

		4,037,231

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	1,900	54,732
Hasbro, Inc.	850	82,339
Mattel, Inc.	2,550	65,612
Sankyo Co., Ltd.	400	14,159
Sega Sammy Holdings, Inc.	1,700	25,021
Shimano, Inc.	700	103,548
Yamaha Corp.	1,600	41,737

		387,148

Media – 1.3%
Altice NV – Class A(b)	3,402	71,831
Altice NV – Class B(b)	912	19,266

172	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Axel Springer SE	451	$23,569
CBS Corp. – Class B	3,150	207,648
Charter Communications, Inc. – Class A(b)	1,665	537,895
Comcast Corp. – Class A	36,686	1,372,790
Dentsu, Inc.	2,000	110,974
Discovery Communications, Inc. – Class A(b)	1,100	31,636
Discovery Communications, Inc. – Class C(b)	1,800	50,526
Eutelsat Communications SA	1,690	33,255
Hakuhodo DY Holdings, Inc.	1,980	24,373
Interpublic Group of Cos., Inc. (The)	3,050	73,505
ITV PLC	32,885	82,643
JCDecaux SA	748	23,917
Lagardere SCA	1,200	30,177
News Corp. – Class A	2,875	36,858
News Corp. – Class B	802	10,586
Omnicom Group, Inc.	1,800	153,180
Pearson PLC	7,446	62,201
ProSiebenSat.1 Media SE	2,245	89,927
Publicis Groupe SA	1,782	120,226
REA Group Ltd.(e)	557	24,107
RTL Group SA (London)(b)	380	29,167
Schibsted ASA(e)	798	21,045
Schibsted ASA – Class B	919	22,298
Scripps Networks Interactive, Inc. – Class A	700	56,539
SES SA	3,301	67,408
Singapore Press Holdings Ltd.(e)	14,000	34,937
Sky PLC	9,357	115,834
TEGNA, Inc.	1,650	42,290
Telenet Group Holding NV(b)	550	31,061
Time Warner, Inc.	5,950	584,349
Toho Co., Ltd./Tokyo	1,100	31,171
Twenty-First Century Fox, Inc. – Class A	8,314	248,755
Twenty-First Century Fox, Inc. – Class B	3,257	95,593
Viacom, Inc. – Class B	2,600	112,970
Vivendi SA	9,544	168,044
Walt Disney Co. (The)	11,338	1,248,200
WPP PLC	11,945	281,023

		6,381,774

Multiline Retail – 0.2%
Dollar General Corp.	2,180	159,184
Dollar Tree, Inc.(b)	1,767	135,494
Don Quijote Holdings Co., Ltd.	1,100	38,990
Harvey Norman Holdings Ltd.	4,640	18,320
Isetan Mitsukoshi Holdings Ltd.	3,100	39,702
J Front Retailing Co., Ltd.	2,000	30,732
Kohl’s Corp.	1,360	57,963
Macy’s, Inc.	2,310	76,738

AB POOLING PORTFOLIOS •	173

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marks & Spencer Group PLC	14,701	$61,029
Marui Group Co., Ltd.	1,900	26,250
Next PLC	1,298	61,667
Nordstrom, Inc.(e)	970	45,260
Ryohin Keikaku Co., Ltd.(e)	237	50,118
Takashimaya Co., Ltd.	2,392	21,523
Target Corp.	4,470	262,702

		1,085,672

Specialty Retail – 1.0%
ABC-Mart, Inc.	300	18,096
Advance Auto Parts, Inc.	558	87,388
AutoNation, Inc.(b)	530	24,327
AutoZone, Inc.(b)	260	191,503
Bed Bath & Beyond, Inc.	1,150	46,460
Best Buy Co., Inc.	2,140	94,438
CarMax, Inc.(b)	1,470	94,874
Dixons Carphone PLC	8,172	30,733
Dufry AG (REG)(b)	422	60,859
Fast Retailing Co., Ltd.	500	158,094
Foot Locker, Inc.	1,006	76,124
Gap, Inc. (The)	1,690	41,946
Hennes & Mauritz AB – Class B	8,767	231,145
Hikari Tsushin, Inc.	200	19,573
Home Depot, Inc. (The)	9,440	1,367,950
Industria de Diseno Textil SA	10,188	326,483
Kingfisher PLC	20,670	84,311
L Brands, Inc.	1,900	99,978
Lowe’s Cos., Inc.	6,740	501,254
Nitori Holdings Co., Ltd.(e)	750	87,448
O’Reilly Automotive, Inc.(b)	730	198,348
Ross Stores, Inc.	3,020	207,112
Shimamura Co., Ltd.	200	25,897
Signet Jewelers Ltd.	606	38,536
Staples, Inc.	4,890	43,961
Tiffany & Co.	820	75,333
TJX Cos., Inc. (The)	5,020	393,819
Tractor Supply Co.	1,023	72,541
Ulta Salon Cosmetics & Fragrance, Inc.(b)	514	140,543
Urban Outfitters, Inc.(b)	630	16,399
USS Co., Ltd.	2,030	34,791
Yamada Denki Co., Ltd.(e)	5,820	29,712

		4,919,976

Textiles, Apparel & Luxury Goods – 0.6%
adidas AG	1,773	297,428
Asics Corp.	2,000	35,275
Burberry Group PLC	4,033	86,354
Christian Dior SE	524	111,098

174	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cie Financiere Richemont SA (REG)	4,892	$360,341
Coach, Inc.	2,100	79,989
Hanesbrands, Inc.(e)	2,845	56,928
Hermes International(e)	252	110,113
HUGO BOSS AG	640	44,011
Kering	713	173,486
Li & Fung Ltd.	54,000	24,057
Luxottica Group SpA	1,638	86,400
LVMH Moet Hennessy Louis Vuitton SE	2,595	521,285
Michael Kors Holdings Ltd.(b)	1,310	47,815
NIKE, Inc. – Class B	10,100	577,316
Pandora A/S	1,053	119,859
PVH Corp.	611	55,968
Ralph Lauren Corp.	450	35,699
Swatch Group AG (The)	299	99,453
Swatch Group AG (The) (REG)	499	32,330
Under Armour, Inc. – Class A(b)(e)	1,375	28,353
Under Armour, Inc. – Class C(b)	1,403	26,040
VF Corp.	2,500	131,125
Yue Yuen Industrial Holdings Ltd.	6,500	24,198

		3,164,921

		33,611,904

Industrials – 6.6%
Aerospace & Defense – 1.0%
Airbus SE	5,422	398,389
Arconic, Inc.	3,316	95,468
BAE Systems PLC	29,430	230,394
Boeing Co. (The)	4,550	820,046
Cobham PLC	14,261	21,213
Dassault Aviation SA	22	24,914
Elbit Systems Ltd.	218	25,739
General Dynamics Corp.	2,200	417,582
L3 Technologies, Inc.	600	100,992
Leonardo SpA(b)	3,766	51,786
Lockheed Martin Corp.	2,000	533,160
Meggitt PLC	6,473	37,836
Northrop Grumman Corp.	1,400	345,926
Raytheon Co.	2,250	346,837
Rockwell Collins, Inc.	1,000	95,590
Rolls-Royce Holdings PLC(b)	16,663	162,742
Safran SA	2,905	206,830
Singapore Technologies Engineering Ltd.	14,000	36,747
Textron, Inc.	2,000	94,600
Thales SA	1,012	99,693
TransDigm Group, Inc.	441	112,102
United Technologies Corp.	5,900	664,045
Zodiac Aerospace	1,891	55,505

		4,978,136

AB POOLING PORTFOLIOS •	175

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.3%
Bollore SA	7,246	$28,109
CH Robinson Worldwide, Inc.(e)	1,100	88,407
Deutsche Post AG (REG)	8,949	306,694
Expeditors International of Washington, Inc.	1,350	76,113
FedEx Corp.	1,900	366,662
Kuehne & Nagel International AG (REG)	526	74,890
Royal Mail PLC	8,282	42,625
United Parcel Service, Inc. – Class B	5,250	555,240
Yamato Holdings Co., Ltd.(e)	3,200	69,851

		1,608,591

Airlines – 0.3%
Alaska Air Group, Inc.	918	89,799
American Airlines Group, Inc.	4,358	202,037
ANA Holdings, Inc.	10,000	29,897
Cathay Pacific Airways Ltd.	10,000	14,679
Delta Air Lines, Inc.	5,833	291,242
Deutsche Lufthansa AG (REG)	1,939	28,389
easyJet PLC	1,552	18,311
International Consolidated Airlines Group SA	7,864	52,242
Japan Airlines Co., Ltd.	1,153	37,679
Qantas Airways Ltd.	4,305	12,376
Ryanair Holdings PLC (Sponsored ADR)(b)	799	65,318
Singapore Airlines Ltd.	5,000	35,472
Southwest Airlines Co.	4,850	280,330
United Continental Holdings, Inc.(b)	2,525	187,077

		1,344,848

Building Products – 0.3%
Allegion PLC	700	50,813
Asahi Glass Co., Ltd.	9,000	73,463
Assa Abloy AB – Class B	9,329	181,027
Cie de Saint-Gobain	4,672	224,058
Daikin Industries Ltd.	2,200	208,792
Fortune Brands Home & Security, Inc.	1,174	67,892
Geberit AG (REG)	355	153,652
Johnson Controls International PLC	7,150	299,871
LIXIL Group Corp.	2,500	61,243
Masco Corp.	2,500	84,450
TOTO Ltd.	1,500	57,711

		1,462,972

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	2,105	24,748
Brambles Ltd.	14,309	102,132
Cintas Corp.	650	76,707
Dai Nippon Printing Co., Ltd.	4,000	43,547
Edenred	1,992	45,093

176	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

G4S PLC	12,956	$42,158
ISS A/S	1,526	59,379
Park24 Co., Ltd.	1,000	28,099
Republic Services, Inc. – Class A	1,800	111,510
Secom Co., Ltd.	2,000	145,867
Securitas AB – Class B	2,946	44,884
Societe BIC SA	277	34,280
Sohgo Security Services Co., Ltd.	700	26,514
Stericycle, Inc.(b)	650	53,872
Toppan Printing Co., Ltd.	4,000	40,325
Waste Management, Inc.	3,150	230,958

		1,110,073

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	1,783	55,897
Boskalis Westminster	875	31,926
Bouygues SA	1,888	72,823
CIMIC Group Ltd.	1,022	29,588
Eiffage SA	548	39,138
Ferrovial SA	4,672	88,508
Fluor Corp.	1,050	58,159
HOCHTIEF AG	213	32,442
Jacobs Engineering Group, Inc.	900	50,769
JGC Corp.	2,361	42,331
Kajima Corp.	8,000	52,141
Obayashi Corp.	6,000	55,823
Quanta Services, Inc.(b)	1,100	41,052
Shimizu Corp.	5,000	45,863
Skanska AB – Class B	3,082	73,355
Taisei Corp.	9,000	63,151
Vinci SA	4,727	340,791

		1,173,757

Electrical Equipment – 0.5%
ABB Ltd. (REG)	17,455	394,313
Acuity Brands, Inc.	356	75,223
AMETEK, Inc.	1,739	93,854
Eaton Corp. PLC	3,459	248,979
Emerson Electric Co.	4,850	291,485
First Solar, Inc.(b)(e)	550	19,904
Fuji Electric Co., Ltd.	5,000	27,617
Legrand SA	2,502	141,273
Mabuchi Motor Co., Ltd.	500	26,978
Mitsubishi Electric Corp.	18,000	263,896
Nidec Corp.	2,300	214,860
OSRAM Licht AG	837	49,694
Prysmian SpA	1,838	46,786
Rockwell Automation, Inc.	1,000	151,100

AB POOLING PORTFOLIOS •	177

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schneider Electric SE (Paris)	5,224	$353,954
Vestas Wind Systems A/S	2,091	154,838

		2,554,754

Industrial Conglomerates – 1.2%
3M Co.	4,600	857,210
CK Hutchison Holdings Ltd.	24,304	300,194
DCC PLC	857	73,011
General Electric Co.	69,354	2,067,443
Honeywell International, Inc.	5,800	722,100
Jardine Matheson Holdings Ltd.	2,500	155,135
Keihan Holdings Co., Ltd.(e)	4,000	25,283
Keppel Corp., Ltd.	13,000	63,088
Koninklijke Philips NV	8,794	266,456
NWS Holdings Ltd.	14,000	25,499
Roper Technologies, Inc.	800	167,360
Seibu Holdings, Inc.	1,708	29,252
Sembcorp Industries Ltd.	9,000	20,529
Siemens AG (REG)	7,094	922,225
Smiths Group PLC	3,600	66,801
Toshiba Corp.(b)(e)	37,000	67,971

		5,829,557

Machinery – 1.1%
Alfa Laval AB	2,767	49,983
Alstom SA(b)	1,488	40,379
Amada Holdings Co., Ltd.	3,000	33,893
ANDRITZ AG	710	37,090
Atlas Copco AB – Class A	6,260	204,492
Atlas Copco AB – Class B	3,723	109,872
Caterpillar, Inc.	4,450	430,137
CNH Industrial NV	9,212	85,314
Cummins, Inc.	1,200	178,188
Deere & Co.	2,250	246,352
Dover Corp.	1,150	92,115
FANUC Corp.	1,800	353,511
Flowserve Corp.	950	44,127
Fortive Corp.	2,275	131,154
GEA Group AG	1,750	68,018
Hino Motors Ltd.	2,000	23,198
Hitachi Construction Machinery Co., Ltd.	1,000	23,235
Hoshizaki Corp.	500	39,642
IHI Corp.(b)	13,000	40,421
Illinois Tool Works, Inc.	2,450	323,424
IMI PLC	2,618	40,331
Ingersoll-Rand PLC	1,950	154,752
JTEKT Corp.	2,100	35,644
Kawasaki Heavy Industries Ltd.	13,000	40,738
Komatsu Ltd.	8,600	206,734

178	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kone Oyj – Class B(e)	3,153	$141,022
Kubota Corp.	10,000	159,125
Kurita Water Industries Ltd.	900	21,477
Makita Corp.	1,100	76,157
MAN SE	344	35,311
Metso Oyj	1,152	33,969
MINEBEA MITSUMI, Inc.	3,000	36,920
Mitsubishi Heavy Industries Ltd.	29,000	114,464
Nabtesco Corp.	1,000	27,792
NGK Insulators Ltd.	2,000	43,059
NSK Ltd.	4,000	57,029
PACCAR, Inc.	2,650	177,046
Parker-Hannifin Corp.	1,050	162,582
Pentair PLC	1,384	80,355
Sandvik AB	9,663	131,170
Schindler Holding AG	378	73,100
Schindler Holding AG (REG)	199	38,105
SKF AB – Class B	3,608	68,558
SMC Corp./Japan	600	169,811
Snap-on, Inc.	450	76,351
Stanley Black & Decker, Inc.	1,150	146,222
Sumitomo Heavy Industries Ltd.	5,000	35,338
THK Co., Ltd.	1,100	28,359
Volvo AB – Class B	13,972	182,051
Wartsila Oyj Abp(e)	1,353	69,472
Weir Group PLC (The)	2,040	47,659
Xylem, Inc./NY	1,350	64,962
Yangzijiang Shipbuilding Holdings Ltd.	16,000	10,555
Zardoya Otis SA	1,511	12,043

		5,352,808

Marine – 0.1%
AP Moller - Maersk A/S – Class A	37	57,342
AP Moller - Maersk A/S – Class B	63	102,439
Mitsui OSK Lines Ltd.	10,000	32,963
Nippon Yusen KK	14,000	30,860

		223,604

Professional Services – 0.3%
Adecco Group AG (REG)	1,507	108,363
Bureau Veritas SA	2,444	46,641
Capita PLC	6,023	42,095
Dun & Bradstreet Corp. (The)	300	31,662
Equifax, Inc.	900	117,999
Experian PLC	8,943	177,161
Intertek Group PLC	1,569	68,693
Nielsen Holdings PLC	2,738	121,458
Randstad Holding NV	1,092	63,598
Recruit Holdings Co., Ltd.	3,407	167,210

AB POOLING PORTFOLIOS •	179

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

RELX NV	9,329	$165,193
RELX PLC	10,034	187,402
Robert Half International, Inc.	950	45,828
SEEK Ltd.	2,732	32,845
SGS SA (REG)	53	112,607
Verisk Analytics, Inc. – Class A(b)	1,190	98,675
Wolters Kluwer NV	2,853	116,934

		1,704,364

Road & Rail – 0.6%
Aurizon Holdings Ltd.	19,023	74,640
Central Japan Railway Co.	1,337	218,867
ComfortDelGro Corp., Ltd.	19,000	33,427
CSX Corp.	7,250	352,060
DSV A/S	1,745	85,800
East Japan Railway Co.	3,100	280,451
Hankyu Hanshin Holdings, Inc.	2,000	67,006
JB Hunt Transport Services, Inc.	682	66,952
Kansas City Southern	800	70,904
Keikyu Corp.	4,000	44,048
Keio Corp.	5,000	39,327
Keisei Electric Railway Co., Ltd.	1,000	23,718
Kintetsu Group Holdings Co., Ltd.	16,000	59,450
MTR Corp., Ltd.	13,500	71,368
Nagoya Railroad Co., Ltd.(e)	8,000	36,698
Nippon Express Co., Ltd.	7,000	36,117
Norfolk Southern Corp.	2,250	272,317
Odakyu Electric Railway Co., Ltd.	2,500	49,424
Ryder System, Inc.	400	30,460
Tobu Railway Co., Ltd.	8,000	40,970
Tokyu Corp.	9,000	66,724
Union Pacific Corp.	6,400	690,816
West Japan Railway Co.	1,527	101,130

		2,812,674

Trading Companies & Distributors – 0.4%
AerCap Holdings NV(b)	1,553	70,351
Ashtead Group PLC	4,562	93,876
Brenntag AG	1,492	85,500
Bunzl PLC	3,196	89,452
Fastenal Co.	2,150	107,565
ITOCHU Corp.	14,000	202,740
Marubeni Corp.	15,000	97,108
MISUMI Group, Inc.	2,500	43,674
Mitsubishi Corp.	14,000	316,038
Mitsui & Co., Ltd.	15,800	241,859
Rexel SA	2,873	46,484
Sumitomo Corp.	11,000	147,853
Toyota Tsusho Corp.	2,000	59,642

180	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Travis Perkins PLC	2,270	$42,922
United Rentals, Inc.(b)	650	83,220
Wolseley PLC	2,399	146,377
WW Grainger, Inc.(e)	450	111,582

		1,986,243

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	5,925	86,805
Aena SA(a)	647	92,422
Aeroports de Paris	292	33,126
Atlantia SpA	3,742	87,616
Auckland International Airport Ltd.	7,954	42,003
Fraport AG Frankfurt Airport Services Worldwide	439	27,465
Groupe Eurotunnel SE (REG)	4,297	40,089
Hutchison Port Holdings Trust – Class U	43,600	16,558
Japan Airport Terminal Co., Ltd.	500	17,487
Kamigumi Co., Ltd.	2,039	19,132
Mitsubishi Logistics Corp.	1,000	14,361
SATS Ltd.	6,200	22,121
Sydney Airport	9,122	42,375
Transurban Group	18,447	156,004

		697,564

		32,839,945

Consumer Staples – 5.7%
Beverages – 1.2%
Anheuser-Busch InBev SA/NV	7,065	772,816
Asahi Group Holdings Ltd.	3,600	127,267
Brown-Forman Corp. – Class B	1,500	73,140
Carlsberg A/S – Class B	1,022	89,704
Coca-Cola Amatil Ltd.	4,782	37,547
Coca-Cola Co. (The)	29,550	1,239,918
Coca-Cola European Partners PLC	2,091	72,993
Coca-Cola HBC AG(b)	1,750	42,243
Constellation Brands, Inc. – Class A	1,350	214,394
Diageo PLC	23,368	658,857
Dr Pepper Snapple Group, Inc.	1,400	130,816
Heineken Holding NV	975	74,098
Heineken NV	2,144	177,067
Kirin Holdings Co., Ltd.	7,400	127,663
Molson Coors Brewing Co. – Class B	1,400	140,546
Monster Beverage Corp.(b)	3,180	131,779
PepsiCo, Inc.	11,000	1,214,180
Pernod Ricard SA	1,967	225,113
Remy Cointreau SA	244	21,692
Suntory Beverage & Food Ltd.	1,267	53,168
Treasury Wine Estates Ltd.(e)	6,793	62,059

		5,687,060

AB POOLING PORTFOLIOS •	181

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.0%
Aeon Co., Ltd.(e)	6,000	$89,459
Carrefour SA	5,214	124,556
Casino Guichard Perrachon SA	561	29,674
Colruyt SA	645	30,242
Costco Wholesale Corp.	3,350	593,553
CVS Health Corp.	8,150	656,727
Distribuidora Internacional de Alimentacion SA	5,197	28,805
FamilyMart UNY Holdings Co., Ltd.(e)	800	48,825
ICA Gruppen AB(e)	823	26,703
J Sainsbury PLC	15,093	50,101
Jeronimo Martins SGPS SA	2,415	38,856
Koninklijke Ahold Delhaize NV	11,809	251,379
Kroger Co. (The)	7,250	230,550
Lawson, Inc.	600	41,409
METRO AG(e)	1,646	51,011
Seven & i Holdings Co., Ltd.	7,000	274,122
Sundrug Co., Ltd.	400	26,335
Sysco Corp.	3,950	208,244
Tesco PLC(b)	75,791	177,111
Tsuruha Holdings, Inc.	400	37,008
Wal-Mart Stores, Inc.	11,600	822,788
Walgreens Boots Alliance, Inc.	6,550	565,789
Wesfarmers Ltd.	10,527	344,559
Whole Foods Market, Inc.	2,400	73,608
Wm Morrison Supermarkets PLC	20,416	61,352
Woolworths Ltd.(e)	11,793	232,751

		5,115,517

Food Products – 1.2%
Ajinomoto Co., Inc.	5,000	101,372
Archer-Daniels-Midland Co.	4,450	209,016
Aryzta AG(b)	855	27,656
Associated British Foods PLC	3,349	108,842
Barry Callebaut AG (REG)(b)	24	31,045
Calbee, Inc.	800	27,182
Campbell Soup Co.	1,350	80,123
Chocoladefabriken Lindt & Spruengli AG	10	56,703
Chocoladefabriken Lindt & Spruengli AG (REG)	1	64,778
Conagra Brands, Inc.	3,300	135,993
Danone SA	5,514	364,795
General Mills, Inc.	4,500	271,665
Golden Agri-Resources Ltd.	65,000	17,594
Hershey Co. (The)	1,050	113,767
Hormel Foods Corp.	2,050	72,263
JM Smucker Co. (The)	900	127,557
Kellogg Co.	1,900	140,733
Kerry Group PLC – Class A	1,493	114,672

182	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kikkoman Corp.	2,000	$60,274
Kraft Heinz Co. (The)	4,550	416,370
Marine Harvest ASA(b)	3,482	60,820
McCormick & Co., Inc./MD	900	88,578
Mead Johnson Nutrition Co. – Class A	1,400	122,906
MEIJI Holdings Co., Ltd.	1,100	88,068
Mondelez International, Inc. – Class A	11,750	516,060
Nestle SA (REG)	28,856	2,129,519
NH Foods Ltd.	2,000	53,415
Nisshin Seifun Group, Inc.	2,000	30,125
Nissin Foods Holdings Co., Ltd.	600	33,610
Orkla ASA	7,387	64,938
Tate & Lyle PLC	3,894	35,967
Toyo Suisan Kaisha Ltd.	1,000	36,724
Tyson Foods, Inc. – Class A	2,250	140,760
WH Group Ltd.(a)	74,700	58,321
Wilmar International Ltd.	17,000	44,080
Yakult Honsha Co., Ltd.	800	43,740
Yamazaki Baking Co., Ltd.	1,000	20,080

		6,110,111

Household Products – 0.8%
Church & Dwight Co., Inc.	1,968	98,085
Clorox Co. (The)	1,000	136,810
Colgate-Palmolive Co.	6,800	496,264
Henkel AG & Co. KGaA	987	106,503
Henkel AG & Co. KGaA (Preference Shares)	1,653	206,511
Kimberly-Clark Corp.	2,750	364,513
Lion Corp.	2,000	34,564
Procter & Gamble Co. (The)	20,250	1,844,167
Reckitt Benckiser Group PLC	5,902	535,900
Svenska Cellulosa AB SCA – Class B	5,651	173,339
Unicharm Corp.	3,700	83,258

		4,079,914

Personal Products – 0.5%
Beiersdorf AG	968	88,266
Coty, Inc. – Class A(e)	3,652	68,585
Estee Lauder Cos., Inc. (The) – Class A	1,700	140,845
Kao Corp.	4,700	242,777
Kose Corp.	309	26,508
L’Oreal SA	2,362	439,742
Pola Orbis Holdings, Inc.	250	23,894
Shiseido Co., Ltd.	3,500	92,071
Unilever NV	15,121	715,799
Unilever PLC	11,940	566,452

		2,404,939

AB POOLING PORTFOLIOS •	183

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.0%
Altria Group, Inc.	14,850	$1,112,562
British American Tobacco PLC	17,286	1,091,862
Imperial Brands PLC	8,943	420,994
Japan Tobacco, Inc.	10,199	341,210
Philip Morris International, Inc.	11,800	1,290,330
Reynolds American, Inc.	6,288	387,152
Swedish Match AB	1,789	55,658

		4,699,768

		28,097,309

Energy – 3.2%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	3,300	198,924
Halliburton Co.	6,500	347,490
Helmerich & Payne, Inc.	800	54,696
National Oilwell Varco, Inc.	2,850	115,197
Petrofac Ltd.	2,166	23,993
Saipem SpA(b)(e)	50,853	23,216
Schlumberger Ltd.	10,543	847,235
TechnipFMC PLC(b)	3,676	118,808
Tenaris SA	4,292	70,280
Transocean Ltd.(b)(e)	2,565	35,448

		1,835,287

Oil, Gas & Consumable Fuels – 2.8%
Anadarko Petroleum Corp.	3,850	248,902
Apache Corp.	2,850	149,882
BP PLC	174,163	982,047
Cabot Oil & Gas Corp.	3,500	76,650
Caltex Australia Ltd.	2,467	53,207
Chesapeake Energy Corp.(b)(e)	4,400	23,980
Chevron Corp.	14,350	1,614,375
Cimarex Energy Co.	733	92,153
Concho Resources, Inc.(b)	997	132,053
ConocoPhillips	9,400	447,158
Devon Energy Corp.	3,950	171,272
Enagas SA	2,060	50,540
Eni SpA	23,412	361,182
EOG Resources, Inc.	4,200	407,358
EQT Corp.	1,300	77,857
Exxon Mobil Corp.	31,503	2,561,824
Galp Energia SGPS SA	4,648	68,414
Hess Corp.	2,000	102,880
Idemitsu Kosan Co., Ltd.	800	25,777
Inpex Corp.	8,813	87,629
JX Holdings, Inc.	19,000	90,575
Kinder Morgan, Inc./DE	13,863	295,421

184	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke Vopak NV	688	$29,137
Lundin Petroleum AB(b)	1,830	37,458
Marathon Oil Corp.	6,400	102,400
Marathon Petroleum Corp.	4,000	198,400
Murphy Oil Corp.	1,200	33,948
Neste Oyj	1,217	42,360
Newfield Exploration Co.(b)	1,450	52,867
Noble Energy, Inc.	3,250	118,333
Occidental Petroleum Corp.	5,800	380,190
Oil Search Ltd.(e)	12,612	67,356
OMV AG	1,407	53,783
ONEOK, Inc.	1,550	83,778
Origin Energy Ltd.(b)	15,858	79,388
Phillips 66	3,550	277,574
Pioneer Natural Resources Co.	1,250	232,463
Range Resources Corp.	1,250	34,525
Repsol SA	10,051	148,687
Royal Dutch Shell PLC – Class A	40,110	1,037,957
Royal Dutch Shell PLC – Class B	34,728	940,038
Santos Ltd.(b)	14,813	43,061
Showa Shell Sekiyu KK	1,700	17,143
Snam SpA	22,207	88,431
Southwestern Energy Co.(b)	2,900	21,779
Statoil ASA	10,407	183,488
Tesoro Corp.	900	76,671
TonenGeneral Sekiyu KK	2,000	23,973
TOTAL SA	20,888	1,042,226
Valero Energy Corp.	3,550	241,222
Williams Cos., Inc. (The)	5,150	145,951
Woodside Petroleum Ltd.	6,978	167,381

		14,123,104

		15,958,391

Materials – 2.8%
Chemicals – 1.6%
Air Liquide SA	3,615	390,677
Air Products & Chemicals, Inc.	1,500	210,705
Air Water, Inc.	1,000	19,009
Akzo Nobel NV	2,317	155,345
Albemarle Corp.	861	87,400
Arkema SA	676	65,531
Asahi Kasei Corp.	11,000	107,192
BASF SE	8,517	792,369
CF Industries Holdings, Inc.	1,750	54,985
Chr Hansen Holding A/S	905	53,961
Covestro AG(a)	698	52,524
Croda International PLC	1,214	52,849
Daicel Corp.	2,000	24,278

AB POOLING PORTFOLIOS •	185

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Dow Chemical Co. (The)	8,500	$529,210
Eastman Chemical Co.	1,100	88,275
Ecolab, Inc.	2,000	247,940
EI du Pont de Nemours & Co.	6,650	522,291
EMS-Chemie Holding AG (REG)	79	44,950
Evonik Industries AG	1,501	48,136
FMC Corp.	1,000	57,620
Frutarom Industries Ltd.	356	20,191
FUCHS PETROLUB SE (Preference Shares)	705	32,613
Givaudan SA (REG)	87	157,990
Hitachi Chemical Co., Ltd.	1,000	28,217
Incitec Pivot Ltd.	14,088	39,609
International Flavors & Fragrances, Inc.	600	75,420
Israel Chemicals Ltd.	4,259	18,147
Johnson Matthey PLC	1,868	71,032
JSR Corp.	1,800	30,787
K&S AG (REG)(e)	1,810	42,271
Kaneka Corp.	2,000	15,645
Kansai Paint Co., Ltd.(e)	2,000	38,936
Koninklijke DSM NV	1,715	112,734
Kuraray Co., Ltd.	3,000	45,578
LANXESS AG	872	59,167
Linde AG	1,744	283,195
LyondellBasell Industries NV – Class A	2,590	236,312
Mitsubishi Chemical Holdings Corp.	12,500	96,115
Mitsubishi Gas Chemical Co., Inc.	1,500	31,621
Mitsui Chemicals, Inc.	8,000	40,710
Monsanto Co.	3,300	375,639
Mosaic Co. (The)	2,650	82,654
Nippon Paint Holdings Co., Ltd.	2,000	64,597
Nissan Chemical Industries Ltd.	1,000	32,248
Nitto Denko Corp.	1,600	134,702
Novozymes A/S – Class B	2,115	81,314
Orica Ltd.	3,503	49,075
PPG Industries, Inc.	2,000	204,860
Praxair, Inc.	2,150	255,227
Sherwin-Williams Co. (The)	600	185,124
Shin-Etsu Chemical Co., Ltd.	3,600	304,910
Sika AG	20	112,555
Solvay SA	717	83,436
Sumitomo Chemical Co., Ltd.	14,000	78,099
Symrise AG	1,185	73,643
Syngenta AG (REG)	869	374,556
Taiyo Nippon Sanso Corp.	1,000	12,423
Teijin Ltd.	1,600	30,618
Toray Industries, Inc.	13,000	116,412
Umicore SA	891	46,905
Yara International ASA	1,645	62,450

		7,842,984

186	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
Boral Ltd.	9,006	$40,433
CRH PLC	7,787	263,252
Fletcher Building Ltd.	5,766	40,058
HeidelbergCement AG	1,390	129,775
Imerys SA	373	30,113
James Hardie Industries PLC	4,050	60,435
LafargeHolcim Ltd. (REG)(b)	4,219	239,966
Martin Marietta Materials, Inc.	498	107,543
Taiheiyo Cement Corp.	11,000	38,624
Vulcan Materials Co.	1,000	120,610

		1,070,809

Containers & Packaging – 0.1%
Amcor Ltd./Australia	10,496	112,971
Avery Dennison Corp.	650	52,462
Ball Corp.	1,050	77,206
International Paper Co.	3,100	163,370
Sealed Air Corp.	1,450	67,396
Toyo Seikan Group Holdings Ltd.	1,500	27,186
WestRock Co.	1,910	102,605

		603,196

Metals & Mining – 0.8%
Alumina Ltd.(e)	20,440	28,846
Anglo American PLC(b)	13,033	204,637
Antofagasta PLC	3,292	33,081
ArcelorMittal (Euronext Amsterdam)(b)	16,670	146,684
BHP Billiton Ltd.	29,822	564,473
BHP Billiton PLC	19,516	314,558
Boliden AB	2,552	77,710
Fortescue Metals Group Ltd.	14,328	72,537
Freeport-McMoRan, Inc.(b)	9,500	127,300
Fresnillo PLC	2,126	39,011
Glencore PLC(b)	113,447	452,264
Hitachi Metals Ltd.	2,000	28,468
JFE Holdings, Inc.	4,800	90,737
Kobe Steel Ltd.(b)	2,800	27,169
Maruichi Steel Tube Ltd.	500	15,837
Mitsubishi Materials Corp.	1,000	33,201
Newcrest Mining Ltd.	6,947	117,679
Newmont Mining Corp.	4,000	136,960
Nippon Steel & Sumitomo Metal Corp.	7,200	176,988
Norsk Hydro ASA	12,469	70,595
Nucor Corp.	2,400	150,168
Randgold Resources Ltd.	898	82,584
Rio Tinto Ltd.	3,983	188,836
Rio Tinto PLC	11,517	472,038
South32 Ltd.	48,996	93,282

AB POOLING PORTFOLIOS •	187

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Metal Mining Co., Ltd.	4,000	$55,570
thyssenkrupp AG(e)	3,334	83,221
voestalpine AG	1,089	45,756

		3,930,190

Paper & Forest Products – 0.1%
Mondi PLC	3,328	77,568
Oji Holdings Corp.	7,000	33,529
Stora Enso Oyj – Class R	5,117	54,877
UPM-Kymmene Oyj	5,056	119,911

		285,885

		13,733,064

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	46,792	1,955,438
Bezeq The Israeli Telecommunication Corp., Ltd.	17,319	30,931
BT Group PLC	78,241	316,177
CenturyLink, Inc.(e)	4,150	100,679
Deutsche Telekom AG (REG)	30,355	524,149
Elisa Oyj	1,320	43,977
Frontier Communications Corp.(e)	8,890	26,048
HKT Trust & HKT Ltd. – Class SS	22,100	29,480
Iliad SA	245	50,808
Inmarsat PLC	3,757	33,196
Koninklijke KPN NV	31,440	88,848
Level 3 Communications, Inc.(b)	2,189	125,320
Nippon Telegraph & Telephone Corp.	6,400	270,716
Orange SA	18,333	276,232
PCCW Ltd.	39,000	23,776
Proximus SADP	1,432	42,102
SFR Group SA(b)	817	23,819
Singapore Telecommunications Ltd.	73,000	204,600
Spark New Zealand Ltd.	15,278	39,483
Swisscom AG (REG)	246	108,285
TDC A/S(b)	6,780	36,431
Telecom Italia SpA/Milano (ordinary shares)(b)	91,758	74,050
Telecom Italia SpA/Milano (savings shares)(b)	50,334	33,369
Telefonica Deutschland Holding AG	6,209	27,226
Telefonica SA	43,177	439,540
Telenor ASA	6,804	110,942
Telia Co. AB	23,545	94,535
Telstra Corp., Ltd.	38,778	143,225
TPG Telecom Ltd.(e)	2,834	13,542
Verizon Communications, Inc.	30,970	1,537,041
Vocus Group Ltd.(e)	4,201	14,092

		6,838,057

188	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.4%
KDDI Corp.	17,008	$444,462
Millicom International Cellular SA	637	34,702
NTT DOCOMO, Inc.	12,846	305,194
SoftBank Group Corp.	8,900	663,984
StarHub Ltd.	5,000	10,262
Tele2 AB – Class B	3,355	29,957
Vodafone Group PLC	246,710	617,852

		2,106,413

		8,944,470

Utilities – 1.7%
Electric Utilities – 1.0%
Alliant Energy Corp.	1,741	68,735
American Electric Power Co., Inc.	3,700	247,789
AusNet Services	14,770	18,337
Cheung Kong Infrastructure Holdings Ltd.	6,000	49,402
Chubu Electric Power Co., Inc.	6,000	79,141
Chugoku Electric Power Co., Inc. (The)	2,500	27,566
CLP Holdings Ltd.	15,000	152,565
Contact Energy Ltd.	6,015	21,174
DONG Energy A/S(a)(b)	780	28,672
Duke Energy Corp.	5,208	429,920
Edison International	2,450	195,363
EDP – Energias de Portugal SA	20,987	64,882
Electricite de France SA(e)	2,084	20,431
Endesa SA	2,904	61,766
Enel SpA	70,699	303,418
Entergy Corp.	1,350	103,491
Eversource Energy	2,400	140,784
Exelon Corp.	6,982	256,309
FirstEnergy Corp.	3,200	103,776
Fortum Oyj	4,025	61,718
HK Electric Investments & HK Electric Investments Ltd. – Class SS(a)(e)	22,100	19,362
Hokuriku Electric Power Co.(e)	1,500	14,838
Iberdrola SA	50,140	332,918
Kansai Electric Power Co., Inc. (The)(b)	6,500	72,086
Kyushu Electric Power Co., Inc.	3,900	43,465
Mercury NZ Ltd.(e)	5,845	13,262
NextEra Energy, Inc.	3,500	458,500
PG&E Corp.	3,750	250,312
Pinnacle West Capital Corp.	850	69,862
Power Assets Holdings Ltd.	12,500	112,139
PPL Corp.	5,100	188,088
Red Electrica Corp. SA	3,924	70,836
Southern Co. (The)	7,100	360,822
SSE PLC	9,361	178,854

AB POOLING PORTFOLIOS •	189

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Terna Rete Elettrica Nazionale SpA	13,661	$63,250
Tohoku Electric Power Co., Inc.	4,200	53,982
Tokyo Electric Power Co. Holdings, Inc.(b)	13,400	51,463
Xcel Energy, Inc.	3,850	168,284

		4,957,562

Gas Utilities – 0.1%
APA Group	10,098	65,481
Gas Natural SDG SA	3,178	61,770
Hong Kong & China Gas Co., Ltd.	70,387	135,303
Osaka Gas Co., Ltd.	17,000	65,655
Toho Gas Co., Ltd.	3,000	21,623
Tokyo Gas Co., Ltd.	18,000	81,929

		431,761

Independent Power and Renewable Electricity Producers – 0.0%
AES Corp./VA	5,000	57,600
Electric Power Development Co., Ltd.	1,400	32,922
Meridian Energy Ltd.	10,701	20,814
NRG Energy, Inc.	2,350	38,916

		150,252

Multi-Utilities – 0.6%
AGL Energy Ltd.	6,115	113,022
Ameren Corp.	1,800	98,442
CenterPoint Energy, Inc.	3,250	88,790
Centrica PLC	49,169	138,509
CMS Energy Corp.	2,100	93,492
Consolidated Edison, Inc.	2,300	177,192
Dominion Resources, Inc./VA	4,700	364,908
DTE Energy Co.	1,350	136,863
DUET Group	22,392	47,172
E.ON SE	18,134	140,658
Engie SA	13,547	165,751
Innogy SE(a)(b)	1,277	45,862
National Grid PLC	34,924	424,270
NiSource, Inc.	2,400	57,384
Public Service Enterprise Group, Inc.	3,800	174,724
RWE AG(b)	4,435	63,160
SCANA Corp.	1,100	76,285
Sempra Energy	1,800	198,522
Suez	3,029	45,418
United Utilities Group PLC	6,180	75,098
Veolia Environnement SA	4,440	72,762
WEC Energy Group, Inc.	2,395	144,347

		2,942,631

190	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 0.0%
American Water Works Co., Inc.	1,354	$105,612
Severn Trent PLC	2,132	61,873

		167,485

		8,649,691

Health Care Equipment & Services – 0.0%
Health Care Facilities – 0.0%
Chartwell Retirement Residences	4,060	47,900

Consumer Services – 0.0%
Hotels, Resorts & Cruise Lines – 0.0%
Pandox AB	1,126	17,763

Total Common Stocks (cost $216,438,937)		303,096,718

INVESTMENT COMPANIES – 10.0%
Funds and Investment Trusts – 10.0%
F&C Commercial Property Trust Ltd.	11,273	19,429
F&C UK Real Estate Investment Ltd.	5,110	6,531
iShares International Developed Real Estate ETF(e)(f)	354,899	9,766,820
Kennedy Wilson Europe Real Estate PLC	2,150	25,878
MedicX Fund Ltd.	8,425	9,226
Picton Property Income Ltd. (The)	11,582	11,785
Schroder Real Estate Investment Trust Ltd.	11,079	8,283
SPDR S&P MidCap 400 ETF Trust(f)	95,010	29,895,847
Standard Life Investment Property Income Trust Ltd.	8,122	8,718
UK Commercial Property Trust Ltd./fund(e)	14,183	14,563
Vanguard REIT ETF(e)(f)	115,888	9,880,611

Total Investment Companies (cost $49,384,065)		49,647,691

SHORT-TERM INVESTMENTS – 28.4%
Investment Companies – 24.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(f)(g) (cost $120,927,510)	120,927,510	120,927,510

AB POOLING PORTFOLIOS •	191

AB Volatility Management Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 4.0%
U.S. Treasury Bill Zero Coupon, 4/06/17(h)	$10,000	$9,994,900
Zero Coupon, 5/04/17(i)	10,000	9,991,262

Total U.S. Treasury Bills (cost $19,986,162)		19,986,162

Total Short-Term Investments (cost $140,913,672)		140,913,672

	Shares
Total Investments Before Security Lending Collateral – 99.6% (cost $406,736,674)		493,658,081

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.39%(f)(g) (cost $9,742,323)	9,742,323	9,742,323

Total Investments – 101.6% (cost $416,478,997)		503,400,404
Other assets less liabilities – (1.6)%		(7,995,412)

Net Assets – 100.0%		$495,404,992

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	700	March 2017	$23,795,336	$24,650,107	$854,771
FTSE 100 Index Futures	182	March 2017	15,580,486	16,408,024	827,538
MINI MSCI EAFE Futures	6	March 2017	509,183	523,650	14,467
S&P 500 E-Mini Futures	397	March 2017	46,405,934	46,901,580	495,646
TOPIX Index Futures	65	March 2017	8,921,743	8,875,339	(46,404)
Sold Contracts
Hang Seng Index Futures	32	March 2017	4,974,444	4,893,429	81,015
SPI 200 Futures	92	March 2017	9,778,654	10,023,223	(244,569)

					$1,982,464

192	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,442	GBP	1,164	3/16/17	$3,068
Barclays Bank PLC	USD	16,393	CAD	21,437	6/15/17	(236,117)
BNP Paribas SA	AUD	15,287	USD	11,176	3/16/17	(540,674)
BNP Paribas SA	GBP	9,156	USD	11,429	3/16/17	63,877
BNP Paribas SA	JPY	84,584	USD	768	3/16/17	15,224
BNP Paribas SA	USD	12,267	AUD	15,968	3/16/17	(27,935)
BNP Paribas SA	USD	11,112	CHF	11,263	3/16/17	110,573
BNP Paribas SA	USD	11,040	JPY	1,156,933	3/16/17	(736,817)
BNP Paribas SA	USD	12,863	JPY	1,496,069	3/16/17	460,660
BNP Paribas SA	USD	6,353	NOK	54,460	3/16/17	143,987
BNP Paribas SA	USD	16,274	SEK	147,105	3/16/17	33,888
BNP Paribas SA	USD	4,695	AUD	6,123	6/15/17	(10,502)
Brown Brothers Harriman & Co.	JPY	1,176,301	USD	10,629	3/16/17	153,186
Brown Brothers Harriman & Co.	USD	5,673	JPY	595,996	3/16/17	(365,485)
Citibank, NA	CHF	2,875	USD	2,869	3/16/17	3,984
Credit Suisse International	CHF	20,724	USD	20,511	3/16/17	(138,902)
Credit Suisse International	EUR	11,314	USD	11,996	3/16/17	2,651
Credit Suisse International	NOK	54,460	USD	6,521	3/16/17	24,534
Credit Suisse International	SEK	73,093	USD	8,096	3/16/17	(7,502)
Credit Suisse International	USD	12,778	CAD	16,954	3/16/17	(12,298)
Credit Suisse International	USD	922	SEK	8,387	3/16/17	7,684
Goldman Sachs Bank USA	JPY	1,532,113	USD	13,887	3/16/17	242,213
Goldman Sachs Bank USA	USD	1,788	EUR	1,679	3/16/17	(8,877)
Goldman Sachs Bank USA	USD	12,836	GBP	10,224	3/16/17	(145,739)
JPMorgan Chase Bank, NA	GBP	5,759	USD	7,123	3/16/17	(24,825)
JPMorgan Chase Bank, NA	SEK	48,710	USD	5,321	3/16/17	(78,976)
JPMorgan Chase Bank, NA	USD	776	CHF	780	3/16/17	1,697
JPMorgan Chase Bank, NA	USD	1,793	EUR	1,679	3/16/17	(13,169)
JPMorgan Chase Bank, NA	USD	5,557	NZD	7,730	6/15/17	(6,113)
Morgan Stanley & Co., Inc.	USD	8,366	EUR	7,508	3/16/17	(407,411)
Morgan Stanley & Co., Inc.	USD	563	GBP	463	3/16/17	11,226
Morgan Stanley & Co., Inc.	USD	3,956	GBP	3,173	3/16/17	(17,846)
Royal Bank of Scotland PLC	EUR	2,463	USD	2,606	3/16/17	(5,008)
Royal Bank of Scotland PLC	EUR	4,130	USD	4,385	6/15/17	(12,383)
Standard Chartered Bank	USD	1,822	EUR	1,708	3/16/17	(11,759)
Standard Chartered Bank	USD	1,568	JPY	174,935	6/15/17	(3,508)
State Street Bank & Trust Co.	AUD	1,432	USD	1,055	3/16/17	(42,766)
State Street Bank & Trust Co.	EUR	1,116	USD	1,192	3/16/17	9,241
State Street Bank & Trust Co.	GBP	843	USD	1,071	3/16/17	24,758
State Street Bank & Trust Co.	JPY	327,005	USD	2,856	3/16/17	(56,370)
State Street Bank & Trust Co.	USD	576	AUD	751	3/16/17	(691)
State Street Bank & Trust Co.	USD	597	CHF	602	3/16/17	2,217
State Street Bank & Trust Co.	USD	2,470	EUR	2,320	3/16/17	(10,851)
State Street Bank & Trust Co.	USD	1,874	JPY	219,290	3/16/17	79,006
State Street Bank & Trust Co.	EUR	4,787	USD	5,082	6/15/17	(14,616)

						$(1,543,466)

AB POOLING PORTFOLIOS •	193

AB Volatility Management Portfolio—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
MSCI Emerging Markets Index	101,521	LIBOR Plus 0.38%	$42,138	11/15/17	$(234,259)
UBS AG
Russell 2000 Total Return Index	3,266	LIBOR Minus 0.40%	22,291	2/15/18	(273,559)

					$(507,818)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate market value of these securities amounted to $607,306 or 0.1% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(f)	To obtain a copy of the Underlying Portfolios’ shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TOPIX – Tokyo Price Index

See notes to financial statements.

194	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2017 (unaudited)

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $244,536,130, $198,860,771 and $230,772,257, respectively)(a)	$309,200,732		$293,308,084		$254,871,833
Affiliated issuers (cost $0, $17,869,810 and $4,589,026,—including investment of cash collateral for securities loaned of $0, $0 and $1,683,950, respectively)	– 0	–	17,869,810		4,589,026
Foreign currencies, at value (cost $0, $0 and $552,175, respectively)	– 0	–	– 0	–	550,355
Receivable for investment securities sold	1,858,016		823,623		7,324,309
Unaffiliated dividends and interest receivable	708,272		73,472		1,404,020
Due from custodian	62,428		59,353		44,059
Other receivable	23,273		– 0	–	4,525
Receivable due from Adviser	1,089		9,623		2,362
Affiliated dividends receivable	156		5,626		699
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	285,514

Total assets	311,853,966		312,149,591		269,076,702

Liabilities
Due to custodian	618,814		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	479,723		– 0	–	– 0	–
Administrative fee payable	5,189		5,189		4,851
Payable for investment securities purchased and foreign currency transactions	– 0	–	1,374,196		7,494,271
Payable for collateral received on securities loaned	– 0	–	– 0	–	1,683,950
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	319,453
Accrued expenses	58,567		52,959		82,311

Total liabilities	1,162,293		1,432,344		9,584,836

Net Assets	$310,691,673		$310,717,247		$259,491,866

See notes to financial statements.

AB POOLING PORTFOLIOS •	195

Statement of Assets & Liabilities

	AB U.S. Value	AB U.S. Large Cap Growth	AB International Value
Composition of Net Assets
Paid-in capital	$516,927,216	$210,278,375	$686,370,165
Undistributed net investment income	1,073,099	267,953	1,670,685
Accumulated net realized gain (loss) on investment and foreign currency transactions	(271,973,244)	5,723,606	(452,589,657)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	64,664,602	94,447,313	24,040,673

Net Assets	$310,691,673	$310,717,247	$259,491,866

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	21,285,670	33,937,719	35,387,409

Net Asset Value	$14.60	$9.16	$7.33

(a)	Includes securities on loan with a value of $0, $0 and $1,564,144, respectively (see Note D).

See notes to financial statements.

196	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $220,212,004, $65,133,749 and $240,930,539, respectively)(a)	$254,839,998		$64,981,398		$238,930,309
Affiliated issuers (cost $2,293,871, $0 and $0,—including investment of cash collateral for securities loaned of $1,748,351, $0 and $0, respectively)	2,293,871		– 0	–	– 0	–
Cash	– 0	–	2,011,060		7,019,691
Cash collateral due from broker	– 0	–	73,633		300,489
Foreign currencies, at value (cost—$5,751,767 and $35,856, respectively)	– 0	–	5,739,669		35,668
Receivable for investment securities sold	1,200,647		– 0	–	1,662,178
Unrealized appreciation of forward currency exchange contracts	1,120,213		8,081		1,177,361
Unaffiliated dividends and interest receivable	1,032,848		160,940		1,910,657
Due from custodian	45,998		44,802		62,179
Receivable due from Adviser	3,312		147,304		– 0	–
Affiliated dividends receivable	330		– 0	–	– 0	–
Other receivable	– 0	–	2,899		1,901

Total assets	260,537,217		73,169,786		251,100,433

Liabilities
Due to custodian	861,329		– 0	–	– 0	–
Payable for collateral received on securities loaned	1,748,351		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	404,099		22,466		818,090
Administrative fee payable	6,194		4,066		6,573
Payable for investment securities purchased and foreign currency transactions	– 0	–	1,433,735		6,047,830
Upfront premiums received on credit default swaps	– 0	–	55,994		– 0	–
Payable for variation margin on exchange-traded derivatives	– 0	–	1,973		5,235
Payable for shares of beneficial interest redeemed	– 0	–	246,913		133,265
Swaptions written, at value (premiums received $0, $4,291 and $0, respectively)	– 0	–	4,488		– 0	–
Unrealized depreciation on credit default swaps	– 0	–	42,746		– 0	–
Accrued expenses	72,749		51,479		91,306

Total liabilities	3,092,722		1,863,860		7,102,299

Net Assets	$257,444,495		$71,305,926		$243,998,134

See notes to financial statements.

AB POOLING PORTFOLIOS •	197

Statement of Assets & Liabilities

	AB International Growth	AB Short Duration Bond	AB Global Core Bond
Composition of Net Assets
Paid-in capital	$579,346,695	$142,101,398	$258,495,988
Distributions in excess of net investment income	(2,528,436)	(97,667)	(14,208,646)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(354,685,253)	(70,498,780)	1,467,711
Net unrealized appreciation/ (depreciation) on investments and foreign currency denominated assets and liabilities	35,311,489	(199,025)	(1,756,919)

Net Assets	$257,444,495	$71,305,926	$243,998,134

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	30,959,279	7,636,996	24,900,692

Net Asset Value	$8.32	$9.34	$9.80

(a) Includes securities on loan with a value of $1,631,307 for the AB International Growth

See notes to financial statements.

198	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB Small-Mid Cap Value		AB Small-Mid Cap Growth
Assets
Investments in securities, at value
Unaffiliated issuers (cost $125,769,210, $68,214,139 and $66,690,601, respectively)	$126,991,468		$88,010,313		$89,536,360
Affiliated issuers (cost $0, $2,565,150 and $2,106,856, respectively)	– 0	–	2,565,150		2,106,856
Cash	2,268,303		– 0	–	– 0	–
Cash collateral due from broker	72,164		– 0	–	– 0	–
Foreign currencies, at value (cost $4,688,534, $0 and $0, respectively)	4,714,552		– 0	–	– 0	–
Interest receivable	375,366		43,165		12,913
Unrealized appreciation on inflation swaps	223,947		– 0	–	– 0	–
Receivable due from Adviser	185,328		581		589
Unrealized appreciation of forward currency exchange contracts	82,651		– 0	–	– 0	–
Due from custodian	36,022		27,085		27,197
Unrealized appreciation on credit default swaps	12,557		– 0	–	– 0	–
Receivable for variation margin on exchange-traded derivatives	4,326		– 0	–	– 0	–
Receivable for investment securities sold	6		– 0	–	470,921
Affiliated dividends receivable	– 0	–	448		365

Total assets	134,966,690		90,646,742		92,155,201

Liabilities
Payable reverse repurchase agreements	36,256,567		– 0	–	– 0	–
Upfront premiums received on credit default swaps	118,329		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	112,955		– 0	–	65,943
Unrealized depreciation on credit default swaps	100,327		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	95,007		– 0	–	– 0	–
Custody fee payable	53,884		11,908		18,750
Payable for variation margin on exchange-traded derivatives	26,992		– 0	–	– 0	–
Legal fee payable	17,938		18,168		18,934
Audit and tax fee payable	12,534		5,976		5,976
Administrative fee payable	8,126		6,126		10,307
Printing fee payable	1,676		2,492		2,216
Payable for investment securities purchased	– 0	–	– 0	–	1,027,661
Swaptions written, at value (premiums received $5,874, $0 and $0, respectively)	6,142		– 0	–	– 0	–
Accrued expenses	11,313		2,019		4,397

Total liabilities	36,821,790		46,689		1,154,184

Net Assets	$98,144,900		$90,600,053		$91,001,017

See notes to financial statements.

AB POOLING PORTFOLIOS •	199

Statement of Assets & Liabilities

	AB Bond Inflation Protection	AB Small-Mid Cap Value	AB Small-Mid Cap Growth
Composition of Net Assets
Paid-in capital	$107,437,069	$65,991,191	$66,314,528
Undistributed net investment income	1,218,638	21,508	18,540
Accumulated net realized gain (loss) on investment and foreign currency transactions	(11,548,091)	4,791,180	1,822,190
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,037,284	19,796,174	22,845,759

Net Assets	$98,144,900	$90,600,053	$91,001,017

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	10,364,122	8,458,678	9,860,942

Net Asset Value	$9.47	$10.71	$9.23

See notes to financial statements.

200	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Multi-Asset Real Return*		AB Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $757,064,974 and $285,809,164, respectively)(a)	$768,724,674		$372,730,571
Affiliated issuers (cost $60,828,429 and $130,669,833,—including investment of cash collateral for securities loaned of $23,294,918 and $9,742,323, respectively)	60,828,429		130,669,833
Cash collateral due from broker	6,798,886		5,838,818
Foreign currencies, at value (cost $11,936,566 and $2,295,246, respectively)	11,899,592		2,255,242
Unrealized appreciation of forward currency exchange contracts	12,468,129		1,393,674
Unrealized appreciation on inflation swaps	8,974,666		– 0	–
Receivable for investment securities sold and foreign currency transactions	6,548,362		2,047,418
Unaffiliated dividends and interest receivable	2,181,969		1,415,911
Unrealized appreciation on total return swaps	1,432,252		– 0	–
Receivable for variation margin on exchange-traded derivatives	713,428		– 0	–
Receivable for terminated total return swaps	567,672		– 0	–
Receivable for shares of beneficial interest sold	58,219		128,410
Due from custodian	51,281		35,002
Receivable due from Adviser	27,097		23,147
Affiliated dividends receivable	10,734		44,293
Other receivable	9,114		11

Total assets	881,294,504		516,582,330

Liabilities
Due to custodian	28,596,346		– 0	–
Payable for collateral received on securities loaned	23,294,918		9,742,323
Unrealized depreciation of forward currency exchange contracts	11,599,694		2,937,140
Cash collateral due to broker	6,973,206		230,000
Payable for investment securities purchased and foreign currency transactions	5,197,160		239,993
Unrealized depreciation on total return swaps	1,380,268		507,818
Payable for terminated total return swaps	490,957		54,513
Unrealized depreciation on inflation swaps	61,071		– 0	–
Administrative fee payable	6,670		8,826
Transfer Agent fee payable	904		– 0	–
Payable for variation margin on exchange-traded derivatives	– 0	–	5,757,385
Payable for shares of beneficial interest redeemed	– 0	–	1,463,563
Accrued expenses and other liabilities	330,019		235,777

Total liabilities	77,931,213		21,177,338

Net Assets	$803,363,291		$495,404,992

See notes to financial statements.

AB POOLING PORTFOLIOS •	201

Statement of Assets & Liabilities

	AB Multi-Asset Real Return*	AB Volatility Management
Composition of Net Assets
Paid-in capital	$1,170,975,627	$398,231,062
Distributions in excess of net investment income	(3,474,502)	334,766
Accumulated net realized gain (loss) on investment and foreign currency transactions	(385,378,838)	10,035,869
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	21,241,004	86,803,295

Net Assets	$803,363,291	$495,404,992

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	181,435,078	53,243,463

Net Asset Value	$4.43	$9.30

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $22,471,468 and $9,296,324, respectively (see Note D).

See notes to financial statements.

202	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2017 (unaudited)

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $17,386, $0 and $233,116, respectively)	$3,329,837		$1,078,962		$2,284,419
Affiliated issuers	7,422		34,838		9,233
Securities lending income	5,362		0		69,402
Other income(a)	62,428		59,353		44,059

Total income	3,405,049		1,173,153		2,407,113

Expenses
Custodian	38,159		38,721		47,252
Legal	21,325		21,385		14,834
Administrative	19,724		19,724		16,601
Trustees’ fees	12,900		12,900		7,911
Audit and tax	6,059		6,059		2,790
Printing	1,424		1,503		2,090
Registration fees	– 0	–	128		– 0	–
Miscellaneous	1,323		1,429		4,355

Total expenses	100,914		101,849		95,833
Less: expenses waived and reimbursed by the Adviser (see Notes B and D)	(4,195)		(20,730)		(4,484)

Net expenses	96,719		81,119		91,349

Net investment income	3,308,330		1,092,034		2,315,764

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	17,276,910		13,824,595		3,033,215
Futures	– 0	–	– 0	–	29,585
Foreign currency transactions	– 0	–	– 0	–	741,784
Net change in unrealized appreciation/depreciation of:
Investments	13,416,418		9,572,618		11,888,658
Futures	– 0	–	– 0	–	(24,720)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(173,632)

Net gain on investment and foreign currency transactions	30,693,328		23,397,213		15,494,890

Net Increase in Net Assets from Operations	$34,001,658		$24,489,247		$17,810,654

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

AB POOLING PORTFOLIOS •	203

Statement of Operations

	AB International Growth		AB Short Duration Bond			AB Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $171,869, $0 and $0, respectively)	$1,268,335		$	– 0	–	$	– 0	–
Affiliated issuers	16,184			– 0	–		– 0	–
Interest (net of foreign taxes withheld of $0, $X and $X, respectively)	– 0	–		395,682			3,139,828
Securities lending income	150,598			– 0	–		– 0	–
Other income(a)	45,998			44,802			62,544

Total income	1,481,115			440,484			3,202,372

Expenses
Custodian	55,581			37,886			81,888
Legal	21,245			21,133			22,578
Administrative	21,205			20,690			23,856
Trustees’ fees	12,901			13,147			13,165
Audit and tax	8,760			6,944			6,941
Printing	1,465			62			– 0	–
Registration fees	– 0	–		– 0	–		105
Miscellaneous	2,722			9,632			17,482

Total expenses	123,879			109,494			166,015
Less: expenses waived and reimbursed by the Adviser (see Notes B and D)	(8,116)			(83,655)			– 0	–

Net expenses	115,763			25,839			166,015

Net investment income	1,365,352			414,645			3,036,357

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,427,585	(b)		422,404			1,262,335
Futures	– 0	–		(111,409)			1,090,038
Swaptions written	– 0	–		1,498			– 0	–
Swaps	– 0	–		10,188			– 0	–
Foreign currency transactions	1,949,116			64,474			1,095,115
Net change in unrealized appreciation/depreciation of:
Investments	(4,161,624	)(c)		(277,645)			(11,255,367)
Futures	– 0	–		38,233			132,263
Swaptions written	– 0	–		(197)			– 0	–
Swaps	– 0	–		(35,859)			– 0	–
Foreign currency denominated assets and liabilities	(1,525,156)			65,021			540,224
Net gain (loss) on investment and foreign currency transactions	(1,310,079)			176,708			(7,135,392)
Contributions from Affiliates (see Note B)	– 0	–		1,859			9,284

Net Increase (Decrease) in Net Assets from Operations	$55,273			$593,212			$(4,089,751)

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

(b)	Net of foreign capital gains taxes of $110,739.

(c)	Net of decrease in accrued foreign capital gains taxes of $106,538.

See notes to financial statements.

204	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Bond Inflation Protection		AB Small-Mid Cap Value			AB Small-Mid Cap Growth
Investment Income
Interest	$929,631		$	– 0	–	$	– 0	–
Dividends
Unaffiliated issuers	– 0	–		527,150			476,052
Affiliated issuers	– 0	–		2,174			2,462
Other income(a)	36,022			27,085			27,197

Total income	965,653			556,409			505,711

Expenses
Custodian	62,753			28,443			32,305
Administrative	27,858			22,654			33,842
Legal	20,027			20,257			21,789
Audit and tax	14,153			6,343			6,287
Trustees’ fees	13,184			13,165			16,296
Registration fees	77			– 0	–		63
Printing	– 0	–		980			1,808
Miscellaneous	33,003			12			206

Total expenses before interest expense	171,055			91,854			112,596
Interest expense	144,551			– 0	–		– 0	–

Total expenses	315,606			91,854			112,596
Less: expenses waived and reimbursed by the Adviser (see Notes B and D)	(121,322)			(1,342)			(1,545)

Net expenses	194,284			90,512			111,051

Net investment income	771,369			465,897			394,660

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	448,130			7,566,822			4,139,643
Futures	(224,116)			– 0	–		– 0	–
Options written	3,000			– 0	–		– 0	–
Swaptions written	7,795			– 0	–		– 0	–
Swaps	100,981			– 0	–		– 0	–
Foreign currency transactions	(778,047)			– 0	–		– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(541,374)			4,439,797			3,976,401
Futures	47,644			– 0	–		– 0	–
Swaptions written	(268)			– 0	–		– 0	–
Swaps	880,461			– 0	–		– 0	–
Foreign currency denominated assets and liabilities	570,246			– 0	–		– 0	–

Net gain on investment and foreign currency transactions	514,452			12,006,619			8,116,044

Contributions from Affiliates (see Note B)	718			– 0	–		– 0	–

Net Increase in Net Assets from Operations	$1,286,539			$12,472,516			$8,510,704

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

AB POOLING PORTFOLIOS •	205

Statement of Operations

	AB Multi-Asset Real Return*		AB Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $375,589 and $94,000, respectively)	$10,740,175		$4,164,678
Affiliated issuers	101,153		276,384
Interest	(133,130	)**	30,341
Securities lending income	323,942		53,945
Other income(a)	– 0	–	35,002

Total income	11,032,140		4,560,350

Expenses
Custodian	238,164		130,751
Audit and tax	38,387		45,745
Administrative	23,106		22,963
Legal	20,751		19,575
Printing	20,227		3,253
Trustees’ fees	13,179		12,450
Transfer agency	5,904		– 0	–
Miscellaneous	88,467		924

Total expenses	448,185		235,661
Less: expenses waived and reimbursed by the Adviser (see Note B and D)	(51,468)		(164,995)

Net expenses	396,717		70,666

Net investment income	10,635,423		4,489,684

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,327,905	(b)	650,474
Futures	(1,213,224)		3,480,769
Options written	1,818,700		– 0	–
Swaps	11,496,704		11,455,811
Foreign currency transactions	13,288,592		(3,811,579)
Net change in unrealized appreciation/depreciation of:
Investments	1,898,306	(c)	13,580,003
Futures	1,044,205		2,961,354
Options written	(94,126)		– 0	–
Swaps	21,487,031		(3,138,971)
Foreign currency denominated assets and liabilities	(2,217,716)		(524,698)

Net gain on investment and foreign currency transactions	52,836,377		24,653,163

Contributions from Affiliates (see Note B)	2,306		– 0	–

Net Increase in Net Assets from Operations	$63,474,106		$29,142,847

*	Consolidated (see Note A).

**	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees

(b)	Net of foreign capital gains taxes of $1,667

(c)	Net of decrease in accrued foreign capital gains taxes of $2,836.

See notes to financial statements.

206	• AB POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB U.S. Value
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase in Net Assets from Operations
Net investment income	$3,308,330	$7,863,709
Net realized gain on investment transactions	17,276,910	16,614,475
Net change in unrealized appreciation/depreciation of investments	13,416,418	3,990,533

Net increase in net assets from operations	34,001,658	28,468,717
Dividends to Shareholders from
Net investment income	(3,685,167)	(8,840,609)
Transactions in Shares of Beneficial Interest
Net decrease	(40,110,194)	(148,615,817)

Total decrease	(9,793,703)	(128,987,709)
Net Assets
Beginning of period	320,485,376	449,473,085

End of period (including undistributed net investment income of $1,073,099 and $1,449,936, respectively)	$310,691,673	$320,485,376

See notes to financial statements.

AB POOLING PORTFOLIOS •	207

Statement of Changes in Net Assets

	AB U.S. Large Cap Growth
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,092,034	$2,601,092
Net realized gain on investment transactions	13,824,595	56,445,569
Net change in unrealized appreciation/depreciation of investments	9,572,618	(18,306,376)

Net increase in net assets from operations	24,489,247	40,740,285
Dividends and Distributions to Shareholders from
Net investment income	(1,189,545)	(3,015,819)
Net realized gain on investment transactions	(53,602,844)	(87,350,839)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	22,161,697	(85,100,105)

Total decrease	(8,141,445)	(134,726,478)
Net Assets
Beginning of period	318,858,692	453,585,170

End of period (including undistributed net investment income of $267,953 and $365,464, respectively)	$310,717,247	$318,858,692

See notes to financial statements.

208	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB International Value
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,315,764	$8,021,817
Net realized gain (loss) on investment and foreign currency transactions	3,804,584	(29,822,613)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,690,306	38,161,135

Net increase in net assets from operations	17,810,654	16,360,339
Dividends to Shareholders from
Net investment income	(4,466,008)	(15,426,120)
Transactions in Shares of Beneficial Interest
Net decrease	(24,230,280)	(102,945,995)

Total decrease	(10,885,634)	(102,011,776)
Net Assets
Beginning of period	270,377,500	372,389,276

End of period (including undistributed net investment income of $1,670,685 and $3,820,929, respectively)	$259,491,866	$270,377,500

See notes to financial statements.

AB POOLING PORTFOLIOS •	209

Statement of Changes in Net Assets

	AB International Growth
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,365,352	$5,458,453
Net realized gain (loss) on investment and foreign currency transactions	4,376,701	(14,327,144)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,686,780)	30,509,817

Net increase in net assets from operations	55,273	21,641,126
Dividends to Shareholders from
Net investment income	(10,520,257)	(5,100,976)
Transactions in Shares of Beneficial Interest
Net decrease	(1,335,821)	(122,545,024)

Total decrease	(11,800,805)	(106,004,874)
Net Assets
Beginning of period	269,245,300	375,250,174

End of period (including distributions in excess of net investment income of ($2,528,436) and undistributed net investment income of $6,626,469, respectively)	$257,444,495	$269,245,300

See notes to financial statements.

210	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Short Duration Bond
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$414,645	$7,418,619
Net realized gain (loss) on investment transactions	387,155	(768,263)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(210,447)	1,364,175
Contributions from Affiliates (see Note B)	1,859	– 0	–

Net increase in net assets from operations	593,212	8,014,531
Dividends to Shareholders from
Net investment income	(973,258)	(8,834,321)
Transactions in Shares of Beneficial Interest
Net decrease	(6,568,703)	(819,330,972)

Total decrease	(6,948,749)	(820,150,762)
Net Assets
Beginning of period	78,254,675	898,405,437

End of period (including distributions in excess of net investment income of ($97,667) and undistributed net investment income of $460,946, respectively)	$71,305,926	$78,254,675

See notes to financial statements.

AB POOLING PORTFOLIOS •	211

Statement of Changes in Net Assets

	AB Global Core Bond
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,036,357	$18,050,396
Net realized gain on investment and foreign currency transactions	3,447,488	6,289,828
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,582,880)	23,520,039
Contributions from Affiliates (see Note B)	9,284	– 0	–

Net increase (decrease) in net assets from operations	(4,089,751)	47,860,263
Dividends and Distributions to Shareholders from
Net investment income	(2,216,492)	(40,864,714)
Net realized gain on investment transactions	(5,741,100)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(4,268,915)	(677,676,520)

Total decrease	(16,316,258)	(670,680,971)
Net Assets
Beginning of period	260,314,392	930,995,363

End of period (including distributions in excess of net investment income of ($14,208,646) and ($15,028,511), respectively)	$243,998,134	$260,314,392

See notes to financial statements.

212	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Bond Inflation Protection
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$771,369	$6,994,050
Net realized loss on investment and foreign currency transactions	(442,257)	(3,967,984)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	956,709	20,603,086
Contributions from Affiliates (see Note B)	718	314

Net increase in net assets from operations	1,286,539	23,629,466
Dividends to Shareholders from
Net investment income	(5,660,726)	(16,335,075)
Transactions in Shares of Beneficial Interest
Net decrease	(2,400,230)	(619,393,342)

Total decrease	(6,774,417)	(612,098,951)
Net Assets
Beginning of period	104,919,317	717,018,268

End of period (including undistributed net investment income of $1,218,638 and $6,107,995, respectively)	$98,144,900	$104,919,317

See notes to financial statements.

AB POOLING PORTFOLIOS •	213

Statement of Changes in Net Assets

	AB Small-Mid Cap Value
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$465,897	$2,738,650
Net realized gain on investment transactions	7,566,822	26,070,148
Net change in unrealized appreciation/depreciation of investments	4,439,797	(15,832,485)

Net increase in net assets from operations	12,472,516	12,976,313
Dividends and Distributions to Shareholders from
Net investment income	(690,893)	(3,408,270)
Net realized gain on investment transactions	(11,775,718)	(30,013,388)
Transactions in Shares of Beneficial Interest
Net decrease	(3,263,968)	(167,420,311)

Total decrease	(3,258,063)	(187,865,656)
Net Assets
Beginning of period	93,858,116	281,723,772

End of period (including undistributed net investment income of $21,508 and $246,504, respectively)	$90,600,053	$93,858,116

See notes to financial statements.

214	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Small-Mid Cap Growth
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$394,660	$694,446
Net realized gain on investment transactions	4,139,643	34,976,529
Net change in unrealized appreciation/depreciation of investments	3,976,401	(45,603,605)

Net increase (decrease) in net assets from operations	8,510,704	(9,932,630)
Dividends and Distributions to Shareholders from
Net investment income	(562,442)	(601,209)
Net realized gain on investment transactions	(9,895,701)	(34,385,309)
Transactions in Shares of Beneficial Interest
Net decrease	(667,562)	(141,337,970)

Total decrease	(2,615,001)	(186,257,118)
Net Assets
Beginning of period	93,616,018	279,873,136

End of period (including undistributed net investment income of $18,540 and $186,322, respectively)	$91,001,017	$93,616,018

See notes to financial statements.

AB POOLING PORTFOLIOS •	215

Statement of Changes in Net Assets

	AB Multi-Asset Real Return*
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,635,423	$14,682,835
Net realized gain (loss) on investment and foreign currency transactions	30,718,677	(151,675,242)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,117,700	100,644,179
Contributions from Affiliates (see Note B)	2,306	308

Net increase (decrease) in net assets from operations	63,474,106	(36,347,920)
Dividends to Shareholders from
Net investment income	(24,779,957)	(24,008,166)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(180,321,645)	172,520,241

Total increase (decrease)	(141,627,496)	112,164,155
Net Assets
Beginning of period	944,990,787	832,826,632

End of period (including distributions in excess of net investment income of ($3,474,502) and undistributed net investment income of $10,670,032, respectively)	$803,363,291	$944,990,787

*	Consolidated (see Note A).

See notes to financial statements.

216	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Volatility Management
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,489,684	$20,831,509
Net realized gain on investment and foreign currency transactions	11,775,475	69,891,018
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,877,688	(63,358,564)

Net increase in net assets from operations	29,142,847	27,363,963
Dividends and Distributions to Shareholders from
Net investment income	(39,027,528)	(27,908,683)
Net realized gain on investment transactions	(63,566,942)	(34,208,680)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	54,954,444	(729,328,486)

Total decrease	(18,497,179)	(764,081,886)
Net Assets
Beginning of period	513,902,171	1,277,984,057

End of period (including undistributed net investment income of $334,766 and $34,872,610, respectively)	$495,404,992	$513,902,171

See notes to financial statements.

AB POOLING PORTFOLIOS •	217

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended February 28, 2017 (unaudited)

AB Bond Inflation Protection*
Cash Flows from Operating Activities
Net increase in net assets from operations	$1,286,539
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Purchases of long-term investments	$(23,294,766)
Purchases of short-term investments	(44,070)
Proceeds from disposition of long-term investments	33,584,904
Proceeds from disposition of short-term investments	905,557
Net realized loss on investment transactions and foreign currency transactions	442,257
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(956,709)
Net accretion of bond discount and amortization of bond premium	211,829
Inflation index adjustment	(144,585)
Decrease in receivable for investments sold	1,250,279
Increase in interest receivable	(11,154)
Increase in receivable due from Adviser	(121,322)
Increase due from custodian	(36,022)
Increase in cash collateral due from broker	(72,164)
Decrease in payable for investments purchased	(1,153,401)
Decrease in administrative fee payable	(223)
Decrease in accrued expenses	(28,044)
Proceeds from options written, net	3,000
Proceeds from swaptions written, net	13,669
Proceeds on swaps, net	46,977
Proceeds for exchange-traded derivatives settlements	607,832

Total adjustments	11,203,844

Net Increase in Cash from Operating Activities	$12,490,383

Cash Flows from Financing Activities
Redemptions of beneficial interest stock, net	(7,948,001)
Cash dividends paid (net of dividend reinvestments)**	– 0	–
Repayment of reverse repurchase agreements	(3,281,141)

Net decrease in cash from financing activities	(11,229,142)
Effect of exchange rate on cash	(583,689)

Net increase in cash	677,552
Net change in cash
Cash at beginning of period	6,305,303

Cash at end of period	$6,982,855

** Reinvestment of dividends	$5,660,726
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$129,442

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

218	• AB POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2017 (unaudited)

NOTE A

Significant Accounting Policies

The AB Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of 11 separate series: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio (collectively, the “Portfolios”). As part of AB Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The AB Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2017, net assets of the AB Multi-Asset Real Return Portfolio amounted to $803,363,291, of which $156,288,442, or 19%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AB Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows

AB POOLING PORTFOLIOS •	219

Notes to Financial Statements

the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in

220	• AB POOLING PORTFOLIOS

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market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

AB POOLING PORTFOLIOS •	221

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair

222	• AB POOLING PORTFOLIOS

Notes to Financial Statements

value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2017:

AB U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$309,200,732		$	– 0	–	$	– 0	–	$309,200,732

Total Investments in Securities	309,200,732			– 0	–		– 0	–	309,200,732
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$309,200,732		$	– 0	–	$	– 0	–	$309,200,732

AB POOLING PORTFOLIOS •	223

Notes to Financial Statements

AB U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$293,308,084		$	– 0	–	$	– 0	–	$293,308,084
Short-Term Investments	17,869,810			– 0	–		– 0	–	17,869,810

Total Investments in Securities	311,177,894			– 0	–		– 0	–	311,177,894
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$311,177,894		$	– 0	–	$	– 0	–	$311,177,894

AB International Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$6,050,193			$51,440,996		$	– 0	–	$57,491,189
Information Technology	– 0	–		29,636,424			– 0	–	29,636,424
Consumer Staples	4,036,470			25,094,370			– 0	–	29,130,840
Consumer Discretionary	6,631,273			19,794,318			– 0	–	26,425,591
Materials	1,637,268			23,259,148			– 0	–	24,896,416
Industrials	2,411,018			20,551,974			– 0	–	22,962,992
Telecommunication Services	– 0	–		20,325,601			– 0	–	20,325,601
Energy	5,581,906			13,084,107			– 0	–	18,666,013
Health Care	4,436,069			12,892,675			– 0	–	17,328,744
Utilities	– 0	–		5,671,375			– 0	–	5,671,375
Real Estate	– 0	–		2,336,648			– 0	–	2,336,648
Short-Term Investments	2,905,076			– 0	–		– 0	–	2,905,076
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,683,950			– 0	–		– 0	–	1,683,950

Total Investments in Securities	35,373,223			224,087,636	(d)		– 0	–	259,460,859
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–		285,514			– 0	–	285,514
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(319,453)			– 0	–	(319,453)

Total(e)(f)	$35,373,223			$224,053,697		$	– 0	–	$259,426,920

224	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$3,005,819		$51,739,575		$	– 0	–	$54,745,394
Information Technology	15,224,155		38,181,657			– 0	–	53,405,812
Consumer Staples	2,436,621		27,060,144			– 0	–	29,496,765
Health Care	565,632		26,464,427			– 0	–	27,030,059
Consumer Discretionary	2,162,596		24,087,264			– 0	–	26,249,860
Energy	2,746,327		20,474,164			– 0	–	23,220,491
Industrials	– 0	–	17,004,556			– 0	–	17,004,556
Materials	– 0	–	11,939,702			– 0	–	11,939,702
Real Estate	– 0	–	7,209,705			– 0	–	7,209,705
Telecommunication Services	– 0	–	4,537,654			– 0	–	4,537,654
Short-Term Investments	545,520		– 0	–		– 0	–	545,520
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,748,351		– 0	–		– 0	–	1,748,351

Total Investments in Securities	28,435,021		228,698,848	(d)		– 0	–	257,133,869
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	1,120,213			– 0	–	1,120,213
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(404,099)			– 0	–	(404,099)

Total(g)(h)	$28,435,021		$229,414,962		$	– 0	–	$257,849,983

AB POOLING PORTFOLIOS •	225

Notes to Financial Statements

AB Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$26,232,546		$	– 0	–	$26,232,546
Corporates – Investment Grade		– 0	–	13,608,567			– 0	–	13,608,567
Asset-Backed Securities		– 0	–	10,811,971			41,211	(i)	10,853,182
Commercial Mortgage-Backed Securities		– 0	–	5,269,969			269,032		5,539,001
Inflation-Linked Securities		– 0	–	4,496,147			– 0	–	4,496,147
Collateralized Mortgage Obligations		– 0	–	2,934,230			– 0	–	2,934,230
Mortgage Pass-Throughs		– 0	–	1,005,441			– 0	–	1,005,441
Covered Bonds		– 0	–	312,284			– 0	–	312,284

Total Investments in Securities		– 0	–	64,671,155			310,243		64,981,398
Other Financial Instruments(b):
Assets:
Futures		24,703		– 0	–		– 0	–	24,703	(j)
Forward Currency Exchange Contracts		– 0	–	8,081			– 0	–	8,081
Liabilities:
Futures		(1,951)		– 0	–		– 0	–	(1,951	)(j)
Forward Currency Exchange Contracts		– 0	–	(22,466)			– 0	–	(22,466)
Interest Rate Swaptions		– 0	–	(4,488)			– 0	–	(4,488)
Credit Default Swaps		– 0	–	(42,746)			– 0	–	(42,746)

Total(k)		$22,752		$64,609,536			$310,243		$64,942,531

226	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$101,830,830		$	– 0	–	$101,830,830
Corporates – Investment Grade		– 0	–	58,532,129			– 0	–	58,532,129
Inflation-Linked Securities		– 0	–	15,417,035			– 0	–	15,417,035
Collateralized Mortgage Obligations		– 0	–	12,374,118			– 0	–	12,374,118
Governments – Sovereign Agencies		– 0	–	9,939,372			– 0	–	9,939,372
Covered Bonds		– 0	–	9,403,841			– 0	–	9,403,841
Commercial Mortgage-Backed Securities		– 0	–	6,657,554			1,793,762		8,451,316
Agencies		– 0	–	7,467,589			– 0	–	7,467,589
Mortgage Pass-Throughs		– 0	–	6,813,146			– 0	–	6,813,146
Quasi-Sovereigns		– 0	–	3,328,388			– 0	–	3,328,388
Asset-Backed Securities		– 0	–	1,407,904			1,538,727		2,946,631
Local Governments – Municipal Bonds		– 0	–	958,379			– 0	–	958,379
Supranationals		– 0	–	789,234			– 0	–	789,234
Corporates – Non-Investment Grade		– 0	–	678,301			– 0	–	678,301

Total Investments in Securities		– 0	–	235,597,820			3,332,489		238,930,309
Other Financial Instruments(b):
Assets:
Futures		17,774		– 0	–		– 0	–	17,774	(j)
Forward Currency Exchange Contracts		– 0	–	1,177,361			– 0	–	1,177,361
Liabilities:
Futures		(82,003)		– 0	–		– 0	–	(82,003	)(j)
Forward Currency Exchange Contracts		– 0	–	(818,090)			– 0	–	(818,090)

Total(c)		$(64,229)		$235,957,091			$3,332,489		$239,225,351

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Notes to Financial Statements

AB Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$90,193,839		$	– 0	–	$90,193,839
Corporates – Investment Grade		– 0	–	13,664,368			– 0	–	13,664,368
Commercial Mortgage-Backed Securities		– 0	–	4,826,950			2,448,619		7,275,569
Asset-Backed Securities		– 0	–	6,371,066			716,352		7,087,418
Collateralized Mortgage Obligations		– 0	–	4,669,147			– 0	–	4,669,147
Corporates – Non-Investment Grade		– 0	–	2,251,928			– 0	–	2,251,928
Emerging Markets – Treasuries		– 0	–	841,466			– 0	–	841,466
Governments – Sovereign Agencies		– 0	–	433,440			– 0	–	433,440
Quasi-Sovereigns		– 0	–	205,408			– 0	–	205,408
Emerging Markets – Sovereigns		– 0	–	204,500			– 0	–	204,500
Emerging Markets – Corporate Bonds		– 0	–	102,510			– 0	–	102,510
Governments – Sovereign Bonds		– 0	–	61,874			– 0	–	61,874
Options Purchased – Puts		– 0	–	1			– 0	–	1

Total Investments in Securities		– 0	–	123,826,497			3,164,971		126,991,468
Other Financial Instruments(b):
Assets:
Futures		33,887		– 0	–		– 0	–	33,887	(j)
Forward Currency Exchange Contracts		– 0	–	82,651			– 0	–	82,651
Centrally Cleared Interest Rate Swaps		– 0	–	233,448			– 0	–	233,448	(j)
Credit Default Swaps		– 0	–	12,557			– 0	–	12,557
Inflation (CPI) Swaps		– 0	–	223,947			– 0	–	223,947
Liabilities:
Futures		(16,449)		– 0	–		– 0	–	(16,449	)(j)
Forward Currency Exchange Contracts		– 0	–	(95,007)			– 0	–	(95,007)
Interest Rate Swaptions		– 0	–	(6,142)			– 0	–	(6,142)
Centrally Cleared Credit Default Swaps		– 0	–	(163,379)			– 0	–	(163,379	)(j)
Centrally Cleared Interest Rate Swaps		– 0	–	(422,602)			– 0	–	(422,602	)(j)
Credit Default Swaps		– 0	–	(100,327)			– 0	–	(100,327)

Total(c)		$17,438		$123,591,643			$3,164,971		$126,774,052

228	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$88,010,313		$	– 0	–	$	– 0	–	$88,010,313
Short-Term Investments	2,565,150			– 0	–		– 0	–	2,565,150

Total Investments in Securities	90,575,463			– 0	–		– 0	–	90,575,463
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$90,575,463		$	– 0	–	$	– 0	–	$90,575,463

AB Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$89,536,360		$	– 0	–	$	– 0	–	$89,536,360
Short-Term Investments	2,106,856			– 0	–		– 0	–	2,106,856

Total Investments in Securities	91,643,216			– 0	–		– 0	–	91,643,216
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$91,643,216		$	– 0	–	$	– 0	–	$91,643,216

AB Multi-Asset Real Return Portfolio(l)
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Real Estate	$82,858,309			$63,747,369			$313,169		$146,918,847
Energy	65,285,776			67,530,833			– 0	–	132,816,609
Materials	20,169,500			27,364,580			– 0	–(i)	47,534,080
Food Beverage & Tobacco	5,048,426			– 0	–		– 0	–	5,048,426
Transportation	– 0	–		2,208,492			– 0	–	2,208,492
Media	701,566			– 0	–		– 0	–	701,566
Diversified Financials	697,224			– 0	–		– 0	–	697,224
Consumer Durables & Apparel	153			531,788			– 0	–	531,941
Inflation-Linked Securities	– 0	–		241,562,461			– 0	–	241,562,461
Investment Companies	190,693,437			– 0	–		– 0	–	190,693,437
Rights	– 0	–		– 0	–		11,591		11,591
Short-Term Investments	37,533,511			– 0	–		– 0	–	37,533,511
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	23,294,918			– 0	–		– 0	–	23,294,918

Total Investments in Securities	426,282,820			402,945,523			324,760		829,553,103

AB POOLING PORTFOLIOS •	229

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio(l)
Investments in Securities:	Level 1		Level 2		Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$1,619,133		$ – 0	–	$	– 0	–	$1,619,133	(j)
Forward Currency Exchange Contracts	– 0	–	12,468,129			– 0	–	12,468,129
Inflation (CPI) Swaps	– 0	–	8,974,666			– 0	–	8,974,666
Total Return Swaps	– 0	–	1,432,252			– 0	–	1,432,252
Liabilities:
Futures	(1,687,739)		(143,946)			– 0	–	(1,831,685	)(j)
Forward Currency Exchange Contracts	– 0	–	(11,599,694)			– 0	–	(11,599,694)
Inflation (CPI) Swaps	– 0	–	(61,071)			– 0	–	(61,071)
Total Return Swaps	– 0	–	(1,380,268)			– 0	–	(1,380,268)

Total(m)	$426,214,214		$412,635,591			$324,760		$839,174,565

AB Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$23,247,528		$24,679,331		$	– 0	–(i)	$47,926,859
Information Technology	33,917,701		6,154,648			– 0	–	40,072,349
Real Estate	22,564,852		15,959,727			– 0	–	38,524,579
Health Care	22,236,590		12,435,904			– 0	–	34,672,494
Consumer Discretionary	19,189,424		14,422,480			– 0	–	33,611,904
Industrials	16,251,021		16,588,924			– 0	–	32,839,945
Consumer Staples	14,842,511		13,254,798			– 0	–	28,097,309
Energy	10,119,665		5,838,727			– 0	–	15,958,392
Materials	4,319,282		9,413,781			– 0	–	13,733,063
Telecommunication Services	3,744,526		5,199,944			– 0	–	8,944,470
Utilities	4,900,974		3,748,717			– 0	–	8,649,691
Health Care Equipment & Services	47,900		– 0	–		– 0	–	47,900
Consumer Services	17,763		– 0	–		– 0	–	17,763
Investment Companies	49,647,691		– 0	–		– 0	–	49,647,691

230	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$120,927,510		$	– 0	–	$	– 0	–	$120,927,510
U.S. Treasury Bills	– 0	–		19,986,162			– 0	–	19,986,162
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,742,323			– 0	–		– 0	–	9,742,323

Total Investments in Securities	355,717,261			147,683,143			– 0	–	503,400,404
Other Financial Instruments(b):
Assets:
Futures	510,113			1,763,324			– 0	–	2,273,437	(j)
Forward Currency Exchange Contracts	– 0	–		1,393,674			– 0	–	1,393,674
Liabilities:
Futures	– 0	–		(290,973)			– 0	–	(290,973	)(j)
Forward Currency Exchange Contracts	– 0	–		(2,937,140)			– 0	–	(2,937,140)
Total Return Swaps	– 0	–		(507,818)			– 0	–	(507,818)

Total(m)	$356,227,374			$147,104,210		$	– 0	–	$503,331,584

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(e)	An amount of $10,953,453 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(g)	There were no transfers from Level 1 to Level 2 during the reporting period

(h)	An amount of $2,857,416 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(i)	The Portfolio held securities with zero market value at period end.

(j)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(k)	There were no transfers between Level 1 and Level 2 during the reporting period

(l)	Consolidated (see Note A).

(m)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

AB POOLING PORTFOLIOS •	231

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Short Duration Bond Portfolio	Corporates - Investment Grade			Asset-Backed Securities(a)		Commercial Mortgage-Backed Securities
Balance as of 8/31/16		$314,190		$42,866		$314,262
Accrued discounts/(premiums)		– 0	–	25		(273)
Realized gain (loss)		– 0	–	32		(7,510)
Change in unrealized appreciation/depreciation		– 0	–	(73)		1,059
Purchases/Payups		– 0	–	– 0	–	147,964
Sales/Paydowns		– 0	–	(1,639)		(186,470)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(314,190)		– 0	–	– 0	–

Balance as of 2/28/17	$	– 0	–	$41,211		$269,032

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$	– 0	–	$(73)		$1,059

	Total
Balance as of 8/31/16		$671,318
Accrued discounts/(premiums)		(248)
Realized gain (loss)		(7,478)
Change in unrealized appreciation/depreciation		986
Purchases/Payups		147,964
Sales/Paydowns		(188,109)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(314,190)

Balance as of 2/28/17		$310,243	(c)

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)		$986

232	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Total
Balance as of 8/31/16	$1,456,207		$1,011,206			$2,467,413
Accrued discounts/(premiums)	(2,110)		(483)			(2,593)
Realized gain (loss)	(1,737)		(2,648)			(4,385)
Change in unrealized appreciation/depreciation	(27,866)		(15,877)			(43,743)
Purchases/Payups	382,871		607,984			990,855
Sales/Paydowns	(13,603)		(61,455)			(75,058)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 2/28/17	$1,793,762		$1,538,727			$3,332,489

Net change in unrealized appreciation/depreciationfrom investments held as of 2/28/17(b)	$(27,866)		$(15,877)			$(43,743)

AB Bond Inflation Protection Portfolio	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/16	$2,824,736		$490,854			$58,303
Accrued discounts/(premiums)	(935)		3			– 0	–
Realized gain (loss)	(34,913)		14			– 0	–
Change in unrealized appreciation/depreciation	(9,186)		(6,248)			(145)
Purchases/Payups	461,640		309,739			– 0	–
Sales/Paydowns	(792,723)		(78,010)			(58,158)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 2/28/17	$2,448,619		$716,352		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$(14,191)		$(6,248)		$	– 0	–

	Total
Balance as of 8/31/16	$3,373,893
Accrued discounts/(premiums)	(932)
Realized gain (loss)	(34,899)
Change in unrealized appreciation/depreciation	(15,579)
Purchases/Payups	771,379
Sales/Paydowns	(928,891)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/28/17	$3,164,971

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$(20,439)

AB POOLING PORTFOLIOS •	233

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio(d)	Common Stocks – Real Estate		Common Stocks – Materials(a)			Common Stocks – Residential
Balance as of 8/31/16	$192,119		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	121,050			– 0	–		– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 2/28/17	$313,169		$	– 0	–	$	– 0	–(e)

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$121,050		$	– 0	–	$	– 0	–

	Rights		Total
Balance as of 8/31/16	$ – 0	–		$192,119
Accrued discounts/(premiums)	– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	11,591			132,641
Purchases	– 0	–		– 0	–
Sales	– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–

Balance as of 2/28/17	$11,591			$324,760

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$11,591			$132,641

234	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management Portfolio	Common Stocks – Financials(a)			Common Stocks – Industrials			Common Stocks – Equity: Other
Balance as of 8/31/16	$	– 0	–		$43,432			$17,300
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		905
Change in unrealized appreciation/depreciation		– 0	–		(12,445)			652
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(30,987)			(18,857)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 2/28/17	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/16		$60,732
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		905
Change in unrealized appreciation/depreciation		(11,793)
Purchases		– 0	–
Sales		(49,844)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 2/28/17	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 2/28/17(b)	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

(d)	Consolidated (see Note A).

(e)	The Portfolio held securities with zero market value transferred out during the reporting period.

AB POOLING PORTFOLIOS •	235

Notes to Financial Statements

As of February 28, 2017, all Level 3 securities of the AB Bond Inflation Protection Portfolio and AB Global Core Bond Portfolio were priced by third party vendors or using prior transaction prices.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such

236	• AB POOLING PORTFOLIOS

Notes to Financial Statements

securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

AB POOLING PORTFOLIOS •	237

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to .15% of average daily net assets for the AB Volatility Management Portfolio. Effective June 22, 2016, the Adviser has agreed to an Expense Cap of .07% and .10% of average daily net assets for the AB Short Duration Bond Portfolio and AB Bond Inflation Protection Portfolio, respectively. For the six months ended February 28, 2017, such waivers and reimbursement amounted to $83,655 and $121,322 for AB Short Duration Bond Portfolio and AB Bond Inflation Protection Portfolio, respectively. The Expense Caps may not be terminated before January 1, 2018 and then may be extended by the Adviser for additional one-year terms.

238	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the six months ended February 28, 2017 and the year August 31, 2016, the Adviser reimbursed the Portfolios the following amounts for trading losses incurred due to a trade entry error:

Portfolio	2017	2016
AB Short Duration Bond	$1,859	$	– 0	–
AB Global Core Bond	9,284		– 0	–
AB Bond Inflation Protection	718		314
AB Multi-Asset Real Return	2,306		308

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

Effective January 1, 2015, the Portfolios may reimburse the Adviser for certain legal and accounting services provided to the Portfolios by the Adviser. For the six months ended February 28, 2017, such fees amounted to:

Portfolio	Administrative Fees
AB U.S. Value	$19,724
AB U.S. Large Cap Growth	19,724
AB International Value	16,601
AB International Growth	21,205
AB Short Duration Bond	20,690
AB Global Core Bond	23,856
AB Bond Inflation Protection	27,858
AB Small-Mid Cap Value	22,654
AB Small-Mid Cap Growth	33,842
AB Multi-Asset Real Return	23,106
AB Volatility Management	22,963

AB POOLING PORTFOLIOS •	239

Notes to Financial Statements

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS did not receive any fees for such services.

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolios’ average daily net assets invested in such Portfolio invested in such Portfolio and bear its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended February 28, 2017, such waivers amounted to:

Portfolio	Amount	Portfolio	Amount
AB U.S. Value	$1,955	AB Small-Mid Cap Value	$1,342
AB U.S. Large Cap Growth	19,046	AB Small-Mid Cap Growth	1,545
AB International Value	1,381	AB Multi-Asset Real Return	25,863
AB International Growth	1,479	AB Volatility Management	157,705

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended February 28, 2017 is as follows:

Portfolio	Market Value 8/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/17 (000)			Dividend Income (000)
AB U.S. Value	$4,681	$46,406	$51,087	$	– 0	–	$3
AB U.S. Large Cap Growth	19,405	95,393	96,928		17,870		31
AB International Value	1,044	54,972	53,111		2,905		2
AB International Growth	914	66,596	66,964		546		2
AB Small-Mid Cap Value	1,234	16,596	15,265		2,565		2
AB Small-Mid Cap Growth	351	19,900	18,144		2,107		2
AB Multi-Asset Real Return	24,001	316,483	302,950		37,534		44
AB Volatility Management	173,449	188,462	240,983		120,928		260

240	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2017 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
AB U.S. Value	$73,066	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth	48,666		– 0	–		– 0	–
AB International Value	171,075		– 0	–		– 0	–
AB International Growth	77,225		– 0	–		– 0	–
AB Short Duration Bond	747		– 0	–		– 0	–
AB Global Core Bond	1,639		– 0	–		– 0	–
AB Bond Inflation Protection	923		– 0	–		– 0	–
AB Small-Mid Cap Value	33,374		– 0	–		– 0	–
AB Small-Mid Cap Growth	38,078		111			– 0	–
AB Multi-Asset Real Return	772,776		– 0	–		– 0	–
AB Volatility Management	40,423		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2017, were as follows:

Portfolio	Purchases	Sales
AB U.S. Value	$61,431,068	$94,693,958
AB U.S. Large Cap Growth	87,851,811	117,999,956
AB International Value	84,124,681	110,777,052
AB International Growth	61,075,492	68,636,195
AB Short Duration Bond	1,407,718	2,169,950
AB Global Core Bond	79,343,374	74,802,140
AB Bond Inflation Protection	9,452,674	14,067,001
AB Small-Mid Cap Value	17,181,978	34,461,268
AB Small-Mid Cap Growth	31,112,097	41,906,829
AB Multi-Asset Real Return	509,493,635	613,551,317
AB Volatility Management	39,637,435	6,125,580

Purchases and sales of U.S. government securities for the six months ended February 28, 2017, were as follows:

Portfolio	Purchases			Sales
AB U.S. Value	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth		– 0	–		– 0	–
AB International Value		– 0	–		– 0	–
AB International Growth		– 0	–		– 0	–
AB Short Duration Bond		7,171,470			7,108,154
AB Global Core Bond		47,016,967			48,654,309
AB Bond Inflation Protection		13,842,092			16,172,158
AB Small-Mid Cap Value		– 0	–		– 0	–
AB Small-Mid Cap Growth		– 0	–		– 0	–
AB Multi-Asset Real Return		147,504,675			55,698,046
AB Volatility Management		– 0	–		– 0	–

AB POOLING PORTFOLIOS •	241

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
AB U.S. Value	$69,951,948	$(5,287,346)	$64,664,602
AB U.S. Large Cap Growth	95,425,442	(978,129)	94,447,313
AB International Value	32,957,307	(8,857,731)	24,099,576
AB International Growth	41,947,201	(7,319,207)	34,627,994
AB Short Duration Bond	101,218	(253,569)	(152,351)
AB Global Core Bond	5,625,873	(7,626,103)	(2,000,230)
AB Bond Inflation Protection	1,802,846	(580,588)	1,222,258
AB Small-Mid Cap Value	21,466,887	(1,670,713)	19,796,174
AB Small-Mid Cap Growth	23,767,047	(921,288)	22,845,759
AB Multi-Asset Real Return	31,461,993	(19,802,293)	11,659,700
AB Volatility Management	96,979,332	(10,057,925)	86,921,407

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the

242	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2017, the AB Global Core Bond Portfolio, AB Short Duration Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held futures for hedging and non-hedging purposes; the AB Global Core Bond Portfolio held futures for hedging purpose; the AB International Value Portfolio held futures for non-hedging purpose purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as

AB POOLING PORTFOLIOS •	243

Notes to Financial Statements

unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2017, the AB International Value Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; the AB Short Duration Bond Portfolio and AB International Growth Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the

244	• AB POOLING PORTFOLIOS

Notes to Financial Statements

underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 28, 2017, the AB Global Core Bond Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held purchased options for hedging and non-hedging purposes. The AB Global Core Bond Portfolio and AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held written options for hedging and non-hedging purposes. AB Bond Inflation Portfolio held purchased options and written options for hedging purposes.

For the six months ended February 28, 2017, the Portfolios had the following transactions in written options:

AB Short Duration Bond	Notional Amount			Premiums Received
Swaptions written outstanding as of 8/31/16	$	– 0	–	$	– 0	–
Swaptions written		8,650,000			6,913
Swaptions assigned		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(3,660,000)			(2,622)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 2/28/17		$4,990,000			$4,291

AB POOLING PORTFOLIOS •	245

Notes to Financial Statements

AB Bond Inflation Protection	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/16	– 0	–	$	– 0	–
Options written	1,000			7,900
Options expired	(500)			(4,200)
Options bought back	(500)			(3,700)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/17	– 0	–	$	– 0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/16	$ – 0	–	$	– 0	–
Swaptions written	14,010,000			28,949
Swaptions assigned	– 0	–		– 0	–
Swaptions expired	– 0	–		– 0	–
Swaptions bought back	(7,180,000)			(23,075)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 2/28/17	$6,830,000			$5,874

AB Multi-Asset Real Return***	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/16	8,088			$226,197
Options written	35,554			1,592,503
Options expired	(43,642)			(1,818,700)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/17	– 0	–	$	– 0	–

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as

AB POOLING PORTFOLIOS •	247

Notes to Financial Statements

variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2017, the AB Bond Inflation Protection Portfolio and AB Multi-Asset Real Return Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays

248	• AB POOLING PORTFOLIOS

Notes to Financial Statements

a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2017, the AB Bond Inflation Protection Portfolio and AB Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of February 28, 2017, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its

AB POOLING PORTFOLIOS •	249

Notes to Financial Statements

counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2017, the AB Bond Inflation Protection Portfolio held credit default swaps for hedging and non-hedging purposes; the AB Short Duration Bond Portfolio held credit default swaps for non-hedging purpose.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2017, the AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things,

250	• AB POOLING PORTFOLIOS

Notes to Financial Statements

reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended February 28, 2017, the Portfolios had entered into the following derivatives:

AB International Value Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$285,514	Unrealized depreciation on forward currency exchange contracts	$319,453

Total		$285,514		$319,453

AB POOLING PORTFOLIOS •	251

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$29,585	$(24,720)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	816,842	(170,059)

Total		$846,427	$(194,779)

AB International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,120,213	Unrealized depreciation on forward currency exchange contracts	$404,099

Total		$1,120,213		$404,099

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,970,746	$(1,521,923)

Total		$1,970,746	$(1,521,923)

252	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$24,703	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,951	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	8,081		Unrealized depreciation on forward currency exchange contracts	22,466

Interest rate contracts				Swaptions written, at value	4,488

Credit contracts				Unrealized depreciation on credit default swaps	42,746

Total		$32,784			$71,651

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(111,409)	$38,233
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	211,964	77,119
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	1,498	(197)

AB POOLING PORTFOLIOS •	253

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$10,188	$(35,859)

Total		$112,241	$79,296

AB Global Core Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$17,774	*	Receivable/Payable for variation margin on exchange-traded derivatives	$82,003	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,177,361		Unrealized depreciation on forward currency exchange contracts	818,090

Total		$1,195,135			$900,093

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

254	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,090,038	$132,263
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(656,194)	549,977

Total		$433,844	$682,240

AB Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$267,335	*	Receivable/Payable for variation margin on exchange-traded derivatives	$439,051	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives			Receivable/Payable for variation margin on exchange-traded derivatives	163,379	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	82,651		Unrealized depreciation on forward currency exchange contracts	95,007

Interest rate contracts	Investments in securities, at value	1		Swaptions written, at value	6,142

Interest rate contracts	Unrealized appreciation on inflation swaps	223,947

Credit contracts	Unrealized appreciation on credit default swaps	12,557		Unrealized depreciation on credit default swaps	100,327

Total		$586,491			$803,906

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB POOLING PORTFOLIOS •	255

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(224,116)	$47,644
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(499,047)	375,888
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,691)	(8,142)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(6,175)	– 0	–
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	7,795	(268)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,000	– 0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	157,214	1,018,518
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(56,233)	(138,057)

Total		$(625,253)	$1,295,583

256	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$88,670	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	818,415	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,619,133	*	Receivable/Payable for variation margin on exchange-traded derivatives	924,600	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	12,468,129		Unrealized depreciation on forward currency exchange contracts	11,599,694

Interest rate contracts	Unrealized appreciation on inflation swaps	8,974,666		Unrealized depreciation on inflation swaps	61,071

Equity contracts	Unrealized appreciation on total return swaps	1,432,252		Unrealized depreciation on total return swaps	1,380,268

Total		$24,494,180			$14,872,718

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

AB POOLING PORTFOLIOS •	257

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$803,834	$(94,903)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,663,924)	(454,647)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	646,866	1,593,755

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	13,027,837	(2,199,441)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(715,956)	101,248

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,818,700	(94,126)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	99,208	13,118,041

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	11,397,496	8,368,990

Total		$24,414,061	$20,338,917

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Notes to Financial Statements

AB Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,273,437	*	Receivable/Payable for variation margin on exchange-traded derivatives	$290,973	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,393,674		Unrealized depreciation on forward currency exchange contracts	2,937,140

Equity contracts				Unrealized depreciation on total return swaps	507,818

Total		$3,667,111			$3,735,931

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,142)	$	– 0	–

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,484,911		2,961,354

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(3,424,485)		(498,819)

AB POOLING PORTFOLIOS •	259

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$147,285	$300,985

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	11,455,811	(3,138,971)

Total		$11,659,380	$(375,451)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended February 28, 2017:

AB International Value Portfolio
Futures:
Average original value of buy contracts	$313,261

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$59,411,278
Average principal amount of sale contracts	$66,319,917

AB International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$64,054,489
Average principal amount of sale contracts	$68,892,706

AB Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$25,021,028
Average original value of sale contracts	$1,406,680

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$5,082,007

Credit Default Swaps:
Average notional amount of sale contracts	$649,429

AB Global Core Bond Portfolio
Futures:
Average original value of buy contracts	$5,317,264
Average original value of sale contracts	$30,669,305

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,468,857
Average principal amount of sale contracts	$142,332,932

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Notes to Financial Statements

AB Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$7,563,847
Average original value of sale contracts	$9,145,586

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,420,310
Average principal amount of sale contracts	$14,081,045

Purchased Options:
Average monthly cost	$9,446	(a)

Inflation Swaps:
Average notional amount	$11,064,714

Centrally Cleared Interest Rate Swaps:
Average notional amount	$47,084,740

Credit Default Swaps:
Average notional amount of buy contracts	$424,714
Average notional amount of sale contracts	$1,687,663

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,945,929

(a) Positions were open for five months during the period.

AB Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$89,026,099
Average original value of sale contracts	$89,962,253

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$309,448,723
Average principal amount of sale contracts	$402,117,637

Purchased Options:
Average monthly cost	$465,723	(a)

Interest Rate Swaps:
Average notional amount	$125,200,000

Inflation Swaps:
Average notional amount	$512,693,929

Total Return Swaps:
Average notional amount	$286,997,748

(a) Positions were open for five months during the period.

* Consolidated (see Note A).

AB POOLING PORTFOLIOS •	261

Notes to Financial Statements

AB Volatility Management Portfolio
Futures:
Average original value of buy contracts	$89,175,175
Average original value of sale contracts	$28,221,629

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$152,618,410
Average principal amount of sale contracts	$154,903,451

Purchased Options:
Average monthly cost	$2,479,261	(a)

Total Return Swaps:
Average notional amount	$99,736,270

(a) Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of February 28, 2017:

International Value Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$33,935	$(33,935)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	8,975	(8,975)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	80,476	– 0	–		– 0	–		– 0	–		80,476
Nomura Global Financial Products, Inc.	50,264	– 0	–		– 0	–		– 0	–		50,264
Northern Trust Co.	74,432	– 0	–		– 0	–		– 0	–		74,432
Royal Bank of Scotland PLC	19,686	(19,686)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	451	(451)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	17,295	(17,295)			– 0	–		– 0	–		– 0	–

Total	$285,514	$(80,342)		$	– 0	–	$	– 0	–		$205,172	^

262	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$108,779	$(33,935)		$	– 0	–	$	– 0	–	$74,844
Citibank, NA	33,609	(8,975)			– 0	–		– 0	–	24,634
HSBC Bank USA	71,464	– 0	–		– 0	–		– 0	–	71,464
JPMorgan Chase Bank, NA	11,474	– 0	–		– 0	–		– 0	–	11,474
Royal Bank of Scotland PLC	45,592	(19,686)			– 0	–		– 0	–	25,906
Standard Chartered Bank	2,855	(451)			– 0	–		– 0	–	2,404
State Street Bank & Trust Co.	45,680	(17,295)			– 0	–		– 0	–	28,385

Total	$319,453	$(80,342)		$	– 0	–	$	– 0	–	$239,111	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Growth Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$1,825	$	– 0	–	$	– 0	–	$	– 0	–	$1,825
BNP Paribas SA	7,987		– 0	–		– 0	–		– 0	–	7,987
Citibank, NA	85,501		(45,332)			– 0	–		– 0	–	40,169
Credit Suisse International	159,000		(22,807)			– 0	–		– 0	–	136,193
HSBC Bank USA	38,524		(38,524)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	130,090		– 0	–		– 0	–		– 0	–	130,090
Morgan Stanley & Co., Inc.	69,185		(69,185)			– 0	–		– 0	–	– 0	–
Nomura Global Financial Products, Inc.	110,890		– 0	–		– 0	–		– 0	–	110,890
State Street Bank & Trust Co.	504,172		(57,521)			– 0	–		– 0	–	446,651
UBS AG	13,039		(11,650)			– 0	–		– 0	–	1,389

Total	$1,120,213		$(245,019)			$–0	–	$	– 0	–	$875,194	^

AB POOLING PORTFOLIOS •	263

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$45,332	$(45,332)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	22,807	(22,807)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	47,772	(38,524)	– 0	–	– 0	–	9,248
Morgan Stanley & Co., Inc.	113,215	(69,185)	– 0	–	– 0	–	44,030
Standard Chartered Bank	105,802	– 0	–	– 0	–	– 0	–	105,802
State Street Bank & Trust Co.	57,521	(57,521)	– 0	–	– 0	–	– 0	–
UBS AG	11,650	(11,650)	– 0	–	– 0	–	– 0	–

Total	$404,099	$(245,019)	$	– 0	–	$	– 0	–	$159,080	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Bond Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$8,081	$	– 0	–	$	– 0	–	$	– 0	–		$8,081

Total	$8,081	$	– 0	–	$	– 0	–	$	– 0	–		$8,081	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$1,973	$	– 0	–		$(1,973)		$	– 0	–	$	– 0	–

Total	$1,973	$	– 0	–		$(1,973)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$22,466	$	– 0	–	$	– 0	–	$	– 0	–		$22,466
Credit Suisse International	39,784		– 0	–		– 0	–		– 0	–		39,784
Deutsche Bank AG	58,956		– 0	–		– 0	–		– 0	–		58,956
JPMorgan Chase Bank, NA	4,488		– 0	–		– 0	–		– 0	–		4,488

Total	$125,694	$	– 0	–	$	– 0	–	$	– 0	–		$125,694	^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

264	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$96,627		$(96,627)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	325,878		(24,097)			– 0	–		– 0	–		301,781
HSBC Bank USA	60,731		(60,731)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	626,248		– 0	–		– 0	–		– 0	–		626,248
Royal Bank of Scotland PLC	43,105		(43,105)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	24,772		(24,772)			– 0	–		– 0	–		– 0	–

Total	$1,177,361		$(249,332)		$	– 0	–	$	– 0	–		$928,029^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$5,235	$	– 0	–		$(5,235)		$	– 0	–	$	– 0	–

Total	$5,235	$	– 0	–		$(5,235)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$214,051		$(96,627)		$	– 0	–	$	– 0	–		$117,424
Citibank, NA	10,242		– 0	–		– 0	–		– 0	–		10,242
Credit Suisse International	7,655		– 0	–		– 0	–		– 0	–		7,655
Goldman Sachs Bank USA	24,097		(24,097)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	106,961		(60,731)			– 0	–		– 0	–		46,230
JPMorgan Chase Bank, NA	118,828		– 0	–		– 0	–		– 0	–		118,828
Royal Bank of Scotland PLC	125,342		(43,105)			– 0	–		– 0	–		82,237
Standard Chartered Bank	105,060		– 0	–		– 0	–		– 0	–		105,060
State Street Bank & Trust Co.	105,854		(24,772)			– 0	–		– 0	–		81,082

Total	$818,090		$(249,332)		$	– 0	–	$	– 0	–		$568,758^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB POOLING PORTFOLIOS •	265

Notes to Financial Statements

Bond Inflation Protection Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC/ Morgan Stanley & Co., Inc.*	$4,326	$(4,326)	$	$	– 0	–	$	– 0	–

Total	$4,326	$(4,326)	$	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$17,275	$(403)	$	– 0	–	$	– 0	–	$16,872
Barclays Bank PLC	223,947	– 0	–	– 0	–	– 0	–	223,947
Citibank, NA	8,791	(8,791)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,378	(2,378)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	27,181	(27,181)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	11,791	(11,791)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	632	(586)	– 0	–	– 0	–	46
State Street Bank & Trust Co.	23,576	(17,199)	– 0	–	– 0	–	6,377

Total	$315,571	$(68,329)	$	– 0	–	$	– 0	–	$247,242	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC/ Morgan Stanley & Co., Inc.*	$26,992	$(4,326)			$(22,666)		$	– 0	–	$	– 0	–

Total	$26,992	$(4,326)			$(22,666)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$403	$(403)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	43,548	(8,791)			– 0	–		– 0	–		34,757
Credit Suisse International	67,167	(2,378)			– 0	–		– 0	–		64,789
Deutsche Bank AG	36,813	– 0	–		– 0	–		– 0	–		36,813
Goldman Sachs Bank USA/Goldman Sachs International	79,433	(27,181)			– 0	–		– 0	–		52,252
HSBC Bank USA	35,053	– 0	–		– 0	–		– 0	–		35,053
JPMorgan Chase Bank, NA	6,142	– 0	–		– 0	–		– 0	–		6,142
Royal Bank of Scotland PLC	15,057	(11,791)			– 0	–		– 0	–		3,266
Standard Chartered Bank	586	(586)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	17,199	(17,199)			– 0	–		– 0	–		– 0	–
UBS AG	14,819	– 0	–		– 0	–		– 0	–		14,819

Total	$316,220	$(68,329)		$	– 0	–	$	– 0	–		$247,891	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

**	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

266	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$10,158	$	– 0	–	$	– 0	–	$	– 0	–	$10,158

Total	$10,158	$	– 0	–	$	– 0	–	$	– 0	–	$10,158

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received**	Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$16,502	$(16,502)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	106,868	(106,868)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	885,655	(73,177)	– 0	–	– 0	–	812,478
BNP Paribas SA	151,814	(151,814)	– 0	–	– 0	–	– 0	–
Citibank, NA	1,593,541	(93,223)	(1,111,000)	– 0	–	389,318
Credit Suisse International	1,239,779	(1,239,779)	– 0	–	–0	–	– 0	–
Deutsche Bank AG	1,965,406	(61,071)	(1,894,206)	– 0	–	10,129
Goldman Sachs Bank USA/Goldman Sachs International	2,220,857	(35,660)	– 0	–	(2,185,197)	– 0	–
HSBC Bank USA	79,841	– 0	–	– 0	–	– 0	–	79,841
JPMorgan Chase Bank, NA	5,580,879	(591,946)	(3,968,000)	– 0	–	1,020,933
Morgan Stanley & Co., Inc.	213,934	(94,795)	– 0	–	– 0	–	119,139
Nomura Global Financial Products, Inc.	966,560	(79,938)	– 0	–	– 0	–	886,622
Royal Bank of Scotland PLC	385,003	(385,003)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	23,773	(9,812)	– 0	–	– 0	–	13,961
State Street Bank & Trust Co.	5,837,866	(5,837,866)	– 0	–	– 0	–	– 0	–
UBS AG	93,207	(93,207)	– 0	–	– 0	–	– 0	–

Total	$21,361,485	$(8,870,661)	$(6,973,206)	$(2,185,197)	$3,332,421	^

AB POOLING PORTFOLIOS •	267

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$16,949	$(16,502)	$	– 0	–	$	– 0	–	$447
Bank of America, NA	489,800	(106,868)		– 0	–		– 0	–	382,932
Barclays Bank PLC	73,177	(73,177)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	295,835	(151,814)		– 0	–		– 0	–	144,021
Citibank, NA	93,223	(93,223)		– 0	–		– 0	–	– 0	–
Credit Suisse International	1,333,806	(1,239,779)		– 0	–		– 0	–	94,027
Deutsche Bank AG	61,071	(61,071)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	35,660	(35,660)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	591,946	(591,946)		–0	–		–0	–	– 0	–
Morgan Stanley & Co., Inc.	94,795	(94,795)		– 0	–		– 0	–	– 0	–
Nomura Global Financial Products, Inc.	79,938	(79,938)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	1,279,130	(385,003)		– 0	–		– 0	–	894,127
Standard Chartered Bank	9,812	(9,812)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	6,970,549	(5,837,866)		– 0	–		– 0	–	1,132,683
UBS AG	201,772	(93,207)		– 0	–		– 0	–	108,565

Total	$11,627,463	$(8,870,661)	$	– 0	–	$	– 0	–	$2,756,802^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

**	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

268	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AllianceBernstein Cayman Inflation Pooling Subsidiary. Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$703,270	$	– 0	–	$	– 0	–	$	– 0	–		$703,270

Total	$703,270	$	– 0	–	$	– 0	–	$	– 0	–		$703,270

OTC Derivatives:
JPMorgan Chase Bank, NA	$1,393,228		$(926,835)		$	– 0	–	$	– 0	–		$466,393
Morgan Stanley Capital Services LLC	39,024		(39,024)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	81,310		(33,302)			– 0	–		– 0	–		48,008

Total	$1,513,562		$(999,161)		$	– 0	–	$	– 0	–		$514,401	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank, NA	$926,835		$(926,835)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services LLC	453,433		(39,024)			– 0	–		(414,409)			– 0	–
State Street Bank & Trust Co.	33,302		(33,302)			– 0	–		– 0	–		– 0	–

Total	$1,413,570		$(999,161)		$	– 0	–		$(414,409)		$	– 0	– ^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB POOLING PORTFOLIOS •	269

Notes to Financial Statements

AB Volatility Management Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$3,068	$(3,068)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	828,209	(828,209)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	153,186	(153,186)	– 0	–	– 0	–	– 0	–
Citibank, NA	3,984	– 0	–	– 0	–	– 0	–	3,984
Credit Suisse International	34,869	(34,869)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	242,213	(242,213)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,697	(1,697)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	11,226	(11,226)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	115,222	(115,222)	– 0	–	– 0	–	– 0	–

Total	$1,393,674	$(1,389,690)	$	– 0	–	$	– 0	–	$3,984	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$5,757,385	$	– 0	–	$(5,757,385)	$–0	–	$	– 0	–

Total	$5,757,385	$	– 0	–	$(5,757,385)	$–0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$236,117	$(3,068)	$	– 0	–	$	– 0	–	$233,049
BNP Paribas SA	1,315,928	(828,209)	– 0	–	– 0	–	487,719
Brown Brothers Harriman & Co.	365,485	(153,186)	– 0	–	– 0	–	212,299
Credit Suisse International	158,702	(34,869)	– 0	–	– 0	–	123,833
Goldman Sachs Bank USA/Goldman Sachs International	388,875	(242,213)	– 0	–	– 0	–	146,662
JPMorgan Chase Bank, NA	123,083	(1,697)	– 0	–	– 0	–	121,386
Morgan Stanley & Co., Inc.	425,257	(11,226)	– 0	–	– 0	–	414,031

270	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC	$17,391	$	– 0	–	$	– 0	–	$	– 0	–	$17,391
Standard Chartered Bank	15,267		– 0	–		– 0	–		– 0	–	15,267
State Street Bank & Trust Co.	125,294		(115,222)			– 0	–		– 0	–	10,072
UBS AG	273,559		– 0	–		– 0	–		– 0	–	273,559

Total	$3,444,958		$(1,389,690)		$	– 0	–	$	– 0	–	$2,055,268	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2017.

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan

AB POOLING PORTFOLIOS •	271

Notes to Financial Statements

Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended February 28, 2017, the AB Global Core Bond Portfolio earned drop income of $27,863, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended February 28, 2017, the average amount of reverse repurchase agreements outstanding for AB Bond Inflation Protection Portfolio was $24,774,206, and the daily weighted average interest rate was 1.08%. At February 28, 2017, the AB Bond Inflation Protection Portfolio had reverse repurchase agreements outstanding in the amount of $36,256,567, as reported on the statements of assets and liabilities.

272	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of February 28, 2017:

AB Bond Inflation Protection Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$23,771,456	$(23,771,456)	$	– 0	–
JPMorgan Chase Bank	12,485,111	(12,485,111)		– 0	–

Total	$36,256,567	$(36,256,567)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE D

Securities Lending

Certain Portfolios may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 28,

AB POOLING PORTFOLIOS •	273

Notes to Financial Statements

2017, the value of securities on loan and cash collateral received which has been invested into the Government Money Market Portfolio are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
AB International Value	$1,564,144	$1,683,950
AB International Growth	1,631,307	1,748,351
AB Multi-Asset Real Return	22,471,468	23,294,918
AB Volatility Management	9,296,324	9,742,323

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the six months ended February 28, 2017 from the borrowers and the Government Money Market Portfolio are as follows:

Portfolio	Borrowers		Government Money Market Portfolio
AB U.S. Value	$5,362		$4,508
AB U.S. Large Cap Growth	– 0	–	3,528
AB International Value	69,402		– 0	–
AB International Growth	150,598		13,852
AB Multi-Asset Real Return	323,942		57,451
AB Volatility Management	53,945		15,909

These amounts are reflected in the statement of operations. In connection with the cash collateral investment by certain Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of such Portfolios’ share of the advisory fees of Government Money Market Portfolio, as borne indirectly by such Portfolios as an acquired fund fee and expense. For the six months ended February 28, 2017, such waivers amounted to:

Portfolio	Amount	Portfolio	Amount
AB U.S. Value	$2,240	AB International Growth	$6,637
AB U.S. Large Cap Growth	1,684	AB Multi-Asset Real Return	25,605
AB International Value	3,103	AB Volatility Management	7,290

274	• AB POOLING PORTFOLIOS

Notes to Financial Statements

A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of Government Money Market Portfolio for the six months ended February 28, 2017 is as follows:

Portfolio	Market Value 8/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/17 (000)
AB U.S. Value	$3,321		$37,095	$40,416	$	– 0	–
AB U.S. Large Cap Growth	585		13,175	13,760		– 0	–
AB International Value	2		66,453	64,771		1,684
AB International Growth	8,638		48,079	54,969		1,748
AB Small-Mid Cap Growth	– 0	–	33	33		– 0	–
AB Multi-Asset Real Return	41,296		377,043	395,044		23,295
AB Volatility Management	5,295		93,114	88,667		9,742

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016

AB U.S. Value
Shares sold	10,430	47,425	$134,943	$588,693

Shares issued in reinvestment of dividends	267,494	700,332	3,685,167	8,840,609

Shares redeemed	(3,176,151)	(12,155,124)	(43,930,304)	(158,045,119)

Net decrease	(2,898,227)	(11,407,367)	$(40,110,194)	$(148,615,817)

AB U.S. Large Cap Growth
Shares sold	2,694	28,533	$27,593	$306,704

Shares issued in reinvestment of dividends and distributions	6,473,783	8,933,019	54,792,389	90,366,658

Shares redeemed	(3,590,333)	(13,944,858)	(32,658,285)	(175,773,467)

Net increase (decrease)	2,886,144	(4,983,306)	$22,161,697	$(85,100,105)

AB POOLING PORTFOLIOS •	275

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016

AB International Value
Shares sold	39	230,877	$275	$1,565,159

Shares issued in reinvestment of dividends	642,591	2,265,216	4,466,008	15,426,120

Shares redeemed	(4,028,423)	(16,575,397)	(28,696,563)	(119,937,274)

Net decrease	(3,385,793)	(14,079,304)	$(24,230,280)	$(102,945,995)

AB International Growth
Shares sold	376,201	361,396	$3,071,638	$2,770,032

Shares issued in reinvestment of dividends	1,335,058	597,304	10,520,257	5,100,976

Shares redeemed	(1,726,588)	(15,050,611)	(14,927,716)	(130,416,032)

Net decrease	(15,329)	(14,091,911)	$(1,335,821)	$(122,545,024)

AB Short Duration Bond
Shares sold	2,110	1,705,549	$19,715	$16,064,149

Shares issued in reinvestment of dividends and distributions	104,234	938,493	973,258	8,834,321

Shares redeemed	(805,727)	(89,589,331)	(7,561,676)	(844,229,442)

Net decrease	(699,383)	(86,945,289)	$(6,568,703)	$(819,330,972)

AB Global Core Bond
Shares sold	288,850	665,112	$2,852,297	$6,644,486

Shares issued in reinvestment of dividends and distributions	811,968	4,142,006	7,957,592	40,864,714

Shares redeemed	(1,499,442)	(72,196,451)	(15,078,804)	(725,185,720)

Net decrease	(398,624)	(67,389,333)	$(4,268,915)	$(677,676,520)

AB Bond Inflation Protection
Shares sold	24,410	1,093,982	$244,833	$10,438,327

Shares issued in reinvestment of dividends and distributions	607,374	1,743,338	5,660,726	16,335,075

Shares redeemed	(845,462)	(66,603,970)	(8,305,789)	(646,166,744)

Net decrease	(213,678)	(63,766,650)	$(2,400,230)	$(619,393,342)

276	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31, 2016	Six Months Ended February 28, 2017 (unaudited)			Year Ended August 31, 2016

AB Small-Mid Cap Value
Shares sold	– 0	–	82,942	$	– 0	–	$812,766

Shares issued in reinvestment of dividends and distributions	1,151,112		3,407,853		12,466,610		33,421,658

Shares redeemed	(1,416,085)		(19,759,654)		(15,730,578)		(201,654,735)

Net decrease	(264,973)		(16,268,859)		$(3,263,968)		$(167,420,311)

AB Small-Mid Cap Growth
Shares sold	– 0	–	208,852	$	– 0	–	$1,814,746

Shares issued in reinvestment of dividends and distributions	1,172,196		3,730,644		10,458,143		34,986,518

Shares redeemed	(1,237,664)		(19,602,180)		(11,125,705)		(178,139,234)

Net decrease	(65,468)		(15,662,684)		$(667,562)		$(141,337,970)

AB Multi-Asset Real Return*
Shares sold	321,998		109,741,155		$2,051,350		$692,203,634

Shares issued in reinvestment of dividends	3,865,828		4,197,232		24,779,957		24,008,166

Shares redeemed	(31,943,934)		(95,204,326)		(207,152,952)		(543,691,559)

Net increase (decrease)	(27,756,108)		18,734,061		$(180,321,645)		$172,520,241

*	Consolidated (see Note A).

	Shares		Amount
	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31, 2016

AB Volatility Management
Shares sold	227,524	2,368,191	$2,184,930	$25,231,236

Shares issued in reinvestment of dividends and distributions	11,514,531	5,719,831	102,594,470	62,117,362

Shares redeemed	(5,257,677)	(75,246,747)	(49,824,956)	(816,677,084)

Net increase (decrease)	6,484,378	(67,158,725)	$54,954,444	$(729,328,486)

AB POOLING PORTFOLIOS •	277

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the AB Bond Inflation Protection Portfolio invests principally in inflation-indexed investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

278	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Focused Portfolio Risk—This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ investments. The Portfolios may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Portfolios, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when particular investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AB Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked

AB POOLING PORTFOLIOS •	279

Notes to Financial Statements

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Non-Diversification Risk—The Portfolios may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolios’ NAV.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

280	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

AB U.S. Value	2016		2015
Distributions paid from:
Ordinary income	$8,840,609		$10,546,202

Total distributions paid	$8,840,609		$10,546,202

AB U.S. Large Cap Growth	2016		2015
Distributions paid from:
Ordinary income	$8,416,367		$14,782,301
Long-term capital gains	81,950,291		154,621,916

Total distributions paid	$90,366,658		$169,404,217

AB International Value	2016		2015
Distributions paid from:
Ordinary income	$15,426,120		$31,500,480

Total distributions paid	$15,426,120		$31,500,480

AB International Growth	2016		2015
Distributions paid from:
Ordinary income	$5,100,976		$6,877,393

Total distributions paid	$5,100,976		$6,877,393

AB Short Duration Bond	2016		2015
Distributions paid from:
Ordinary income	$8,834,321		$9,366,087

Total distributions paid	$8,834,321		$9,366,087

AB Global Core Bond	2016		2015
Distributions paid from:
Ordinary income	$40,864,714		$55,828,805
Long-term capital gains	– 0	–	11,170,482

Total distributions paid	$40,864,714		$66,999,287

AB Bond Inflation Protection	2016		2015
Distributions paid from:
Ordinary income	$16,335,075		$25,002,844

Total distributions paid	$16,335,075		$25,002,844

AB POOLING PORTFOLIOS •	281

Notes to Financial Statements

AB Small-Mid Cap Value	2016	2015
Distributions paid from:
Ordinary income	$3,509,820	$11,292,081
Long-term capital gains	29,911,838	51,950,236

Total distributions paid	$33,421,658	$63,242,317

AB Small-Mid Cap Growth	2016	2015
Distributions paid from:
Ordinary income	$1,326,253	$2,513,207
Long-term capital gains	33,660,265	48,831,561

Total distributions paid	$34,986,518	$51,344,768

AB Multi-Asset Real Return	2016	2015
Distributions paid from:
Ordinary income	$24,008,166	$28,954,469

Total distributions paid	$24,008,166	$28,954,469

AB Volatility Management	2016	2015
Distributions paid from:
Ordinary income	$35,223,173	$69,377,411
Long-term capital gains	26,894,190	37,288,177

Total distributions paid	$62,117,363	$106,665,588

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB U.S. Value	$1,449,934	$	– 0	–	$(288,140,199)	$50,138,229	$(236,552,036)
AB U.S. Large Cap Growth	365,464	47,713,819	– 0	–	82,662,731	130,742,014
AB International Value	4,461,536	– 0	–	(454,469,442)	9,784,960	(440,222,946)
AB International Growth	8,856,236	– 0	–	(358,405,083)	38,111,631	(311,437,216)
AB Short Duration Bond	364,575	– 0	–	(70,899,948)	121,809	(70,413,564)
AB Global Core Bond	2,565,647	3,168,718	(17,140,043)	8,964,455	(2,441,223)
AB Bond Inflation Protection	5,655,428	– 0	–	(10,555,633)	28,864	(4,871,341)

282	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains		Accumulated Capital and Other Gains (Losses)(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB Small-Mid Cap Value	$246,505		$10,175,151		$	– 0	–	$14,181,302	$24,602,958
AB Small-Mid Cap Growth	– 0	–	9,527,183			– 0	–	17,106,738	26,633,921
AB Multi-Asset Real Return	16,062,113		– 0	–		(370,064,292)		(262,991,851)	(616,994,030)
AB Volatility Management	38,998,244		63,563,399			– 0	–	68,063,911	170,625,554

(a)

During the fiscal year ended August 31, 2016, U.S. Value Portfolio utilized capital loss carryforwards of $23,831,773 to offset current year net realized gains. As of August 31, 2016, Short Duration Bond Portfolio had $1,756,801 of capital loss carryforwards expire during the fiscal year. At August 31, 2016 Short Duration Bond Portfolio and Global Core Bond Portfolio deferred straddle losses of $46,647 and $2,102,362, respectively. At August 31, 2016, Global Core Bond Portfolio had a qualified late year ordinary loss deferral of $15,037,681. At August 31, 2016, US Value Portfolio had a post-October short-term capital loss deferral of $8,171,505.These losses are deemed to arise on September 1, 2016. As of August 31, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments, the tax treatment of Treasury inflation-protected securities, the tax treatment of a restructured investment, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

AB POOLING PORTFOLIOS •	283

Notes to Financial Statements

As of August 31, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB U.S. Value	$279,968,694	N/A	2018
AB International Value	51,400,581	N/A	2017
AB International Value	325,801,637	N/A	2018
AB International Value	35,980,828	$41,286,396	No Expiration
AB International Growth	34,597,465	N/A	2017
AB International Growth	302,930,744	N/A	2018
AB International Growth	9,871,721	11,005,153	No Expiration
AB Short Duration Bond	19,308,695	N/A	2017
AB Short Duration Bond	11,669,892	N/A	2018
AB Short Duration Bond	8,417,896	N/A	2019
AB Short Duration Bond	4,277,935	27,178,883	No Expiration
AB Bond Inflation Protection	7,510,028	3,045,605	No Expiration
AB Multi-Asset Real Return	232,200,875	N/A	2018
AB Multi-Asset Real Return	54,955,091	82,908,326	No Expiration

NOTE H

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I

Subsequent Events

On September 21, 2016, at the recommendation of the Adviser, the Board approved the liquidation and termination of each Portfolio, other than AB Volatility Management Portfolio. The Portfolios delivered securities in kind, cash and receivables to certain AB mutual funds as of the following dates:

March 3, 2017—AB U.S. Large Cap Growth Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio and AB U.S. Value

March 10, 2017—AB International Value Portfolio and AB International Growth Portfolio

March 17, 2017—AB Multi-Asset Real Return Portfolio and its Subsidiary, AllianceBernstein Cayman Inflation Pooling Subsidiary,

284	• AB POOLING PORTFOLIOS

Notes to Financial Statements

March, 28, 2017—AB Short Duration Bond Portfolio

March 29, 2017—AB Bond Inflation Protection Portfolio

March 30, 2017—AB Global Core Bond Portfolio

The liquidation of the Portfolios may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

AB POOLING PORTFOLIOS •	285

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB U.S. Value
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.25		$ 12.63		$ 13.46	$ 10.96	$ 8.73	$ 7.97

Income From Investment Operations
Net investment income(a)	.14	(b)†	.29	(b)	.28	.32	.24	.23
Net realized and unrealized gain (loss) on investment transactions	1.37		.65		(.83)	2.50	2.23	.76

Net increase (decrease) in net asset value from operations	1.51		.94		(.55)	2.82	2.47	.99

Less: Dividends
Dividends from net investment income	(.16)		(.32)		(.28)	(.32)	(.24)	(.23)

Net asset value, end of period	$ 14.60		$ 13.25		$ 12.63	$ 13.46	$ 10.96	$ 8.73

Total Return
Total investment return based on net asset value(c)*	11.46	%†	7.55%		(4.21)%	26.10%	28.67%	12.75%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$311		$320		$449	$539	$1,113	$1,173
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.06	%^	.08%		.05%	.03%	.02%	.02%
Expenses, before waivers/reimbursements(d)	.07	%^	.08%		.05%	.03%	.02%	.02%
Net investment income	2.13	%(b)†^	2.29	%(b)	2.06%	2.65%	2.44%	2.75%
Portfolio turnover rate	20%		57%		52%	43%	53%	40%

See footnote summary on pages 297-298.

286	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB U.S. Large Cap Growth
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.27	$ 12.59	$ 16.78	$ 14.53	$ 12.30	$ 10.66

Income From Investment Operations
Net investment income(a)	.03	(b)†	.08	(b)	.11	.12	.12	.12
Net realized and unrealized gain on investment transactions	.66	1.17	1.46	3.91	2.20	1.67

Net increase in net asset value from operations	.69	1.25	1.57	4.03	2.32	1.79

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.10)	(.13)	(.14)	(.09)	(.15)
Distributions from net realized gain on investment transactions	(1.76)	(3.47)	(5.63)	(1.64)	– 0	–	– 0	–

Total dividends and distributions	(1.80)	(3.57)	(5.76)	(1.78)	(.09)	(.15)

Net asset value, end of period	$ 9.16	$ 10.27	$ 12.59	$ 16.78	$ 14.53	$ 12.30

Total Return
Total investment return based on net asset value(c)	8.22	%*†	10.50	%*	11.22	%*	29.19%	18.92%	16.99	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$311	$319	$454	$538	$1,123	$1,173
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.05	%^	.07%	.05%	.03%	.02%	.02%
Expenses, before waivers/reimbursements(d)	.07	%^	.08%	.05%	.03%	.02%	.02%
Net investment income	.71	%(b)†^	.76	%(b)	.84%	.79%	.87%	1.10%
Portfolio turnover rate	30%	49%	56%	59%	57%	85%

See footnote summary on pages 297-298.

AB POOLING PORTFOLIOS •	287

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Value
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016		2015	2014		2013	2012

Net asset value, beginning of period	$ 6.97		$ 7.05		$ 8.32	$ 7.46		$ 6.39	$ 6.98

Income From Investment Operations
Net investment income(a)	.06	(b)†	.19	(b)	.20	.31		.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42		.13		(.89)	1.01		.98	(.70)

Net increase (decrease) in net asset value from operations	.48		.32		(.69)	1.32		1.21	(.47)

Less: Dividends
Dividends from net investment income	(.12)		(.40)		(.58)	(.46)		(.14)	(.12)

Net asset value, end of period	$ 7.33		$ 6.97		$ 7.05	$ 8.32		$ 7.46	$ 6.39

Total Return
Total investment return based on net asset value(c)	7.00	%†	4.66%		(8.59)%	18.14%		19.15%	(6.69)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$259		$270		$372	$450		$947	$986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.07	%^	.13%		.08%	.05	%(e)	.05%	.04%
Expenses, before waivers/reimbursements(d)	.07	%^	.13%		.08%	.05	%(e)	.05%	.04%
Net investment income	1.79	%(b)†^	2.81	%(b)	2.60%	3.84%		3.16%	3.56%
Portfolio turnover rate	33%		50%		69%	65%		58%	61%

See footnote summary on pages 297-298.

288	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Growth
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.69		$ 8.33		$ 9.50		$ 8.27		$ 7.54		$ 8.27

Income From Investment Operations
Net investment income(a)	.04	(b)†	.16	(b)	.15		.19		.20		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		.36		(1.18)		1.19		.59		(.78)

Net increase (decrease) in net asset value from operations	(.02)		.52		(1.03)		1.38		.79		(.60)

Less: Dividends
Dividends from net investment income	(.35)		(.16)		(.14)		(.15)		(.06)		(.13)

Net asset value, end of period	$ 8.32		$ 8.69		$ 8.33		$ 9.50		$ 8.27		$ 7.54

Total Return
Total investment return based on net asset value(c)	– 0	– %†	6.23	%(c)	(10.86	)%(c)	16.89	%(c)	10.53	%(c)	(7.19	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$257		$269		$375		$447		$941		$999
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.09	%^	.12%		.09%		.05%		.04%		.04%
Expenses, before waivers/reimbursements(d)	.10	%^	.12%		.09%		.05%		.04%		.04%
Net investment income	1.07	%(b)†^	1.90	%(b)	1.72%		2.13%		2.40%		2.36%
Portfolio turnover rate	24%		58%		52%		61%		55%		93%

See footnote summary on pages 297-298.

AB POOLING PORTFOLIOS •	289

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Short Duration Bond
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 9.39		$ 9.43		$ 9.44		$ 9.42		$ 9.56		$ 9.59

Income From Investment Operations
Net investment income(a)	.05	(b)†	.11	(b)	.09		.10		.09		.12
Net realized and unrealized gain (loss) on investment transactions	.02		.02		(.01)		.04	††	(.08)		– 0	–
Contributions from Affiliates	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.07		.13		.08		.14		.01		.12

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.17)		(.09)		(.12)		(.15)		(.15)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.17)		(.09)		(.12)		(.15)		(.15)

Net asset value, end of period	$ 9.34		$ 9.39		$ 9.43		$ 9.44		$ 9.42		$ 9.56

Total Return
Total investment return based on net asset value(d)	.79	%*†	1.40	%*	.90%		1.45%		.14	%*	1.24%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$71		$78		$898		$962		$936		$933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.07	%^	.04%		.04%		.03	%(e)	.03%		.03%
Expenses, before waivers/reimbursements(d)	.30	%^	.05%		.04%		.03	%(e)	.03%		.03%
Net investment income	1.12	%(b)†^	1.12	%(b)	.90%		1.06%		.94%		1.26%
Portfolio turnover rate	13%		37%		71%		47%		114%		129%

See footnote summary on pages 297-298.

290	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Global Core Bond
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.29	$ 10.04	$ 10.52	$ 10.18	$ 11.00	$ 10.88

Income From Investment Operations
Net investment income(a)	.12†	.26	(b)	.26	.29	.29	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.55	(.04)	.41	(.38)	.40
Contributions from Affiliates	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.17)	.81	.22	.70	(.09)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.56)	(.52)	(.34)	(.37)	(.34)
Distributions from net realized gain on investment transactions	(.23)	0	(.18)	(.02)	(.36)	(.27)

Total dividends and distributions	(.32)	(.56)	(.70)	(.36)	(.73)	(.61)

Net asset value, end of period	$ 9.80	$ 10.29	$ 10.04	$ 10.52	$ 10.18	$ 11.00

Total Return
Total investment return based on net asset value(c)	(1.60	)%*†	8.39%	2.15%	7.05%	(.94	)%*	6.98%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$244	$260	$931	$1,032	$1,041	$1,124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.13	%^	.06%	.04%	.03	%(e)	.03%	.03%
Expenses, before waivers/reimbursements(d)	.13	%^	.06%	.04%	.03	%(e)	.03%	.03%
Net investment income	2.46	%†^	2.62	%(b)	2.56%	2.86%	2.77%	2.99%
Portfolio turnover rate	50%	105%	150%	169%	116%	163%

See footnote summary on pages 297-298.

AB POOLING PORTFOLIOS •	291

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Bond Inflation Protection
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 9.92	$ 9.64	$ 10.25	$ 10.15	$ 11.22	$ 11.46

Income From Investment Operations
Net investment income(a)	.07	(b)†	.13	(b)	.12	.33	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.39	(.40)	.22	(.69)	.32
Contributions from Affiliates	.00	(f)	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	.52	(.28)	.55	(.37)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.24)	(.33)	(.14)	(.52)	(.72)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.18)	(.22)

Total dividends and distributions	(.57)	(.24)	(.33)	(.45)	(.70)	(.94)

Net asset value, end of period	$ 9.47	$ 9.92	$ 9.64	$ 10.25	$ 10.15	$ 11.22

Total Return
Total investment return based on net asset value(c)	1.27	%†	5.53%	(2.73	) %	5.63%	(3.70	) %	6.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,145	$104,919	$717,018	$776,378	$753,515	$792,721
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.39	%^	.23%	.13%	.08%	.13%	.11%
Expenses, before waivers/reimbursements(d)(e)	.63	%^	.25%	.13%	.08%	.13%	.11%
Net investment income	1.55	%(b)†^	1.35	%(b)	1.24%	3.22%	3.00%	3.44%
Portfolio turnover rate	18%	42%	56%	72%	49%	52%

See footnote summary on pages 297-298.

292	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Small-Mid Cap Value
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.76	$ 11.27	$ 14.28	$ 13.09	$ 11.72	$ 10.38

Income From Investment Operations
Net investment income(a)	.05	(b)†	.14	(b)	.15	.22	.18	.16
Net realized and unrealized gain (loss) on investment transactions	1.47	.93	(.35)	2.89	2.94	1.30

Net increase (decrease) in net asset value from operations	1.52	1.07	(.20)	3.11	3.12	1.46

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.19)	(.17)	(.20)	(.26)	(.12)
Distributions from net realized gain on investment transactions	(1.48)	(1.39)	(2.64)	(1.72)	(1.49)	– 0	–

Total dividends and distributions	(1.57)	(1.58)	(2.81)	(1.92)	(1.75)	(.12)

Net asset value, end of period	$ 10.71	$ 10.76	$ 11.27	$ 14.28	$ 13.09	$ 11.72

Total Return
Total investment return based on net asset value(c)	13.93	%†	10.98	%*	(1.38)%	25.46	%*	29.94%	14.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,600	$93,858	$281,724	$323,134	$311,954	$328,749
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.20	%^	.14%	.08%	.06%	.06%	.05%
Expenses, before waivers/reimbursements(d)	.20	%^	.14%	.08%	.06%	.06%	.05%
Net investment income	1.01	%(b)†^	1.39	%(b)	1.23%	1.62%	1.48%	1.47%
Portfolio turnover rate	19%	55%	40%	50%	49%	52%

See footnote summary on pages 297-298.

AB POOLING PORTFOLIOS •	293

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Small-Mid Cap Growth
	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 9.43		$ 10.94		$ 12.56	$ 13.16	$ 13.23	$ 16.09

Income From Investment Operations
Net investment income(a)	.04	(b)†	.03	(b)	.00 (f)	.06	.09	.08
Net realized and unrealized gain on investment transactions	.83		.03††		.42	2.03	2.62	2.15

Net increase in net asset value from operations	.87		.06		.42	2.09	2.71	2.23

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.03)		(.07)	(.07)	(.09)	(.09)
Distributions from net realized gain on investment transactions	(1.01)		(1.54)		(1.97)	(2.62)	(2.69)	(5.00)

Total dividends and distributions	(1.07)		(1.57)		(2.04)	(2.69)	(2.78)	(5.09)

Net asset value, end of period	$ 9.23		$ 9.43		$ 10.94	$ 12.56	$ 13.16	$ 13.23

Total Return
Total investment return based on net asset value(c)	9.53	%*†	.74	%*	3.92%	17.04%*	25.85%*	17.77%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,001		$93,616		$279,873	$322,200	$316,708	$328,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.24	%^	.15%		.09%	.07%	.06%	.06%
Expenses, before waivers/reimbursements(d)	.24	%^	.15%		.09%	.07%	.06%	.06%
Net investment income	.86	%(b)†^	.36	%(b)	.01%	.51%	.70%	.55%
Portfolio turnover rate	34%		61%		55%	65%	72%	68%

See footnote summary on pages 297-298.

294	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Multi-Asset Real Return**
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 6.23	$ 6.27	$ 8.95	$ 8.25	$ 8.67	$ 9.13

Income From Investment Operations
Net investment income(a)	.07	(b)	.14	(b)	.16	.19	.17	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.71	)††	.01††	(2.58)	.75	(.31)	(.25)
Contributions from Affiliates	.00	(f)	.00	(f)	.00	(f)	.00	(f)	.00	(f)	– 0	–

Net increase (decrease) in net asset value from operations	(1.64)	.15	(2.42)	.94	(.14)	(.07)

Less: Dividends
Dividends from net investment income	(.16)	(.19)	(.26)	(.24)	(.28)	(.39)

Net asset value, end of period	$ 4.43	$ 6.23	$ 6.27	$ 8.95	$ 8.25	$ 8.67

Total Return
Total investment return based on net asset value(c)	6.84%	2.70%	(27.40)%	11.48%	(1.69)%	(.45	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$803,363	$944,991	$832,851	$800,178	$724,226	$547,929
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.08	%^	.09%	.07%	.07%	.06%	.06%
Expenses, before waivers/reimbursements(d)	.09	%^	.09%	.07%	.07%	.06%	.06%
Net investment income	2.21	%(b)^	2.36	%(b)	2.13%	2.17%	1.89%	2.11%
Portfolio turnover rate	80%	194%	45%	76%	126%	110%

See footnote summary on pages 297-298.

AB POOLING PORTFOLIOS •	295

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Volatility Management
Six Months Ended February 28, 2017 (unaudited)	Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.99	$ 11.22	$ 12.53	$ 11.38	$ 10.24	$ 10.27

Income From Investment Operations
Net investment income(a)	.09	(b)†	.21	(b)	.24	.24	.15	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	.18	(.63)	2.10	1.11	.24

Net increase (decrease) in net asset value from operations	.56	.39	(.39)	2.34	1.26	.31

Less: Dividends and Distributions
Dividends from net investment income	(.86)	(.28)	(.37)	(.37)	(.12)	(.06)
Distributions from net realized gain on investment transactions	(1.39)	(.34)	(.55)	(.82)	– 0	–	(.28)

Total dividends and distributions	(2.25)	(.62)	(.92)	(1.19)	(.12)	(.34)

Net asset value, end of period	$ 9.30	$ 10.99	$ 11.22	$ 12.53	$ 11.38	$ 10.24

Total Return
Total investment return based on net asset value(c)	5.97	%†	3.47%	(3.35)%	21.69%	12.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$495	$514	$1,278	$1,494	$1,590	$1,688
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.03	%^	.05%	.05%	.05%	.05%	.04%
Expenses, before waivers/reimbursements(d)	.10	%^	.06%	.05%	.05%	.05%	.04%
Net investment income	1.81	%(b)†^	1.97	%(b)	2.01%	2.04%	1.40%	.68%
Portfolio turnover rate	2%	32%	13%	41%	80%	130%
See footnote summary on pages 297-298.

296	• AB POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Funds’ investments in affiliated underlying portfolios, the Funds incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Funds in an amount equal to the Funds’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended February 28, 2017 (unaudited)
AB U.S. Value	.00	%^(g)
AB U.S. Large Cap Growth	.01	%^
AB International Value	.00	%^(g)
AB International Growth	.00	%^(g)
AB Short Duration Bond	.00	%^(g)
AB Global Core Bond	.00	%^(g)
AB Bond Inflation Protection	.00	%^(g)
AB Small-Mid Cap Value	.00	%^(g)
AB Small-Mid Growth	.00	%^(g)
AB Multi-Asset Real Return	.01	%^
AB Volatility Management	.06	%^

(e)	The expense ratios presented below exclude interest expense where applicable:

	Six Months Ended February 28, 2017 (unaudited)		Year Ended August 31,
			2016	2015	2014	2013	2012
AB International Value Portfolio
Expenses, net of waivers/reimbursements	NA		NA	NA	.05%	NA	NA
Expenses, before waivers/reimbursements	NA		NA	NA	.05%	NA	NA
AB Short Duration Bond Portfolio
Expenses, net of waivers/reimbursements	NA		NA	NA	.03%	NA	NA
Expenses, before waivers/reimbursements	NA		NA	NA	.03%	NA	NA
AB Global Core Bond Portfolio
Expenses, net of waivers/reimbursements	NA		NA	NA	.03%	NA	NA
Expenses, before waivers/reimbursements	NA		NA	NA	.03%	NA	NA
AB Bond Inflation Protection Portfolio
Expenses, net of waivers/reimbursements	.10	%^	.07%	.05%	.04%	.04%	.04%
Expenses, before waivers/reimbursements	.34	%^	.08%	.05%	.04%	.04%	.04%

AB POOLING PORTFOLIOS •	297

Financial Highlights

(f)	Amount is less than $0.005.

(g)	Amount is less than 0.005%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB U.S. Value Portfolio for the six months ended February 28, 2017 and for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.03%, 0.09%, 0.34%, 0.04%, 0.08% and 0.01%, respectively, AB U.S. Large Cap Growth Portfolio for the six months ended February 28, 2017 and for the years ended August 31, 2016, August 31, 2015, and August 31, 2012 by 0.01%, 0.37%, 0.01%, and 0.02%, respectively, AB Short Duration Bond Portfolio for the six months ended February 28, 2017 and for the year ended August 31, 2016, August 31, 2013 by 0.58% 0.04% and 0.02%, respectively, AB Global Core Bond for the year ended August 31, 2013 by 0.01%, AB Small-Mid Cap Value Portfolio for the year ended August 31, 2016 and August 31, 2014 by 0.01% and 0.04%, respectively, AB Small-Mid Cap Growth Portfolio for the six months ended February 28, 2017 and for years ended August 31, 2016, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.06%, 0.17%, 0.08%, 0.14% and 0.01%, respectively, and AB Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A)

†	For the six months ended February 28, 2017 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
AB U.S. Value	$.003	.04%	.02%
AB U.S. Large Cap Growth	$.002	.04%	.02%
AB International Value	$.001	.03%	.02%
AB International Growth	$.001	.04%	.02%
AB Short Duration Bond	$.006	.12%	.06%
AB Global Core Bond	$.002	.05%	.03%
AB Bond Inflation Protection	$.003	.07%	.04%
AB Small-Mid Cap Value	$.003	.06%	.03%
AB Small-Mid Growth	$.003	.06%	.03%
AB Multi-Asset Real Return	$.0003	.01%	.01%
AB Volatility Management	$.001	.01%	.01%

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

†††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

^	Annualized.

See notes to financial statements.

298	• AB POOLING PORTFOLIOS

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Tawhid Ali, Vice President

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Michael Canter, Vice President

Frank V. Caruso, Vice President

Vinod Chathlani, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Scott A. DiMaggio, Vice President

Vincent C. Dupont, Vice President

John H. Fogarty, Vice President

Cem Inal, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President

James W. MacGregor, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Laurent Saltiel, Vice President

Matthew S. Sheridan, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

AB POOLING PORTFOLIOS •	299

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AB Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vinod Chathlani, Mr. Daniel Loewy and Mr. Vadim Zlotnikov are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Value Portfolio are made by Mr. Joseph G. Paul and Mr. Cem Inal.

The management of, and investment decisions for, the AB Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Tawhid Ali, Mr. Takeo Aso and Mr. Avi Lavi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. Dupont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AB Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AB International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AB Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Michael Canter, Mr. Shawn E. Keegan, and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AB Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

Mr. Michael Canter, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are primarily responsible for the day-to-day management of the AB Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AB Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

300	• AB POOLING PORTFOLIOS

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “directors”) of The AB Pooling Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 1-3, 2016 (the “Meeting”):

•	AB Short Duration Bond Portfolio

•	AB Global Core Bond Portfolio

•	AB Bond Inflation Protection Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee (zero) for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer. The directors noted that they had approved the liquidation and termination of each Fund at a meeting held on September 21, 2016, and that they were approving continuance of the Advisory Agreement only until the Funds are terminated.

The directors noted that shares of the Funds are offered exclusively to registered investment companies advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The directors also noted that no advisory fee is payable by any of the Funds, although the Advisory Agreement provides that the Funds will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Funds by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The directors further noted that the Company acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Funds from third parties (e.g., the Pooling Investors).

AB POOLING PORTFOLIOS •	301

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in some compensation from such Fund to the Adviser. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other

302	• AB POOLING PORTFOLIOS

services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Funds by the Pooling Investors. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds, and that the profitability methodology attributed to the Funds revenues and expenses relating to the Pooling Investors. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies. The directors noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Funds (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The directors noted that the Adviser is compensated by the Pooling Investors for providing advisory services to

AB POOLING PORTFOLIOS •	303

them. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception.

In reviewing the performance information the directors noted that the Funds had a relative performance advantage in that the performance of virtually all of the Funds’ competitors was negatively affected by the fact they pay advisory fees whereas the Funds do not. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser (zero) and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Funds. The directors took into account the impact on the advisory fee rate of the administrative reimbursements paid to the Adviser by the Funds in the latest fiscal year. While the fees paid by the Pooling Investors to the Adviser vary, the directors acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for

304	• AB POOLING PORTFOLIOS

advisory services it provides to each Fund (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Company’s former counsel that the implied fee rate is the same for all the Pooling Investors. The directors also noted that the Adviser had provided the directors with information concerning the fees paid by the various Pooling Investors.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors recognized that this information was of limited utility in light of the Funds’ unusual fee arrangements.

The directors also considered the total non-advisory expense ratio of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The non-advisory expense ratio of each Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect the impact of the withdrawal of an unaffiliated institutional investor from each Fund on July 1, 2016 and, in the case of AB Short Duration Bond Portfolio and AB Bond Inflation Protection Portfolio, the implementation of expense caps effective June 22, 2016. The directors noted that it was likely that the non-advisory expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s pro forma total non-advisory expense ratio was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Funds, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

AB POOLING PORTFOLIOS •	305

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of The AB Pooling Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on May 3-5, 2016 (the “Meeting”):

•	AB U.S. Value Portfolio

•	AB U.S. Large Cap Growth Portfolio

•	AB Multi-Asset Real Return Portfolio

•	AB International Value Portfolio

•	AB International Growth Portfolio

•	AB Small-Mid Cap Value Portfolio

•	AB Small-Mid Cap Growth Portfolio

•	AB Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee (zero) for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Funds are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The directors also noted that no advisory fee is payable by any of the Funds, although the Advisory Agreement provides that the Funds will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Funds by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The directors further noted that the Company acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Funds from

306	• AB POOLING PORTFOLIOS

third parties (e.g., the Pooling Investors). The directors noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor. On November 17, 2015, the Adviser announced that such unaffiliated investor would transition to another manager on July 1, 2016.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are

AB POOLING PORTFOLIOS •	307

made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in some compensation from such Fund to the Adviser. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Funds by the Pooling Investors. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds, and that the profitability methodology attributed to the Funds revenues and expenses relating to the Pooling Investors. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients; 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the

308	• AB POOLING PORTFOLIOS

Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Funds to brokers affiliated with the Adviser. The directors noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Funds (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The directors noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the unaffiliated institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception.

AB U.S. Value Portfolio

AB U.S. Large Cap Growth Portfolio

AB International Value Portfolio

AB International Growth Portfolio

AB Small-Mid Cap Value Portfolio

AB Volatility Management Portfolio

Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

AB Multi-Asset Real Return Portfolio

AB Small-Mid Cap Growth Portfolio

Based on their review, and their discussion with the Adviser of the reasons for each Fund’s underperformance in certain periods, the directors concluded that each Fund’s investment performance was acceptable.

AB POOLING PORTFOLIOS •	309

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser (zero) and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Funds. The directors took into account the impact on the advisory fee rate of the administrative reimbursements paid to the Adviser by the Funds in the latest fiscal year. The directors also considered information provided by the Adviser, including pro forma presentations, concerning the expected impact of the withdrawal of the unaffiliated Pooling Investor from each Fund. While the fees paid by the Pooling Investors to the Adviser vary, the directors acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Fund (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Company’s former counsel that the implied fee rate is the same for all the Pooling Investors. The directors also noted that the Adviser had provided the directors with information concerning the fees paid by the various Pooling Investors.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors recognized that this information was of limited utility in light of the Funds’ unusual fee arrangements.

The directors noted that each of AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the

310	• AB POOLING PORTFOLIOS

expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total non-advisory expense ratio of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The non-advisory expense ratio of each Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the non-advisory expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s total non-advisory expense ratio was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Funds, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

AB POOLING PORTFOLIOS •	311

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

Concentrated International Growth Portfolio

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

FIXED INCOME (continued)

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio*

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio*

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

312	• AB POOLING PORTFOLIOS

AB Family of Funds

AB POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0217

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 26, 2017